Exhibit 10.10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CREDIT AGREEMENT

dated as of January 23, 2014

among

PARNELL PHARMACEUTICALS HOLDINGS PTY LTD,
and
PARNELL, INC.
as Borrowers,

THE SUBSIDIARIES OF THE BORROWERS,
as Guarantors,

THE LENDERS PARTY HERETO,
as Lenders,

and

SWK FUNDING LLC,
as Agent, Sole Lead Arranger and Sole Bookrunner

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

ii

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

iii

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

iv

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Page

Annexes
Annex I	Commitments and Pro Rata Term Loan Shares
Annex II	Addresses
Annex III	Agent’s Account

Exhibits
Exhibit A	Form of Assignment Agreement
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Note
Exhibit D	Form of Verification Certificate

Schedules
Schedule 5.1	Prior Debt
Schedule 6.1	Jurisdictions of Organization and Qualification
Schedule 6.8	Capitalization
Schedule 6.16	Insurance
Schedule 6.18(a)	Each Loan Party’s Registered Intellectual Property
Schedule 6.18(b)	Each Loan Party’s Products and Required Permits
Schedule 6.20	Labor Matters
Schedule 6.21	Material Contracts
Schedule 6.25A	Names
Schedule 6.25B	Offices
Schedule 6.27	Broker’s Commissions
Schedule 7.14	Post-Closing Obligations
Schedule 8.1	Existing Debt
Schedule 8.2	Existing Liens
Schedule 8.7	Transactions with Affiliates
Schedule 8.10	Existing Investments
Schedule 8.11	Restricted Material Contracts
Schedule 8.14	Deposit Accounts

v

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CREDIT AGREEMENT

This Credit Agreement (“Agreement”) dated as of January 23, 2014, among PARNELL PHARMACEUTICALS HOLDINGS PTY LTD, a proprietary company limited by shares incorporated under the laws of Australia (“Australian Borrower”), PARNELL, INC., a corporation incorporated under the laws of the state of Delaware, United States of America (“U.S. Borrower”, and together with Australian Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), the Guarantors (as defined herein), the financial institutions party hereto from time to time as Lenders (“Lenders”) and SWK Funding LLC (in its individual capacity, “SWK”), as Agent for all Lenders.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1                DEFINITIONS; INTERPRETATION.

1.1           Definitions.

When used herein the following terms shall have the following meanings:

“Account Control Agreement” means, collectively, with respect to any Deposit Account, bank account or securities account maintained by any Loan Party, an agreement (whether designated as a deposit or securities account control agreement, blocked account control agreement, lockbox agreement, notice of security interest (account) or otherwise) entered into from time to time, at Agent’s request, among the applicable Loan Party, Agent and the bank or financial institution at which such Loan Party maintains such Deposit Account, bank account or securities account, for the purpose of establishing Agent’s control of such Deposit Account, bank account or securities account under applicable United States, Australian or other law.

“Acquisition” by any Person means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or substantially all of the property of another Person, or any division, line of business or other business unit of another Person or at least a majority of the voting Equity Interests of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Debt, securities or otherwise.

“Affiliate” of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any employee, manager, officer or director of such Person, (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof which is engaged in making, purchasing, holding or otherwise investing in commercial loans and (d) in relation to an Australian Loan Party and without limiting the other provisions of this definition, a Related Party. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, (x) power to vote 33% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers (or other equivalent governing persons); provided that if that Person’s power to vote is not more than 50%, no other Person possesses directly or indirectly, power to vote a greater proportion of such securities on such matter, or (y) power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither Agent nor any Lender shall be deemed an Affiliate of any Borrower or of any Subsidiary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Agent” means SWK in its capacity as administrative agent for all Lenders hereunder and any successor thereto in such capacity.

“Aggregate Revenue” means the aggregate of Net Sales and Royalties of, and any other income or revenue actually received (or otherwise recognized in accordance with GAAP) in connection with product sales or licenses by, the Australian Borrower and its Subsidiaries; provided, however, that “Product Approval Fees” referenced in Section 3.1 of the Elanco Contract, and the “Establishment Fee” referred to in Section 3.1 of the Vetoquinol Contract, shall not be deemed to be income or revenue.

“Agreement” has the meaning set forth in the Preamble.

“All Property Agreement” means the General Security Deed dated as of the Closing Date between each Loan Party and the Agent.

“Approved Fund” means (a) any fund, trust or similar entity that invests in commercial loans in the ordinary course of business and is advised or managed by (i) a Lender, (ii) an Affiliate of a Lender, (iii) the same investment advisor that manages a Lender or (iv) an Affiliate of an investment advisor that manages a Lender or (b) any finance company, insurance company or other financial institution which temporarily warehouses loans for any Lender or any Person described in clause (a) above.

“Assignment Agreement” means an agreement substantially in the form of Exhibit A.

“Australian Guarantors” mean, collectively, Parnell Manufacturing Pty Ltd, Parnell Technologies Pty Ltd, Parnell Pharmaceuticals Pty Ltd, Parnell Technologies NZ Pty Ltd, Australian Pharma Services Pty Ltd, Parnell Corporate Services Pty Ltd, Parnell Australia Pty Ltd, Parnell North America Pty Ltd and Parnell Europe Pty Ltd, each a proprietary company limited by shares incorporated under the laws of Australia.

“Australian Loan Parties” mean Australian Borrower and Australian Guarantors.

“Authorization” shall have the meaning set forth in Section 6.22(b)(ii).

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C § 101 et. seq., as amended from time to time.

“Borrower” and “Borrowers” shall have the meaning set forth in the Preamble.

“Bondholder Consent” has the meaning set forth in Section 2.2(a).

“Bondholder Reserve” has the meaning set forth in Section 2.2(a)(i).

“Bondholder Reserve Amount” has the meaning set forth in Section 2.2(a)(i).

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Business Day” means any day on which commercial banks are open for commercial banking business in Dallas, Texas and Sydney, Australia.

“Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a finance lease on the balance sheet of such Person.

“Cash Equivalent Investment” means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States or Australian Government or any agency thereof, (b) commercial paper, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-1 by Standard & Poor’s Ratings Group or P-1 by Moody’s Investors Service, Inc., (c) any certificate of deposit (or time deposit represented by a certificate of deposit) or banker’s acceptance maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender (or by a commercial banking institution that is a member of the Federal Reserve System, or is an approved deposit-taking institution (as defined by the Corporations Act) or is a U.S. branch of a foreign banking institution and in each case has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c) above) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder, (e) money market accounts or mutual funds which invest exclusively or substantially in assets satisfying the foregoing requirements, (f) cash and (g) other short term liquid investments approved in writing by Agent.

“Change of Control” means the occurrence of any of the following, unless such action has been consented to in advance in writing by Agent in its sole discretion:

(i)          The holders of the outstanding Equity Interests of Australian Borrower as of the Closing Date shall at any time for any reason cease to collectively own, directly or indirectly, 100% of the issued and outstanding Equity Interests of Australian Borrower (as the same may be adjusted for any combination, recapitalization or reclassification into a greater or small number of shares or units);

(ii)         Australian Borrower shall at any time cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of each other Material Loan Party;

(iii)        fifty percent (50%) or more of the members of the Board of Directors (or other applicable governing body) of any Borrower or any other Loan Party on any date shall not have been (x) members of the Board of Directors (or other applicable governing body) of such Borrower or such other Loan Party on the Closing Date or (y) approved (by recommendation, nomination, election or otherwise) by Persons who constitute at least a majority of the members of the Board of Directors (or other applicable governing body) of such Borrower or such other Loan Party as constituted on the Closing Date;

(iv)        a Key Person Event;

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v)         any sale or other disposition of all or substantially all of the assets of any Borrower or any other Material Loan Party; or

(vi)        the issuance by any Borrower or any other Loan Party of its Equity Interests in an underwritten public offering pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act or any other listing of a Loan Party (or any holding company of such Loan Party which is established or used for listing purposes) on the Australian Securities Exchange or any other stock exchange (an “Initial Public Offering”).

“Change of Control Prepayment Fee” has the meaning set forth in Section 2.8.1(c).

“Closing Date” means January 23, 2014, or such later date that the Agent may approve.

“Collateral” shall mean the property of Loan Parties described in any Collateral Document pursuant to, or in connection with which, any Loan Party or any other Person grants a Lien to Agent for the benefit of Lenders.

“Collateral Access Agreement” means an agreement in form and substance reasonably satisfactory to Agent pursuant to which a mortgagee or lessor of real property on which Collateral (or any books and records) is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of Agent and waives (or, if approved by Agent, subordinates) any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits Agent reasonable access to any Collateral stored or otherwise located thereon, including, without limitation, the Landlord Tripartite.

“Collateral Agreement” means the Collateral Agreement dated as of the Closing Date by each Loan Party signatory thereto in favor of Agent and Lenders.

“Collateral Documents” means, collectively, the Collateral Agreement, each IP Security Agreement, each Account Control Agreement, the All Property Agreement, the Pledge Agreement, the Mortgage of Lease, and each other agreement or instrument pursuant to or in connection with which any Loan Party or any other Person grants a Lien in any Collateral to Agent for the benefit of Lenders, each as amended, restated or otherwise modified from time to time.

“Collection Account” shall have the meaning set forth in Section 8.14.

“Commitment” means, as to any Lender, such Lender’s Pro Rata Term Loan Share.

“Compliance Certificate” means a certificate substantially in the form of Exhibit B.

“Consolidated Net Income” means, with respect to Australian Borrower and its Subsidiaries, for _______ any gains or non-cash losses from Dispositions, any extraordinary gains or extraordinary non-cash losses and any gains or non-cash losses from discontinued operations.

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Contingent Obligation” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation in respect of any Contingent Obligation shall be deemed to be the amount for which the Person obligated thereon is reasonably expected to be liable or responsible.

“Control”:

(a)         has the meaning given in section 50AA of the Corporations Act; and

(b)         in respect of an “entity” (as defined in the Corporations Act) also includes the direct or indirect power to directly or indirectly direct the management or policies of the entity or control the membership or voting of the board of directors or other governing body of the entity (whether or not the power has statutory, legal or equitable force or arises by means of statutory, legal or equitable rights or trusts, agreements, arrangements, understandings, practices, the ownership of any interest in Marketable Securities, bonds or instruments of the entity or otherwise).

“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with a Loan Party, are treated as a single employer under Section 414 of the IRC or Section 4001 of ERISA.

“Copyrights” shall mean all of each Loan Party’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title, and interest in and to: (i) copyrights, rights and interests in copyrights, works protectable by copyright, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, Australia, and all research and development relating to the foregoing; and (ii) all renewals of any of the foregoing.

“Corporations Act” means the Corporations Act 2001 (Cth) of Australia.

“Current Ratio” means, as of any date of determination, the ratio determined as (a) the current assets of Australian Borrower and its Subsidiaries as of such date (excluding any account receivable that remains unpaid 180 days after the invoice date for such account receivable), divided by (b) the current liabilities of the Australian Borrower and its Subsidiaries as of such date (including, for the avoidance of doubt, any liabilities of Australian Borrower and/or its Subsidiaries under the Revenue Sharing Deed and any liabilities of Australian Borrower and/or its Subsidiaries that mature or are required to be paid within twelve months after such date but, unless expressly indicated otherwise herein, excluding the 2013 Bonds), in each case, determined in accordance with GAAP.

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“DEA” means the Federal Drug Enforcement Administration of the United States of America.

“Debt” of any Person means, without duplication, (a) all present or future actual or contingent indebtedness or other monetary liability of such Person in respect of money borrowed or raised or any financial accommodation, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), including payment obligations, earn-outs and similar obligations of such Person arising in connection with an Acquisition or royalty payments or milestone payments in connection with the acquisition of a product line or product license, (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (with the amount thereof being measured as the lesser of (x) the aggregate unpaid amount of such indebtedness and (y) the fair market value of such property), (f) all reimbursement obligations, contingent or otherwise, with respect to letters of credit (whether or not drawn), banker’s acceptances and surety bonds issued for the account of such Person, other than obligations that relate to trade accounts payable in the ordinary course of business, (g) all Hedging Obligations of such Person, (h) all Contingent Obligations of such Person in respect of Debt of others, (i) all indebtedness of any partnership of which such Person is a general partner except to the extent such Person is not liable for such Debt, and (j) all obligations of such Person under any synthetic lease transaction (including a sale and leaseback transaction), where such obligations are considered borrowed money indebtedness for tax purposes but the transaction is classified as an operating lease in accordance with GAAP. In addition to and not in limitation of the foregoing, “Debt” shall include any: (i) obligations under any bill, bond, debenture, note or other financial instrument (whether or not negotiable); (ii) obligations under any put option, buy-back or discounting arrangement in respect of any asset or property; (iii) indemnity obligation to the issuer of a guarantee, indemnity, bank guarantee, bond, letter of credit or similar instrument issued for, at the request of or on behalf of, a Loan Party; (iv) consideration for the acquisition of an asset or service payable more than 90 days after, as applicable, the date of the acquisition or the date on which the service is invoiced; (v) lease or hire purchase entered into primarily as a method of raising finance or financing the acquisition of the asset leased or hired (including any sale and lease back transaction); (vi) obligation to deliver goods or other property or provide services paid for in advance by any financier or in relation to another financing transaction; (vii) redeemable shares where the holder has the right (conditional or not) to require redemption; (viii) dividend or amount of share capital reduction or share buy back which is declared or authorised and not paid; (ix) receivables sold (other than to the extent they are sold on a non-recourse basis); (x) Hedging Obligation; and (xi) guarantee of other Debt described above.

“Debtor Relief Law” shall mean, collectively, the Bankruptcy Code, and all other United States or foreign applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally, in each case as amended from time to time.

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Deed of Priority” means the Deed of Priority, dated as of the Closing Date, executed by Agent, Parnell 2013 Bonds Pty Ltd (ACN 162 432 537) of Unit 4, 476-492 Gardeners Road, Alexandria, New South Wales, Australia 2015, as trustee of the 2013 Security Trust for and on behalf of 2013 Bondholders, and one or more Loan Parties.

“Default” means any event that, if it continues uncured, will, with the lapse of time or the giving of notice or both, constitute an Event of Default.

“Default Premium” has the meaning set forth in Section 2.9.1(a)(iv).

“Deposit Account” shall mean, individually and collectively, any bank or other depository accounts of any Loan Party.

“Disposition” means, as to any asset or right of any Loan Party, (a) any sale, lease, assignment or other transfer (other than to any other Loan Party), (b) any loss, destruction or damage thereof, or (c) any condemnation, confiscation, requisition, seizure or taking thereof, in each case excluding the sale of Inventory or Product in the ordinary course of business.

“Disqualified Equity Interests” means any Equity Interests requiring any Loan Party or its Subsidiaries to, directly or indirectly, pay any dividends or distributions on, or purchase, redeem or retire, such Equity Interests, in each case, prior to the Term Loan Maturity Date, or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of such Equity Interests, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Loan Party or any of its Subsidiaries, in each case, prior to the Term Loan Maturity Date.

“Dollar” and “$” mean lawful money of the United States of America.

“Drug Application” means a new drug application, an abbreviated drug application, or a product license application for any Product, as appropriate, as those terms are defined in the FD&C Act, and as may be similarly defined or expressed under the applicable laws of any other jurisdiction (including, without limitation, Australia), or as related to or in connection with any drug application under the applicable laws of any other jurisdiction (including, without limitation, Australia).

“EBITDA” means, for any Person and its Subsidiaries for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income for such period (and without duplication), (i) Interest Expense, (ii) income tax expense (including tax accruals), (iii) depreciation and amortization, (iv) in the case of the Loan Parties, management fees, transaction fees and out-of-pocket expenses paid to its Affiliates to the extent permitted under Section 8.3, (v) nonrecurring cash fees, costs and expenses incurred in connection with Acquisitions permitted by this Agreement, and milestone and royalty payments to any third party, in relation to any Material Contract, (vi) non-cash expenses relating to equity-based compensation or purchase accounting and (vii) other non-recurring and/or non-cash expenses or charges.

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Elanco Contract” means the Distribution and Supply Agreement dated February 9, 2011 between Parnell Europe Pty Ltd and Eli Lilly And Company, as amended by Amendment 1, dated December 2, 2011, between Parnell Europe Pty Ltd and Eli Lilly And Company.

“Employee Priority Liabilities” means, at any time, the sum of each of the following assuming that the Australian Loan Parties were then in liquidation and section 556 of the Corporations Act applied to them at that time: (i) the gross wages, superannuation contributions and superannuation guarantee charge payable to or on behalf of employees of the Australian Loan Parties; (ii) liabilities of Australian Loan Parties to pay the amounts of estimates under Division 268 in Schedule 1 to the Taxation Administration Act 1953 of superannuation guarantee charge referred to in clause (i); (iii) all amounts due by Australian Loan Parties to employees in respect of leave of absence; (iv) retrenchment payments; (v) all amounts due by Australian Loan Parties to employees in respect of long service leave or extended leave; and (vi) any other amount referred to in section 561 (Priority of Employee’s Claims Over Circulating Assets) of the Corporations Act, in each case at that time (and in each case where the terms: (a) “wages”, “superannuation guarantee charge” and “leave of absence” have the meaning given to them in section 9 of the Corporations Act; (b) “superannuation contribution”, “retrenchment payment” and “employee” have the meaning given to them in section 556(2) of the Corporations Act; and (c) “company” means each Australian Loan Party).

“Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or any Person or property.

“Environmental Laws” means all present or future foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to any matter arising out of or relating to the effect of the environment on health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance.

“Equity Interests” means, with respect to any Person, its equity ownership interests, its common stock and any other capital stock or other equity ownership units of such Person authorized from time to time, and any Marketable Security or other shares, options, interests, participations or other equivalents (however designated) of or in such Person, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, membership units (common or preferred), stock appreciation rights, membership unit appreciation rights, convertible notes or debentures, stock purchase rights, membership unit purchase rights and all securities convertible, exercisable or exchangeable, in whole or in part, into any one or more of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Esanda Lease” means the Offer to Hire, dated January 18, 2011, among Parnell Manufacturing Pty Ltd, Australia and New Zealand Banking Group Limited (trading as Esanda), Alan Richard Bell, Parnell Pharmaceuticals Holdings Pty Ltd, Parnell Technologies Pty Ltd, Parnell Pharmaceuticals Pty Ltd, Parnell Group Pty Ltd, Parnell Australia Pty Ltd, Parnell Corporate Services Pty Ltd, Australian Pharma Services Pty Ltd and Pinehill Pty Ltd.

“Event of Default” means any of the events described in Section 9.1.

“Excluded Taxes” has the meaning set forth in Section 3.1(a).

“Exempt Accounts” means any Deposit Accounts, securities accounts or other similar accounts (i) into which there are deposited no funds other than those intended solely to cover compensation to employees of the Loan Parties (and related contributions to be made on behalf of such employees to health and benefit plans) plus balances for outstanding checks for compensation and such contributions from prior periods; or (ii) constituting employee withholding accounts that contain only funds deducted from pay otherwise due to employees for services rendered to be applied toward the tax obligations of such Person or its employees.

“Exit Fee” has the meaning set forth in Section 2.8.2(a)(ii)(B).

“External Administrator” means an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

“Fair Valuation” shall mean the determination of the value of the consolidated assets of a Person within a reasonable time through collection or sale of such assets at market value to interested buyers who are willing to purchase under ordinary selling conditions in an arm’s length transaction.

“FATCA” means Sections 1471 through 1474 of the IRC and any current or future regulations thereunder or official interpretations thereof.

“FD&C Act” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq., as amended.

“FDA” means the United States Food and Drug Administration.

“FDA Authorization” the entitlement or right granted by the FDA to distribute and market the Hormone Program.

“FDA Law and Regulation” means the provisions of the FD&C Act and all applicable regulations promulgated by the FDA.

“FDA Products” means any finished products sold by any Borrower or any of the other Loan Parties for itself or for a third party that are subject to the FDA Law and Regulation.

9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Fiscal Quarter” means the 3-month period ending on the last day of March, June, September or December of any calendar year.

“Fiscal Year” means the fiscal year of Australian Borrower and its Subsidiaries, which period is currently the 12-month period ending on June 30 of each year.

“Foreign Lender” means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the IRC.

“FRB” means the Board of Governors of the Federal Reserve System or any successor thereto.

“GAAP” means accounting standards, principles and practices applying by law or otherwise generally accepted and consistently applied in Australia; provided, however, that if, after the Closing Date, the statutory accounts of Australian Borrower (or any new holding company of Australian Borrower established pursuant to a transaction permitted hereby) are prepared under the laws of the United States of America, then “GAAP” shall mean generally accepted accounting principles in effect in the United States of America set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, branch of government, department, commission, authority or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign. Governmental Authority shall include any agency, branch or other governmental body charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws.

“Guarantors” mean Australian Guarantors, New Zealand Guarantor, United Kingdom Guarantor and U.S. Guarantors and each other Person who now or hereafter guarantees payment of all or a portion of the Obligations.

“Hazardous Substances” means any hazardous waste, hazardous substance, pollutant, contaminant, toxic substance, oil, hazardous material, chemical or other substance regulated by any Environmental Law.

10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Health Care Laws” mean all foreign, federal and state fraud and abuse laws relating to the regulation of dental and or/ healthcare products, including but not limited to (i) the federal Anti-Kickback Statute (42 U.S.C. (§1320a-7b(b)), the Stark Law (42 U.S.C. §1395nn and §1395(q)), the civil False Claims Act (31 U.S.C. §3729 et seq.), TRICARE (10 U.S.C. Section 1071 et seq.), Section 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statues; (ii) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191) and the regulations promulgated thereunder, (iii) Medicare (Title XVIII of the Social Security Act) and the regulations promulgated thereunder; (iv) Medicaid (Title XIX of the Social Security Act) and the regulations promulgated thereunder; (v) the FD&C Act and all applicable requirements, regulations and guidances issued thereunder by the FDA (including FDA Law and Regulation); (vi) the Controlled Substances Act, as amended, and all applicable requirements, regulations and guidances issued thereunder by the DEA; (vii) quality, safety and accreditation standards and requirements of all applicable state laws or regulatory bodies; (viii) all applicable licensure laws and regulations; (ix) all applicable professional standards regulating healthcare providers, healthcare professionals, healthcare facilities, clinical research facilities or healthcare payors; and (x) any and all other applicable health care laws (whether foreign or domestic), regulations, manual provisions, policies and administrative guidance, including those related to the corporate practice of medicine, fee-splitting, state anti-kickback or self-referral prohibitions, each of (i) through (x) as may be amended from time to time.

“Hedging Obligation” means, with respect to any Person, any liability of such Person under any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices. The amount of any Person’s obligation in respect of any Hedging Obligation shall be deemed to be the incremental obligation that would be reflected in the financial statements of such Person in accordance with GAAP.

“Hormone Program” means the products sold as Estroplan and Gonabreed, including, for the avoidance of doubt, OVsync, the Synchronization Pack and any other product combination of Estroplan and Gonabreed.

“Immaterial Loan Party” has the meaning set forth in Section 7.13.

“Initial Public Offering” has the meaning set forth in the definition of “Change of Control”.

“Intellectual Property” shall mean all present and future: trade secrets, know-how and other proprietary information; Trademarks and Trademark Licenses (as defined in the Collateral Agreement or referred to in the All Property Agreement), internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; Copyrights (including Copyrights for computer programs, but excluding commercially available off-the-shelf software and any Intellectual Property rights relating thereto) and Copyright Licenses (as defined in the Collateral Agreement or referred to in the All Property Agreement) and all tangible and intangible property embodying the Copyrights, unpatented inventions (whether or not patentable); Patents and Patent Licenses (as defined in the Collateral Agreement or referred to in the All Property Agreement); industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom, books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; customer lists and customer information, the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Indemnified Taxes” has the meaning set forth in Section 3.1(a).

“Insolvency Event” means, in respect of any Person, any of the following occurring:

(a)          it becomes insolvent within the meaning of section 95A, or is taken to have failed to comply with a statutory demand under section 459F(1), or must be presumed by a court to be insolvent under section 459C(2), or is the subject of a circumstance specified in section 461 (whether or not an application to court has been made under that section) or, if the person is a Part 5.7 body, is taken to be unable to pay its debts under section 585, of the Corporations Act;

(b)          except with the Agent’s consent:

(i)          it is the subject of a Liquidation, or an order or an application is made for its Liquidation; or

(ii)         an effective resolution is passed or meeting summoned or convened to consider a resolution for its Liquidation;

(c)          an External Administrator is appointed to it or any of its assets or a step is taken to do so or its Related Party requests such an appointment;

(d)          if a registered corporation under the Corporations Act, a step is taken under section 601AA, 601AB or 601AC of the Corporations Act to cancel its registration;

(e)          if a trustee of a trust, it is unable to satisfy out of the assets of the trust the liabilities incurred by it for which it has a right to be indemnified from the assets of the trust as and when those liabilities fall due;

(f)          an analogous or equivalent event to any listed above occurs in any jurisdiction; or

(g)          it stops or suspends payment to all or a class of creditors generally.

“Internal Rate of Return” means, with respect to the Term Loan, as of any date of determination, a return on the principal amount of the Term Loan calculated using the XIRR function of Microsoft Excel, excluding from such return, for the avoidance of doubt, any payments in respect of the Origination Fee, the Exit Fee, the Default Premium and any costs, indemnifications and reimbursements under the Loan Documents; provided, however, that if Microsoft Excel is no longer available or if the Microsoft Excel spreadsheet formulas have changed, then the Internal Rate of Return will be calculated to arrive at an equivalent result.

12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Interest Expense” means for any period the consolidated interest expense of Australian Borrower and its Subsidiaries for such period (including all imputed interest on Capital Leases).

“Inventory” has the meaning set forth in the Collateral Agreement.

“Investment” means, with respect to any Person, (a) the purchase of any debt or equity security of any other Person, (b) the making of any loan or advance to any other Person, (c) becoming obligated with respect to a Contingent Obligation in respect of obligations of any other Person (other than travel and similar advances to employees in the ordinary course of business) or (d) the making of an Acquisition.

“IP Security Agreement” means any security agreement executed by any Loan Party that grants (or is prepared as a notice filing or recording with respect to) a Lien or security interest in favor of Agent and Lenders on Intellectual Property.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the United States Internal Revenue Service.

“Key Person Event” means both of the following events shall have occurred, unless consented to in advance in writing by Agent: (i) Robert Joseph shall no longer serve in the active management and control of Australian Borrower and its Subsidiaries and (ii) Brad McCarthy shall no longer serve in the active management and control of Australian Borrower and its Subsidiaries, unless, in either case, he is replaced within ninety (90) days thereof with a Person of like qualification and experience and which has been approved in such capacity in writing by Agent.

“Landlord Tripartite” means the Landlord Tripartite Deed dated as of the Closing Date, executed by Agent, Helion Properties Pty Ltd, Parnell Manufacturing Pty Ltd and National Australia Bank Limited, regarding the Property and the Mortgage of Lease.

“Legal Costs” means, with respect to any Person, all reasonable out-of-pocket fees and charges of any counsel, accountants, auditors, appraisers, consultants and other professionals to such Person, and all court costs and similar legal expenses.

“Lenders” has the meaning set forth in the Preamble.

“Lien” means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, “security interest” as defined in the PPS Law or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

“Liquidation” means:

(a)          a winding up, dissolution, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an External Administrator is appointed, or an analogous or equivalent event or proceeding in any jurisdiction; or

13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          an arrangement, moratorium, assignment or composition with or for the benefit of creditors or any class or group of them.

“Loan Documents” means this Agreement, the Notes, the Collateral Documents, the Collateral Access Agreements, the Deed of Priority, the Security Trust Deed and all documents, instruments and agreements delivered in connection with the foregoing (including any document to which both Agent and a Loan Party are party which states that it is a Loan Document for purposes of this Agreement).

“Loan Party” means each Borrower, each Guarantor and each other Person that is liable for payment of any Obligations or that has granted a Lien in favor of Agent on its assets to secure any Obligations.

“Loan Party Agent” has the meaning set forth in Section 11.21.

“Loan” means the Term Loan and any other advances made by Agent and Lenders in accordance with the Loan Documents.

“Margin Stock” means any “margin stock” as defined in Regulation T, U or X of the FRB.

“Marketable Security” means:

(a)          a “marketable security” as defined in the Corporations Act;

(b)          a negotiable instrument;

(c)          a unit or other interest in a trust or partnership; and

(d)          a right or an option in respect of any of the above, whether issued or unissued.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of the Loan Parties taken as a whole, (b) a material impairment of the ability of any Material Loan Party to perform any of its Obligations under any Loan Document or (c) a material adverse effect upon any material portion of the Collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Material Loan Party of any Loan Document. For the avoidance of doubt, the investigation, inspection, examination, audit or view of the operations of any Loan Party in the ordinary course of business by any Governmental Authority shall not in itself be deemed to be a Material Adverse Effect or be deemed to be an event that could or would reasonably be expected to result in or have a Material Adverse Effect.

“Material Loan Party” means any Loan Party that is not an Immaterial Loan Party.

“Material Contracts” has the meaning assigned in Section 6.21 hereof.

14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Maximum Annual Revenue-Based Payment” means, for any Sales Year, the amount determined according to the table below by reference to such Sales Year:

Sales Year ending:	Maximum Annual Revenue-Based Payment
December 31, 2014	$2,500,000
December 31, 2015	$4,000,000
December 31, 2016	$7,500,000
December 31, 2017	$9,000,000

“Maximum Quarterly Revenue-Based Payment” means:

(a)          for each of the first three Fiscal Quarters of any Sales Year, the amount determined according to the table below by reference to the Sales Year of which such Fiscal Quarter is a part:

Sales Year ending:	Maximum Quarterly Revenue-Based Payment
December 31, 2014	$625,000
December 31, 2015	$1,000,000
December 31, 2016	$1,875,000
December 31, 2017	$2,250,000

(b)          for the fourth Fiscal Quarter of each Sales Year, an amount (if positive) calculated as:

(i)          the Maximum Annual Revenue-Based Payment for the Sales Year of which such Fiscal Quarter is a part, minus

(ii)         the amount of Revenue-Based Payments, if any, made with respect to prior Fiscal Quarters in the Sales Year of which such Fiscal Quarter is a part, if any (excluding, for the avoidance of doubt, any amounts paid in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements, or any amount of principal prepaid pursuant to Section 2.8.1(a) or 2.8.2(b)).

“Maximum Total Revenue-Based Payment” means (a) if a Qualifying Event has not occurred, $50,000,000, and (b) if a Qualifying Event has occurred, $42,500,000.

“Minimum Annual Revenue-Based Payment” means:

(a)          For the Sales Years ending on December 31, 2014 and December 31, 2015:

(i)          if a Qualifying Event has not occurred, the sum of:

15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)         twenty-five percent (25%) of the Aggregate Revenue up to and including $10,000,000 in such Sales Year; plus

(B)         twenty percent (20%) of the Aggregate Revenue greater than $10,000,000 and up to and including $20,000,000 in such Sales Year; plus

(C)         ten percent (10%) of the Aggregate Revenue which exceeds $20,000,000 in such Sales Year.

(ii)         if a Qualifying Event has occurred, the sum of:

(A)         seventeen percent (17%) of the Aggregate Revenue up to and including $10,000,000 in such Sales Year; plus

(B)         fourteen percent (14%) of the Aggregate Revenue greater than $10,000,000 and up to and including $20,000,000 in such Sales Year; plus

(C)         seven percent (7%) of the Aggregate Revenue which exceeds $20,000,000 in such Sales Year.

(b)          For the Sales Year ending on December 31, 2016, and each subsequent Sales Year:

(i)          if a Qualifying Event has not occurred, the sum of:

(A)         fifty percent (50%) of the Aggregate Revenue up to and including $10,000,000 in such Sales Year;

(B)          twenty percent (20%) of the Aggregate Revenue greater than $10,000,000 and up to and including $20,000,000 in such Sales Year; and

(C)          ten percent (10%) of the Aggregate Revenue which exceeds $20,000,000 in such Sales Year.

(ii)         if a Qualifying Event has occurred, the sum of:

(A)         thirty-five percent (35%) of the Aggregate Revenue up to and including $10,000,000 in such Sales Year;

(B)         fourteen percent (14%) of the Aggregate Revenue greater than $10,000,000 and up to and including $20,000,000 in such Sales Year; and

(C)         seven percent (7%) of the Aggregate Revenue which exceeds $20,000,000 in such Sales Year.

“Minimum Quarterly Revenue-Based Payment” means, with respect to any Fiscal Quarter, an amount (if positive) calculated as:

16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          the Minimum Annual Revenue-Based Payment for the Sales Year of which such Fiscal Quarter is a part, minus

(c)          the amount of Revenue-Based Payments, if any, made with respect to prior Fiscal Quarters in the Sales Year of which such Fiscal Quarter is a part, if any (excluding, for the avoidance of doubt, any amounts paid in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements, or any amount of principal prepaid pursuant to Section 2.8.1(a) or 2.8.2(b)).

“Mortgage of Lease” means the mortgage of lease dated as of the Closing Date granted by Parnell Manufacturing Pty Ltd in favor of the Agent.

“Multiemployer Pension Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any member of the Controlled Group may have any liability.

“Multi-Jurisdictional Mortgage Statement” has the meaning set forth in Section 2.3(a).

“Net Cash Proceeds” means (a) with respect to any Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance and by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by the Loan Parties pursuant to such Disposition, net of (i) the reasonable direct costs relating to such Disposition (including sales commissions and legal, accounting and investment banking fees, commissions and expenses), (ii) any portion of such proceeds deposited in an escrow account pursuant to the documentation relating to such Disposition (provided that such amounts shall be treated as Net Cash Proceeds upon their release from such escrow account to and receipt by the applicable Loan Party), (iii) taxes and other governmental costs and expenses paid or reasonably estimated by a Loan Party to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iv) amounts required to be applied to the repayment of any Debt (together with any interest thereon, premium or penalty and any other amount payable with respect thereto) secured by a Lien, if any, that has priority over the Lien of Agent on the asset subject to such Disposition, and (v) reserves for purchase price adjustments and retained liabilities reasonably expected to be payable by the Loan Parties in connection therewith established in accordance with GAAP (provided that if, upon the final determination of the amount paid in respect of such purchase price adjustments and retained liabilities, the actual amount of purchase price adjustments and retained liabilities paid is less than such reserves, the difference shall, at such time, constitute Net Cash Proceeds), and (b) with respect to any Initial Public Offering or Permitted Transfer, the aggregate cash proceeds received by the Loan Parties pursuant to such Initial Public Offering or Permitted Transfer, net of (i) the reasonable direct costs relating to such Initial Public Offering or Permitted Transfer and (ii) taxes and other governmental costs and expenses paid or reasonably estimated by a Loan Party to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Net Sales” means the gross amount billed or invoiced by Australian Borrower and its Subsidiaries for its and their sales of veterinary pharmaceutical products and other pharmaceutical and/or healthcare products to independent customers, less deductions in the ordinary course of business for (a) quantity, trade, cash or other discounts, allowances, credits or rebates (including customer rebates) actually allowed or taken, (b) amounts deducted, repaid or credited by reason of rejections or returns of goods and government mandated rebates, or because of chargebacks or retroactive price reductions, (c) charges for freight, handling, postage, transportation, insurance and other shipping charges and (d) taxes, tariffs, duties or other governmental charges or assessments (including any sales, value added or similar taxes other than an income tax) levied, absorbed or otherwise imposed on or with respect to the production, sale, transportation, delivery or use of such veterinary pharmaceutical products or other pharmaceutical or healthcare products. A veterinary pharmaceutical product or other pharmaceutical or healthcare product shall be considered sold when billed out or invoiced. To the extent applicable, components of Net Sales shall be determined in the ordinary course of business in accordance with historical practice and using the accrual method of accounting in accordance with GAAP. For the purposes of calculating Net Sales, the Lenders and Agent understand and agree that Affiliates, licensees and sub-licensees of the Loan Parties shall not be regarded as independent customers.

“New Zealand Guarantor” means Parnell NZ Co Limited, a corporation organized under the laws of New Zealand.

“New Zealand Warehouse Agreement” means that certain Services Agreement, dated March 4, 2010, among Supply Chain Solutions (N.Z.) Limited, Parnell Laboratories New Zealand Limited and Parnell Laboratories (Aust) Pty Ltd.

“Non-Consenting Bondholder” has the meaning set forth in Section 2.2(a).

“Note” means a promissory note substantially in the form of Exhibit C.

“Obligations” means all liabilities, indebtedness and obligations (monetary (including post- petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement, any other Loan Document or any other document or instrument executed in connection herewith or therewith which are owed to Agent or any Lender or Affiliate of a Lender, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements provided for hereunder or under the Loan Documents and (ii) any obligation to apply Revenue-Based Payments or other amounts (to the extent of such Revenue-Based Payments or other amounts) to the Revenue-Based Premium as provided for under Section 2.9.1(b) or 2.10.2.

“OFAC” shall mean the U.S. Department of Treasury’s Office of Foreign Asset Control.

“Origination Fee” has the meaning set forth in Section 2.7.

18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Paid in Full”, “Pay in Full” or “Payment in Full” means, with respect to any Obligations, the payment in full in cash of all such Obligations (other than contingent indemnification obligations, yield protection and expense reimbursement to the extent no claim giving rise thereto has been asserted in respect of contingent indemnification obligations, and to the extent no amounts therefor have been asserted, in the case of yield protection and expense reimbursement obligations).

“Patents” shall mean all of each Loan Party’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title and interest in and to: (i) all patents, patent applications, inventions, invention disclosures and improvements, and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, any political subdivision thereof or in any other country, including, without limitation, Australia, and all research and development relating to the foregoing; and (ii) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

“Payment Date” means (i) subject to clause (ii) below, for the Revenue-Based Payment payable with respect to each Fiscal Quarter, the 20th day of the first calendar month of the immediately following Fiscal Quarter (i.e., the 20th day of each April, July, October and January) (or if such day is not a Business Day, the next succeeding Business Day) and (ii) for the Revenue-Based Payment payable with respect to the Fiscal Quarter during which the Term Loan Maturity Date occurs, the Term Loan Maturity Date.

“PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its material functions under ERISA.

“Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which any Loan Party or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Permit” shall mean collectively all consents, registrations, filings, agreements, notarisations, certificates, authority, licenses, leases, powers, permits, franchises, certificates, authorizations and approvals.

“Permitted Liens” means Liens permitted by Section 8.2.

“Permitted Transfer” means a transfer or issuance (or a series of transfers and/or issuances) of Equity Interests of Australian Borrower resulting in the holders of the outstanding Equity Interests of Australian Borrower as of the Closing Date collectively owning, directly or indirectly, no less than 75% of the issued and outstanding Equity Interests of Australian Borrower (as the same may be adjusted for any combination, recapitalization or reclassification into a greater or smaller number of shares or units).

“Person” means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“PFG” Partners for Growth III, L. P.

“Pledge Agreement” shall mean that certain Pledge Agreement, dated as of the Closing Date, executed by each Loan Party in favor of Agent, for the benefit of Lenders, covering all the Equity Interests respectively owned by the Loan Parties.

“PPS Law” means:

(a)          the PPSA and any regulation made at any time under the PPSA, including the PPS Regulations (each as amended from time to time); and

(b)          any amendment made at any time to any other legislation as a consequence of a law or regulation referred to in paragraph (a);

“PPS Regulations” means the Personal Property Securities Regulations 2010 (Cth) of Australia.

“PPSA” means the Personal Property Securities Act 2009 (Cth) of Australia.

“Prepayment Fee” has the meaning set forth in Section 2.8.2(a)(ii)(A).

“Prior Debt” means the Debt listed on Schedule 5.1.

“Property” means the real property and facility described as Unit 4, Century Estate, 475 Gardeners Road, Alexandria, New South Wales, Australia, evidenced by Certificate of Title 4/SP74248.

“Pro Rata Term Loan Share” means, with respect to any Lender, the applicable percentage (as adjusted from time to time in accordance with the terms hereof) specified opposite such Lender’s name on Annex I which percentage represents each Lender’s portion of the aggregate outstanding balance of the Term Loan as of any date of determination.

“Product” means any products manufactured, sold, developed tested or marketed by Australian Borrower or any of its Subsidiaries, including without limitation, those products set forth on Schedule 6.18(b) (as updated from time to time in accordance with Section 7.1.2); provided, however, that if the Loan Parties shall fail to comply with the obligations under Section 7.1.2 to give notice to Agent and update Schedule 6.18(b) prior to manufacturing, selling, developing, testing or marketing any new Product, any such improperly disclosed Product shall be deemed to be included in this definition.

“Qualifying Event” means at least $10,000,000 of Net Cash Proceeds from Qualifying Initial Public Offerings and/or Permitted Transfers have, on or prior to the date that is eighteen (18) months after the Closing Date, been utilized to prepay the Loans pursuant to Section 2.8.2(b).

“Qualifying Initial Public Offering” means an Initial Public Offering of Australian Borrower or U.S. Borrower (or a new holding company thereof) meeting the following conditions: (a) such Initial Public Offering generates at least *** of Net Cash Proceeds; and (b) such Initial Public Offering is consummated on or prior to the date that is eighteen (18) months after the Closing Date.

20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Registered Intellectual Property” means all applications, registrations and recordings for or of Patents, Trademarks or Copyrights filed by any Loan Party with any Governmental Authority, all internet domain name registrations owned by any Loan Party, and all proprietary software owned by any Loan Party.

“Related Party” means, regardless of any body’s trustee or other capacity:

(a)          a body corporate which would be related under section 50 of the Corporations Act on the basis that the term “subsidiary” in that section had the meaning given in this document; or

(b)          an entity which Controls, is Controlled by, or is under common Control with, that body.

“Required Lenders” means Lenders having an aggregate Pro Rata Term Loan Share in excess of 66 2/3%, collectively; provided, that if there are only two Lenders, then Required Lenders means both such Lenders (Lenders that are Affiliates of one another being considered as one Lender for purposes of this proviso).

“Required Permit” means a Permit (a) issued or required under applicable law to the business of Australian Borrower or any of its Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under any laws applicable to the business of Australian Borrower or any of its Subsidiaries (including, without limitation, any Health Care Laws) or any Drug Application (including without limitation, at any point in time, all licenses, approvals and permits issued by the FDA or any other applicable Governmental Authority necessary for the testing, manufacture, marketing or sale of any Product by Australian Borrower or any of its Subsidiaries as such activities are being conducted by Australian Borrower or any of its Subsidiaries with respect to such Product at such time), and (b) issued by any Person from which Australian Borrower or any of its Subsidiaries has received an accreditation.

“Reserves” means the Bondholder Reserve and the Tax Reserve.

“Responsible Officer” shall mean a director, chief executive officer or chief financial officer of a Person, or any other officer having substantially the same authority and responsibility, and in all cases such person shall be listed on an incumbency certificate delivered to Agent, in form and substance acceptable to Agent in its sole discretion.

“Revenue-Based Payment” has the meaning set forth in Section 2.9.1(a).

“Revenue-Based Premium” means, as of any date of determination, an amount equal to the sum (if positive) of:

(a)          the Maximum Total Revenue-Based Payment, minus

21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          all Revenue-Based Payments actually made in cash to all Lenders on or prior to such date (excluding, for the avoidance of doubt, any payments in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements), minus

(c)          the outstanding principal amount of the Loans as of such date (excluding, for the avoidance of doubt, any amounts owing in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements).

“Revenue Sharing Deed” means that certain Revenue Sharing Deed, dated as of October 14, 2011, among PFG and the Australian Loan Parties, as amended by that certain Accession Deed, dated December 13, 2013, among PFG, the Australian Loan Parties and certain of the U.S. Loan Parties, and as further amended to the extent expressly permitted by this Agreement.

“Royalties” means the amount of any and all royalties, license fees and other payments actually received by the Australian Borrower and its Subsidiaries with respect to sales of veterinary pharmaceutical products and other pharmaceutical and/or healthcare products by independent licensees of the Australian Borrower and its Subsidiaries, including any such payments characterized as a share of net profits, any up-front or lump sum payments, any milestone payments, commissions, fees or any other similar amounts, less deductions for amounts deducted, repaid or credited by reason of adjustments to the sales upon which royalty amounts are based, regardless of the reason for such adjustment to such sales; provided, however, that “Product Approval Fees” referenced in Section 3.1 of the Elanco Contract, and the “Establishment Fee” referred to in Section 3.1 of the Vetoquinol Contract, shall not be deemed to be Royalties. For the purposes of calculating Royalties, the Lenders and Agent understand and agree that Affiliates of the Loan Parties shall not be regarded as independent licensees.

“Sales Year” means the 12-month period ending on December 31 of each year.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Trust Deed” means that certain Security Trust Deed, dated as of the Closing Date, among the Loan Parties and Agent.

“Shareholders Deed” means that certain Shareholders Deed dated March 2010 between Parnell Pharmaceuticals Holdings Pty Ltd, Alan Richard Bell, Pine Hill Pty Limited, R T Joseph Pty Ltd, McCarthy B & J Pty Limited, Fenella Cochrane, Andrew Heaton, Deborah Fitzgerald, Michael Schildkraut, D Niles Pty Limited, Greg Fisher and Parnell Employees Nominees Pty Limited.

22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Specified Loan Party” means each of New Zealand Guarantor, United Kingdom Guarantor, Australian Pharma Services Pty Ltd and Veterinary Investigative Services, Inc.

“Spot Rate” means the exchange rate, as determined by Agent, that is applicable to conversion of one currency into another currency, which is (a) the exchange rate reported by Bloomberg (or other commercially available source designated by Agent) as of the end of the preceding business day in the financial market for the first currency; or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding business day in Agent’s principal foreign exchange trading office for the first currency.

“Subordinated Debt” means any unsecured Debt of any Loan Party that is subordinated, pursuant to documentation acceptable to Agent in its sole discretion, in right of payment and remedies to all of the Obligations and all of the Agent’s and Lender’s rights, Liens and remedies under or in relation to the Loan Documents.

“Subsidiary”:

(a)          means with respect to any Person (other than an Australian Loan Party), a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding shares or other equity interests as to have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity; and

(b)          with respect to an Australian Loan Party, has the meaning given in the Corporations Act, but as if “body corporate” includes any entity. It includes an entity required (or that would be required if that entity were a corporation) by GAAP to be included in the consolidated financial statements of that entity. Also:

(i)          an entity is a Subsidiary of another entity if controlled by that other entity for the purposes of section 50AA of the Corporations Act;

(ii)         a trust may be a Subsidiary (and a unit or other beneficial interest in the trust is to be treated as a share accordingly); and

(iii)        an entity is to be treated as a Subsidiary of a trust as if that trust were a corporation.

Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Australian Borrower.

“SWK” has the meaning set forth in the Preamble.

“Taxes” has the meaning set forth in Section 3.1(a).

“Tax Reserve” has the meaning set forth in Section 2.3(a).

23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Term Loan” has the meaning set forth in Section 2.1.

“Term Loan Facility Amount” means $25,000,000.

“Term Loan Maturity Date” means January 23, 2021 or such earlier date on which the Commitments terminate pursuant to Section 9.

“Terminating Entities” mean, collectively, Parnell Laboratories (Aust) Pty Ltd and Parnell Group Pty Ltd, each a proprietary company limited by shares incorporated under the laws of Australia.

“Trademarks” shall mean all of each Loan Party’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title, and interest in and to: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, Australia, and all research and development relating to the foregoing; (ii) all renewals thereof; and (iii) all designs and general intangibles of a like nature.

“2013 Bonds” means the 2013 bonds issued by Australian Borrower from time to time pursuant to subscription agreements between Australian Borrower and a subscriber for such 2013 bonds and pursuant to any documents related to such a subscription agreement.

“2013 Bond Conditions” means the document titled Conditions of 2013 Bonds attached to each of the subscription agreements for the 2013 Bonds.

“2013 Bondholders” mean each party that holds a 2013 Bond.

“2013 Security Trust” means the security trust established pursuant to the document dated February 15, 2013 and entitled “Security Trust Deed Poll - Parnell 2013 Bond Security Trust” made by Parnell 2013 Bonds Pty Ltd.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of Delaware; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United Kingdom Guarantor” means Parnell Technologies (UK) Limited, a private limited company organized under the laws of the United Kingdom.

“U.S. Guarantors” mean Parnell Corporation Services U.S., Inc. (also known as Parnell Corporate Services U.S., Inc.), Parnell U.S. 1, Inc. and Veterinary Investigative Services, Inc., each a corporation organized under the laws of the state of Delaware, United States of America.

24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“U.S. Loan Parties” mean U.S. Borrower and U.S. Guarantors.

“U.S. Lender” means any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the IRC.

“Vetoquinol Contract” means the Distribution and Supply Agreement dated September 29, 2009 between Parnell North America Pty Ltd and Vetoquinol Canada Inc.

“Wholly-Owned Subsidiary” means, as to any Person, another Person all of the equity interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

“Zydax Product” means the product sold as Zydax.

1.2           Interpretation.

In the case of this Agreement and each other Loan Document, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to such Loan Document unless otherwise specified; (c) the term “including” is not limiting and means “including but not limited to”; (d) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (e) unless otherwise expressly provided in such Loan Document, (i) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (f) this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms and (g) this Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Agent, the Loan Parties, Lenders and the other parties hereto and thereto and are the products of all parties; accordingly, they shall not be construed against the Loan Parties, Agent or Lenders merely because of the Loan Parties’, Agent’s or Lenders’ involvement in their preparation. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Agent’s judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole and absolute discretion of Agent and/or Lenders; and (b) deemed to have been given only by a specific writing intended for such purpose executed by Agent.

25

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3           Currency Equivalents.

1.3.1           Calculations. All references in the Loan Documents to Loans, Obligations, Revenue- Based Payments, the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and other amounts shall be denominated in Dollars, unless expressly provided otherwise. The Dollar equivalent of any amounts denominated or reported under a Loan Document in a currency other than Dollars shall be determined by Agent on a daily basis, based on the current Spot Rate. Unless expressly provided otherwise, Australian Borrower shall deliver financial statements in Australian currency, calculate the financial covenant set forth in Section 8.13.1 in Australian currency, and calculate the financial covenant set forth in Section 8.13.2 in Dollars. Notwithstanding anything herein to the contrary, if any Obligation is funded and expressly denominated in a currency other than Dollars, Borrowers shall repay such Obligation in such other currency.

1.3.2           Judgments. If, for purposes of obtaining a judgment in any court, it is necessary to convert a sum from the currency provided under a Loan Document (“Agreement Currency”) into another currency, the Spot Rate shall be used as the rate of exchange. Notwithstanding any judgment in a currency (“Judgment Currency”) other than the Agreement Currency, each Loan Party shall discharge its obligation in respect of any sum due under a Loan Document only if, on the Business Day following receipt by Agent of payment in the Judgment Currency, Agent can use the amount paid to purchase the sum originally due in the Agreement Currency. If the purchased amount is less than the sum originally due, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Agent and Lenders against such loss. If the purchased amount is greater than the sum originally due, Agent shall return the excess amount to Borrowers (or to the Person legally entitled thereto).

1.3.3           Code of Banking Practice. Each Loan Party agrees that the Code of Banking Practice (2003) of Australia does not apply to the Loan Documents, or to any transaction or service provided under them.

SECTION 2               CREDIT FACILITY.

2.1           Term Loan.

On and subject to the terms and conditions of this Agreement, each Lender, severally and for itself alone, agrees to make available the term loan to Borrowers (the “Term Loan”) in such Lender’s applicable Pro Rata Term Loan Share of the Term Loan Facility Amount. The Commitments of Lenders to make the Term Loan shall terminate concurrently with the making of the Term Loan on the Closing Date. Borrowers hereby direct that the Term Loan proceeds be disbursed to the Reserves in accordance with Sections 2.2 and 2.3, with the remaining amount to be disbursed to U.S. Borrower by having such proceeds wired to the account of U.S. Borrower which shall be specified in writing by Borrowers to Agent. The Loan is not a revolving credit facility, and therefore, once repaid or prepaid by Borrowers, in whole or in part, may not be re-borrowed.

2.2           Bondholder Reserve.

(a)          Bondholder Reserve. The Loan Parties shall deliver, or cause to be delivered, to Agent an agreement, in form and substance satisfactory to Agent, executed by each 2013 Bondholder, pursuant to which each 2013 Bondholder agrees to be bound by the Deed of Priority and agrees that the 2013 Security Trust has authority to execute the Deed of Priority on behalf of such 2013 Bondholder (each such agreement is referred to herein as a “Bondholder Consent”). If a Bondholder Consent is not delivered with respect to any 2013 Bondholder on or prior to the Closing Date (each such 2013 Bondholder being referred to herein as a “Non-Consenting Bondholder”), then:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          the Loan Parties shall deliver, or cause to be delivered, to Agent a Bondholder Consent executed by such Non-Consenting Bondholder as soon as is practicable following the Closing Date; and

(ii)         Agent may withhold, from the proceeds of the Term Loan advanced on the Closing Date, a reserve in the amount of $1,115,000 (the “Bondholder Reserve”), which the Loan Parties represent and warrant constitutes the aggregate amount of Debt under the 2013 Bonds owing to the Non-Consenting Bondholders on the Closing Date. Any amount withheld by Agent with respect to Debt owing to a particular Non-Consenting Bondholder is referred to herein as such Non-Consenting Bondholder’s “Bondholder Reserve Amount”. For the avoidance of doubt, the parties agree that the Bondholder Reserve is a fully-funded reserve via the proceeds of the Term Loan on the Closing Date, and, accordingly, the amount of the Bondholder Reserve shall be included in the principal amount of the Term Loan owing by Borrowers and guaranteed by the other Loan Parties and secured by all of the liens and security interests granted under the Loan Documents. Agent may hold the Bondholder Reserve in any commercially reasonable manner as determined by Agent.

(b)          Releases from Bondholder Reserve.

(i)          Agent may, at any time in its sole discretion, pay any amount in the Bondholder Reserve to a Non-Consenting Bondholder in satisfaction of all or any part of the Debt under the 2013 Bonds owing to such Non-Consenting Bondholder, and each Borrower and Lender hereby authorizes Agent to pay such Debt from the Bondholder Reserve.

(ii)         If the Loan Parties pay, in a transaction permitted by this Agreement and the Deed of Priority, any portion of the Debt under the 2013 Bonds owing to a Non- Consenting Bondholder, then Agent shall, so long as at the time of and immediately after giving effect to such release, no Default or Event of Default has occurred and is continuing, release to U.S. Borrower, from the remaining amount on deposit in the Bondholder Reserve, an amount equal to the lesser of (A) the portion of Debt owing to such Non-Consenting Bondholder that is paid, and (B) such Non-Consenting Bondholder’s Bondholder Reserve Amount (less any amount by which the Debt owing to such Non-Consenting Bondholder has been paid by an advance from the Bondholder Reserve pursuant to Section 2.2(b)(i)).

27

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)        If the Loan Parties deliver or cause to be delivered to Agent a Bondholder Consent executed by a Non-Consenting Bondholder, then Agent shall, so long as at the time of and immediately after giving effect to such release, no Default or Event of Default has occurred and is continuing, release to U.S. Borrower, from the remaining amount on deposit in the Bondholder Reserve, an amount equal to such Non-Consenting Bondholder’s Bondholder Reserve Amount (less by any amount by which the Debt owing to such Non-Consenting Bondholder has been paid by an advance from the Bondholder Reserve pursuant to Section 2.2(b)(i)).

(iv)        For the avoidance of doubt, any amount released from the Bondholder Reserve pursuant to Sections 2.2(b)(i), (ii) or (iii) shall continue to constitute a portion of the outstanding principal balance of the Term Loan owing by the Borrowers and guaranteed by the other Loan Parties hereunder, and shall continue to be subject to the terms and provisions of the Loan Documents and secured by the liens and security interests granted under the Loan Documents.

(v)         Agent may, upon the occurrence and during the continuance of an Event of Default, and shall, upon the Term Loan Maturity Date, apply any amount remaining in the Bondholder Reserve to the Obligations in accordance with Section 2.10.2(a).

(vi)        Agent shall, upon the prepayment in full of the Obligations pursuant to Section 2.8.1(c) or Section 2.8.2(a), apply any amount remaining in the Bondholder Reserve to the Obligations in accordance with Section 2.10.2(b).

2.3           Tax Reserve.

(a)          Tax Reserve. On or prior to February 23, 2014 (or within such longer period as Agent may agree at its sole option), the Loan Parties shall deliver, or cause to be delivered, to Agent a multi-jurisdictional mortgage statement signed on behalf of each Australian Loan Party who provides a Lien where any of the relevant secured property is situated, or taken under the Duties Act 1997 (NSW) of Australia to be situated, in New South Wales, Australia (the “Multi-Jurisdictional Mortgage Statement”). Agent may withhold, from the proceeds of the Term Loan advanced on the Closing Date, a reserve in the amount of $100,000 (the “Tax Reserve”), which the Loan Parties represent and warrant constitutes the Loan Parties’ reasonable and good faith estimate of the amount required as at the date of this Agreement to pay in full all New South Wales mortgage duty owing now or in the future with respect to the transactions contemplated by the Loan Documents under the Duties Act of 1997 (NSW) of Australia. For the avoidance of doubt, the parties agree that the Tax Reserve is a fully-funded reserve via the proceeds of the Term Loan on the Closing Date, and, accordingly, the amount of the Tax Reserve shall be included in the principal amount of the Term Loan owing by Borrowers and guaranteed by the other Loan Parties and secured by all of the liens and security interests granted under the Loan Documents. Agent may hold the Tax Reserve in any commercially reasonable manner as determined by Agent.

28

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Releases from Tax Reserve.

(i)          Promptly following the Loan Parties’ delivery of the Multi-Jurisdictional Mortgage Statement to Agent, Agent shall, so long as at the time of and immediately after giving effect to such release, no Default or Event of Default has occurred and is continuing, release to U.S. Borrower the amount on deposit in the Tax Reserve, and the Borrowers shall apply such amount to the payment of the tax liability in respect of which the Tax Reserve was established, with the remaining amount to be held by the Borrowers for purposes that are not inconsistent with the terms of the Loan Documents.

(ii)         Agent may, at any time in its sole discretion, if Borrowers have not paid the tax liability in respect of which the Tax Reserve has been withheld, advance any amount in the Tax Reserve to the applicable Governmental Authority as a payment or satisfaction of all or any part of such tax liability, and each Borrower and Lender hereby authorizes Agent to pay such tax liability from the Tax Reserve.

(iii)        For the avoidance of doubt, any amount released from the Tax Reserve pursuant to Section 2.3(b)(i) or (ii) shall continue to constitute a portion of the outstanding principal balance of the Term Loan owing by the Borrowers and guaranteed by the other Loan Parties hereunder, and shall continue to be subject to the terms and provisions of the Loan Documents and secured by the liens and security interests granted under the Loan Documents.

(iv)        Agent may, upon the occurrence and during the continuance of an Event of Default, apply any amount remaining in the Tax Reserve to the Obligations in accordance with Section 2.10.2(a). Agent shall, upon the Term Loan Maturity Date, apply any amount remaining in the Tax Reserve in accordance with Section 2.3(b)(ii) or to the Obligations in accordance with Section 2.10.2(a).

29

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v)         Agent shall, upon the prepayment in full of the Obligations pursuant to Section 2.8.1(c) or Section 2.8.2(a), apply any amount remaining in the Tax Reserve in accordance with Section 2.3(b)(ii) or to the Obligations in accordance with Section 2.10.2(b).

2.4           Indebtedness Absolute; No offset; Waiver.

The payment obligations of each Loan Party hereunder are absolute and unconditional, without any right of rescission, setoff, counterclaim or defense for any reason against Agent and Lenders. As of the Closing Date, the Loan has not been compromised, adjusted, extended, satisfied, rescinded, set-off or modified, and the Loan Documents are not subject to any litigation, dispute, refund, claims of rescission, setoff, netting, counterclaim or defense whatsoever, including but not limited to, claims by or against any Loan Party or any other Person. Payment of the Obligations by the Loan Parties shall be made only by wire transfer, in Dollars, and in immediately available funds when due and payable pursuant to the terms of this Agreement and the other Loan Documents, is not subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Loan, or otherwise. Without limitation to the forgoing, to the fullest extent permitted under applicable law and notwithstanding any other term or provision contained in this Agreement or any other Loan Document, each Loan Party hereby waives (and shall cause each Loan Party not party hereto to waive) (a) presentment, protest and demand, notice of default (except as expressly required in the Loan Documents), notice of intent to accelerate, notice of acceleration, notice of protest, notice of demand and of dishonor and non-payment of the Obligations, (b) any requirement of diligence or promptness on Agent’s part in the enforcement of its rights under the provisions of this Agreement and any other Loan Document, (c) any rights, legal or equitable, to require any marshalling of assets or to require foreclosure sales in a particular order, (d) all notices of every kind and description which may be required to be given by any statute or rule of law, except as specifically required hereunder, (e) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Collateral, (f) all rights of homestead, exemption, redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations in the event of foreclosure of the Liens created by the Loan Documents, (g) the pleading of any statute of limitations as a defense to any demand under any Loan Document and (h) any defense to the obligation to make any payments required under the Loan Documents, including the obligation to pay taxes based on any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any of the Collateral, it being agreed and acknowledged that such payment obligations are unconditional and irrevocable. Each Loan Party further acknowledges and agrees (i) to any substitution, subordination, exchange or release of any security or the release of any party primarily or secondarily liable for the payment of the Loan; (ii) that Agent shall not be required to first institute suit or exhaust its remedies herein against others liable for repayment of all or any part of the Obligations, whether primarily or secondarily (collectively, the “Obligors”), or to perfect or enforce its rights against any Obligor or any security for the Obligations; and (iii) that its liability for payment of the Obligations shall not be affected or impaired by any determination that any security interest or lien taken by Agent for the benefit of Lenders to secure the Obligations is invalid or unperfected.

30

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5           Loan Accounting.

2.5.1           Recordkeeping.

Agent, on behalf of each Lender, shall record in its records the date and amount of the Loan made by each Lender, and each prepayment and repayment thereof. The aggregate unpaid principal amount so recorded shall be final, binding and conclusive absent manifest error. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of any Loan Party hereunder or under any Note to repay the principal amount of the Loan hereunder, together with all other Obligations.

2.5.2           Notes.

At the request of any Lender, the Loan of such Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to such Lender’s Pro Rata Term Loan Share and payable in such amounts and on such dates as are set forth herein.

2.6           Reserved.

2.7           Fees.

(a)          Origination Fee. Borrowers shall pay to SWK, for its own account, an origination fee in the amount of $*** (the “Origination Fee”), which origination fee shall be deemed fully earned and non-refundable on the Closing Date.

2.8           Prepayment.

2.8.1           Mandatory Prepayment.

(a)          Dispositions. If any Loan Party receives Net Cash Proceeds from any Disposition (other than any Change of Control), Borrowers shall prepay the Obligations within five (5) Business Days after such receipt in an amount equal to such Net Cash Proceeds; provided, however, that the Loan Parties may, in lieu of such prepayment, retain a portion of such Net Cash Proceeds in an aggregate amount not to exceed $*** in any Fiscal Year and $*** in any period of three consecutive Fiscal Years, so long as such Net Cash Proceeds (x) are not received in connection with a Disposition of the Property, the Hormone Program or the Zydax Product, and (y) are utilized by the Loan Parties for purposes that are not inconsistent with this Agreement and the other Loan Documents. Any prepayment made under this Section 2.8.1(a) shall be deemed to be a Revenue-Based Payment and applied as set forth in Section 2.9.1(b), provided that, such prepayment shall not be included in any determination of the maximum or minimum annual amount of Revenue-Based Payments owing under Section 2.9.1(a). For the avoidance of doubt, the Change of Control Prepayment Fee provided for under Section 2.8.1(c), and the Prepayment Fee and Exit Fee provided for under Section 2.8.2(a), shall not be payable in connection with a mandatory prepayment pursuant to this Section 2.8.1(a).

31

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Reserved.

(c)          Change of Control. Upon a Change of Control (other than a Permitted Transfer or an Initial Public Offering), Borrowers shall, and upon an Initial Public Offering that occurs within eighteen (18) months of the Closing Date, Borrowers may, within five (5) Business Days thereof, prepay the outstanding principal balance of the Loans and all other outstanding Obligations, plus a prepayment fee (the “Change of Control Prepayment Fee”) calculated as the additional amount that would be needed to be paid such that the sum of (x) such Change of Control Prepayment Fee, plus (y) the aggregate payments actually made in cash to all Lenders on or prior to such date in respect of the principal amount of the Loans, plus (z) without duplication of clause (y), all Revenue-Based Payments actually made in cash to all Lenders on or prior to such date (excluding, for the avoidance of doubt, in each case, any amounts paid in respect of the Origination Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements, other than the Change of Control Prepayment Fee) results in an Internal Rate of Return for each Lender on the Term Loan of (A) if such prepayment is made on or prior to July 23, 2015, ***%, or (B) if such prepayment is made after July 23, 2015, ***%, as applicable. Any prepayment made under this Section 2.8.1(c) shall be applied in the order set forth in Section 2.10.2(b). For the avoidance of doubt, the Prepayment Fee and Exit Fee provided for under Section 2.8.2(a) shall not be payable in connection with a prepayment pursuant to this Section 2.8.1(c).

2.8.2       Voluntary Prepayment.

(a)          Voluntary Prepayment in Full.

(i)          Subject to Section 2.8.2(a)(ii), Borrowers may from time to time, on at least five (5) Business Day’s written notice or telephonic notice (followed on the same Business Day by written confirmation thereof) to Agent (which shall promptly advise each Lender thereof) not later than 12:00 noon Dallas time on such day, prepay the Term Loan in whole, but not in part. Such notice to Agent shall specify the date and amount of prepayment, and any prepayment made under this Section 2.8.2(a) shall be applied in the order set forth in Section 2.10.2(b).

(ii)         If Borrowers make any prepayment of the Term Loan under Section 2.8.2(a)(i), Borrowers shall pay to Agent, for the ratable benefit of Lenders, on the date of such prepayment, in addition to the principal amount prepaid:

32

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)         a prepayment fee (the “Prepayment Fee”) calculated as the additional amount that would be needed to be paid such that the sum of (x) such Prepayment Fee, plus (y) the aggregate payments actually made in cash to all Lenders on or prior to such date in respect of the principal amount of the Loans, plus (z) without duplication of clause (y), all Revenue-Based Payments actually made in cash to all Lenders on or prior to such date (excluding, for the avoidance of doubt, any amounts-paid in respect of the Origination Fee, the Change of Control Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements, other than the Prepayment Fee) equals the greater of: (A) an Internal Rate of Return for each Lender on the Term Loan of ***%, and (B) $***; plus

(B)         an exit fee (the “Exit Fee”) in an amount equal to $***.

(b)          Qualifying Initial Public Offering and Permitted Transfer. Within five (5) Business Days of a Qualifying Initial Public Offering or a Permitted Transfer that occurs within eighteen months (18) months of the Closing Date, Borrowers may apply the Net Cash Proceeds thereof to the prepayment of the Obligations; provided, however, that no more than $*** in the aggregate for all Qualifying Initial Public Offerings and Permitted Transfers may be so applied. Any prepayment made under this Section 2.8.2(b) shall be deemed to be a Revenue-Based Payment and applied as set forth in Section 2.9.1(b), provided that, such prepayment shall not be included in any determination of the maximum or minimum annual amount of Revenue-Based Payments owing under Section 2.9.1(a). For the avoidance of doubt, the Change of Control Prepayment Fee provided for under Section 2.8.1(c), and the Prepayment Fee and Exit Fee provided for under Section 2.8.2(a), shall not be payable in connection with a prepayment pursuant to this Section 2.8.2(b).

2.9           Repayment of Term Loan.

2.9.1       Revenue-Based Payment.

(a)          During the period commencing on the date hereof until the Obligations are Paid in Full, Borrowers promise to pay to Agent, for the account of each Lender according to its Pro Rata Term Loan Share in accordance with Section 2.10.1, an amount in each Fiscal Quarter (each, a “Revenue Based Payment”) calculated as set forth in clauses (i), (ii), (iii) and (iv) below. Each Revenue-Based Payment will be applied to the Obligations as provided in Section 2.9.1(b). The Revenue-Based Payment with respect to each Fiscal Quarter, commencing with the Fiscal Quarter that begins on January 1, 2014, shall be payable on the applicable Payment Date for such Fiscal Quarter. Revenue-Based Payments shall be determined as follows:

33

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          For the Fiscal Quarter that begins on January 1, 2014, and each subsequent Fiscal Quarter that begins on or prior to October 1, 2017, the Revenue-Based Payment shall be equal to the lesser of:

(A)         the Maximum Quarterly Revenue-Based Payment for such Fiscal Quarter; and

(B)         the Minimum Quarterly Revenue-Based Payment for such Fiscal Quarter;

provided, however, that for any Fiscal Quarter during which an Event of Default has occurred and is continuing, the amount of the Revenue-Based Payment with respect to such Fiscal Quarter shall be calculated as set forth in Section 2.9.1(a)(iv), notwithstanding, for the avoidance of doubt, that such amount may be in excess of the amount determined under this Section.

(i)          For the Fiscal Quarter that begins on January 1, 2018, and each subsequent Fiscal Quarter, the Revenue-Based Payment shall be equal to the Minimum Quarterly Revenue-Based Payment for such Fiscal Quarter; provided, however, that for any Fiscal Quarter during which an Event of Default has occurred and is continuing, the amount of the Revenue-Based Payment with respect to such Fiscal Quarter shall be calculated as set forth in Section 2.9.1(a)(iv), notwithstanding, for the avoidance of doubt, that such amount may be in excess of the amount determined under this Section.

(ii)         The Revenue-Based Payment is payable solely upon the Aggregate Revenue in a Sales Year, and will not be calculated on a cumulative, year-over-year basis.

(iii)        For any Fiscal Quarter during which an Event of Default has occurred and is continuing, the amount of the Revenue-Based Payment with respect to such Fiscal Quarter shall be calculated as the sum of:

(A)         the amount that would otherwise be required to be paid with respect to such Fiscal Quarter as calculated pursuant to Sections 2.9.1(a)(i) or (ii), as applicable; plus

(B)         an additional amount (if positive) that would be needed to be paid such that the sum of the payments under the foregoing clause (A) and this clause (B) equals thirty-three percent (33%) of the Aggregate Revenue in such Fiscal Quarter (the amount payable under this clause (B) is referred to as the “Default Premium”).

34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each Borrower recognizes and acknowledges that any Event of Default will result in losses and additional expenses to Agent and Lenders. Each Borrower further acknowledges and agrees that in the event of any such Event of Default, Agent and Lenders would be entitled to damages for the detriment proximately caused thereby, but that it would be extremely difficult and impracticable to ascertain the extent of or compute such damages. Therefore, upon occurrence and during the existence of an Event of Default, Revenue-Based Payments shall, without notice to any Loan Party, be calculated as set forth in this Section to the maximum extent permitted by law.

(b)          Subject to Section 2.10.2, each Revenue-Based Payment on each Payment Date, and each prepayment pursuant to Section 2.8.1(a) or 2.8.2(b) will be applied in the following priority:

(i)          FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent under this Agreement or any other Loan Document, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral;

(ii)         SECOND, to the payment of the Default Premium and all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loan and Commitments, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii)        THIRD, to the payment of the Revenue-Based Premium, pro rata based on each Lender’s Pro Rata Term Loan Share, until Revenue-Based Payments have been applied to the Revenue-Based Premium up to the full amount of the Revenue-Based Premium;

(iv)        FOURTH, to the payment of all principal of the Loan, pro rata based on each Lender’s Pro Rata Term Loan Share;

(v)         FIFTH, to the payment of all other Obligations, pro rata based on each Lender’s Pro Rata Term Loan Share; and

(vi)        SIXTH, all remaining amounts to the Borrowers.

In the event that the amounts distributed under Section 2.9.1(b) on any Payment Date are insufficient for payment of the amounts set forth in Section 2.9.1(b)(i) and (ii) for such Payment Date, Borrowers shall pay an amount equal to the extent of such insufficiency within five (5) Business Days of request by Agent.

35

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          With respect to each Fiscal Quarter ending prior to the Term Loan Maturity Date, the Loan Parties shall provide a written report to Agent of the Aggregate Revenue in such Fiscal Quarter and the calculation of the Revenue-Based Payment due and payable to the Lenders, in the aggregate, with respect to such Fiscal Quarter. Each such report shall be due within five (5) Business Days of the end of the relevant Fiscal Quarter.

(d)          In the event that Australian Borrower or its Subsidiaries make any adjustment to Aggregate Revenue after such items have been reported to Agent, and such adjustment results in an adjustment to the Revenue-Based Payment due to the Lenders pursuant to this Section 2.9.1, the Loan Parties shall so notify Agent and such adjustment shall be captured, reported and reconciled with the next scheduled report and payment of Revenue-Based Payment hereunder. Notwithstanding the foregoing, Agent and Australian Borrower shall discuss and agree on the amount of any such adjustment prior to it being given effect with respect to future Revenue-Based Payments.

2.9.2       Principal.

Notwithstanding the foregoing, the outstanding principal balance of the Term Loan, together with the Revenue-Based Premium calculated as of the Term Loan Maturity Date, and all other Obligations then due and owing, shall be Paid in Full on the Term Loan Maturity Date.

2.10         Payment.

2.10.1     Making of Payments.

Except as set forth in the last sentence of this Section 2.10.1, all payments of principal, interest, fees and other amounts, shall be made via wire transfer to Agent’s account identified on Annex III (or as otherwise directed by Agent in writing from time to time) not later than 1:00 p.m. Dallas time on the date due, and funds received after that hour shall be deemed to have been received by Agent on the following Business Day. Subject to Agent’s receipt of the report required to be delivered by the Loan Parties to Agent pursuant to Section 2.9.1(c), not later than five (5) Business Days prior to each Payment Date, Agent shall provide to Australian Borrower and each Lender a quarterly statement with the amounts payable by Borrowers to Agent, for the benefit of the Lenders, on such Payment Date in accordance with Section 2.9.1(b) hereof, which statement shall be binding on each Loan Party and Lender absent manifest error, and each Borrower shall be entitled to rely on such quarterly statement in relation to its payment obligations on such Payment Date. Except as otherwise specified herein or as otherwise directed by Agent in writing, all payments under this Agreement shall be made by Borrowers to Agent for further distribution by Agent to each Lender of any portion thereof to which such Lender is entitled hereunder.

36

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.10.2     Application of Payments and Proceeds.

(a)          Notwithstanding anything herein or in any other Loan Document to the contrary, (x) Agent may, at its election at any time following the occurrence and during the continuance of an Event of Default, and (y) Agent shall, at any time after the Revenue-Based Premium, the principal amount of the Loan and all other Obligations have become or have been declared to be immediately due and payable pursuant to Section 9.2 (or have automatically become immediately due and payable as set forth in Section 9.2), apply all or any part of payments in respect of the Obligations and proceeds of Collateral, in each case as received by Agent, as follows:

(i)          FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent under this Agreement or any other Loan Document, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral;

(ii)         SECOND, to the payment of the Default Premium and all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loan and Commitments, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii)        THIRD, to the payment of that portion of the Obligations constituting Revenue-Based Payments or other amounts that, prior to acceleration, were required to be (but were not) applied to the Revenue-Based Premium, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iv)        FOURTH, to payment of that portion of the Obligations constituting the Revenue-Based Premium, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(v)         FIFTH, to the payment of all principal of the Loan, pro rata based on each Lender’s Pro Rata Term Loan Share;

(vi)        SIXTH, to the payment of all other Obligations, pro rata based on each Lender’s Pro Rata Term Loan Share; and

(vii)       SEVENTH, all remaining amounts to the Borrowers.

(b)          Upon a prepayment pursuant to Section 2.8.1(c) or Section 2.8.2(a), Agent shall apply such prepayment as follows:

(i)          FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent under this Agreement or any other Loan Document, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral;

37

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)         SECOND, to the payment of the Default Premium and all fees, costs, expenses and indemnities (other than the Change of Control Prepayment Fee, Prepayment Fee and Exit Fee) due and owing to Lenders in respect of the Loan and Commitments, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii)        THIRD, to the payment of that portion of the Obligations constituting Revenue-Based Payments or other amounts that, prior to such prepayment, were required to be (but were not) applied to the Revenue-Based Premium, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iv)        FOURTH, to payment of the Change of Control Prepayment Fee, Prepayment Fee and Exit Fee, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(v)         FIFTH, to the payment of all principal of the Loan, pro rata based on each Lender’s Pro Rata Term Loan Share;

(vi)        SIXTH, to the payment of all other Obligations, pro rata based on each Lender’s Pro Rata Term Loan Share; and

(vii)       SEVENTH, all remaining amounts to the Borrowers.

2.10.3     Set-off.

Each Loan Party agrees that Agent and each Lender and its Affiliates have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, each Loan Party agrees that at any time an Event of Default exists, Agent and each Lender may, to the fullest extent permitted by applicable law, apply to the payment of any Obligations of such Loan Party hereunder then due, any and all balances, credits, deposits, accounts or moneys of such Loan Party then or thereafter with Agent or such Lender. Notwithstanding the foregoing, no Lender shall exercise any rights described in the preceding sentence without the prior written consent of Agent.

2.10.4     Proration of Payments.

If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set-off or otherwise, on account of principal of or interest on any Loan, any amounts owing in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium or any other fees, or any payments required to be applied to the Revenue-Based Premium, but excluding any payment pursuant to Section 3.1, 3.2, or 11.8 (other than in connection with an assignment to any Loan Party (as to which the provisions of this Section shall apply)) in excess of its applicable Pro Rata Term Loan Share of payments and other recoveries obtained by all Lenders on account of such Obligations then held by them, then such Lender shall purchase from the other Lenders such participations in the Loan held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

38

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.11         Nature and Extent of Each Borrower’s Liability.

2.11.1     Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations. Each Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until Payment in Full of the Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by Agent or any Lender with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for any Obligations or any action, or the absence of any action, by Agent or any Lender in respect thereof (including the release of any security of guaranty); (d) the insolvency of any Loan Party; (e) any election by Agent or any Lender under any Debtor Relief Law for the application of Section 1111(b)(2) of the Bankruptcy Code or otherwise; (f) any borrowing or grant of a Lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (g) the disallowance of any claims of Agent or any Lender against any Obligor for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Payment in Full of the Obligations.

2.11.2     Waivers.

(a)          Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agent or Lenders to marshal assets or to proceed against any Obligor, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than Payment in Full of the Obligations and waives, to the maximum extent permitted by law, any right to revoke any guaranty of the Obligations as long as it is a Borrower. It is agreed among each Borrower, Agent and Lenders that the provisions of this Section 2.11 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Agent and Lenders would decline to make Loans. Each Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business.

39

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral or any other property securing the Obligations by judicial foreclosure or nonjudicial sale or enforcement, without affecting any rights and remedies under this Section 2.11. If, in taking any action in connection with the exercise of any rights or remedies, Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Borrower or other Person, whether because of any applicable laws pertaining to “election of remedies” or otherwise, each Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Borrower might otherwise have had. Any election of remedies that results in denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Person. Agent may bid Obligations, in whole or part, at any foreclosure, trustee or other sale, including any private sale, and the amount of such bid need not be paid by Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 2.11, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

2.11.3     Extent of Liability; Contribution.

(a)          Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section 2.11 shall not exceed the greater of (i) all amounts for which such Borrower is primarily liable, as described in clause (c) below, and (ii) such Borrower’s Allocable Amount.

40

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          If any Borrower makes a payment under this Section 2.11 of any Obligations (other than amounts for which such Borrower is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, ratably based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 2.11 without rendering such payment voidable under Section 548 of the Bankruptcy Code or Part 5.7B of the Corporations Act or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law.

(c)          Section 2.11.3(a) shall not limit the liability of any Borrower to pay or guarantee Loans made directly or indirectly to it (including Loans advanced hereunder to any other Person and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder.

2.11.4     Joint Enterprise. Each Borrower has requested that Agent and Lenders make this credit facility available to Borrowers on a combined basis, in order to finance Borrowers’ business most efficiently and economically. Borrowers’ business is a mutual and collective enterprise, and the successful operation of each Borrower is dependent upon the successful performance of the integrated group. Borrowers believe that consolidation of their credit facility will enhance the borrowing power of each Borrower and ease administration of the facility, all to their mutual advantage. Borrowers acknowledge that Agent’s and Lenders’ willingness to extend credit and to administer the Collateral on a combined basis hereunder is done solely as an accommodation to Borrowers and at Borrowers’ request.

2.11.5    Subordination. Each Borrower hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, however arising, to the Payment in Full of its Obligations.

41

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 3               YIELD PROTECTION.

3.1           Taxes.

(a)          All payments of principal and interest on the Term Loan and all other amounts payable hereunder by or on behalf of Loan Parties to or for the account of Agent or any Lender shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, property or franchise taxes and other taxes, fees, duties, levies, withholdings or other similar charges imposed by any Governmental Authority that is a taxing authority (“Taxes”), excluding (i) taxes imposed on or measured by Agent’s or any Lender’s net income (however denominated) or gross profits, and franchise taxes, imposed by any jurisdiction (or subdivision thereof) under the laws of which Agent or such Lender is organized or in which Agent or such Lender conducts business or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profit taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which Agent or a Lender is located or conducts business; (iii) in the case of any Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or designates a new lending office; (iv) in the case of any U.S. Lender, any United States federal backup withholding tax; and (v) taxes imposed under FATCA (items in clauses (i) through (v), “Excluded Taxes”, and all Taxes other than Excluded Taxes, “Indemnified Taxes”). If any withholding or deduction from any payment to be made by any Loan Party hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then Loan Parties shall: (w) make such withholding or deduction; (x) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted; (y) as promptly as practicable forward to Agent the original or a certified copy of an official receipt or other documentation reasonably satisfactory to Agent evidencing such payment to such Governmental Authority; and (z) if the withholding or deduction is with respect to Indemnified Taxes, pay to Agent for the account of Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction of Indemnified Taxes been required.

(b)          Loan Parties shall indemnify Agent and each Lender for any Indemnified Taxes paid by Agent or such Lender, as applicable, on or with respect to any payment by or on account of any obligation of Loan Parties hereunder, and any additions to Tax, penalties and interest paid by Agent or such Lender with respect to such Indemnified Taxes, provided that Loan Parties shall not have any obligation to indemnify any party hereunder for any Indemnified Taxes or additions to Tax, penalties or interest with respect thereto that result from or are attributable to such party’s own gross negligence or willful misconduct. Payment under this Section 3.1(b) shall be made within thirty (30) days after the date Agent or the Lender, as applicable, makes written demand therefor, provided, however, that if such written demand is made more than 180 days after the earlier of (i) the date on which Agent or the Lender, as applicable, pays such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto and (ii) the date on which the applicable Governmental Authority makes written demand on Agent or such Lender, as applicable, for payment of such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto, then Loan Parties shall not be obligated to indemnify Agent or such Lender for such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto.

42

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          Each Foreign Lender that is a party hereto on the Closing Date or becomes an assignee of an interest under this Agreement under Section 11.8.1 after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall deliver to Borrowers and Agent on or prior to the date on which such Foreign Lender becomes a party to this Agreement:

(i)          Two duly completed and executed originals of IRS Form W-8BEN claiming exemption from withholding of Taxes under an income tax treaty to which the United States of America is a party;

(ii)         two duly completed and executed originals of IRS Form W-8ECI;

(iii)        a certificate in form and substance reasonably satisfactory to Agent and Borrowers claiming entitlement to the portfolio interest exemption under Section 881(c) of the IRC and certifying that such Foreign Lender is not (x) a “bank” within the meaning of Section 881(c)(3)(A) of the IRC, (y) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the IRC, or (z) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the IRC, together with two duly completed and executed originals of IRS Form W-8BEN; or

(iv)        if the Foreign Lender is not the beneficial owner of amounts paid to it hereunder, two duly completed and executed originals of IRS Form W-8IMY, each accompanied by a duly completed and executed IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-9 or a portfolio interest certificate described in Section 3.1(c)(iii) from each beneficial owner of such amounts claiming entitlement to exemption from withholding or backup withholding of Taxes.

Each Foreign Lender shall (to the extent legally entitled to do so) provide updated forms to Borrowers and Agent on or prior to the date any prior form previously provided under this Section 3.1(c) becomes obsolete or expires, after the occurrence of an event requiring a change in the most recent form or certification previously delivered by it pursuant to this Section 3.1(c) or from time to time if requested by Borrowers or Agent. Each U.S. Lender shall deliver to Agent and Borrowers on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the request of Borrowers or Agent) properly completed and executed originals of IRS Form W-9 certifying that such Lender is exempt from backup withholding. Notwithstanding anything to the contrary contained in this Agreement, Loan Parties shall not be required to pay additional amounts to or indemnify any Lender pursuant to this Section 3.1 with respect to any Taxes required to be deducted or withheld (or any additions to tax, penalties or interest with respect thereto) (A) on the basis of the information, certificates or statements of exemption provided by a Lender pursuant to this Section 3.1(c) or (B) if such Lender shall fail to comply with the certification requirements of this Section 3.1(c).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          Without limiting the foregoing, each Lender shall timely comply with any certification, documentation, information or other reporting necessary to establish an exemption from withholding under FATCA and shall provide any documentation reasonably requested by Borrowers or Agent sufficient for Borrowers and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such applicable reporting requirements.

(e)          If Agent or a Lender determines that it is entitled to or has received a refund of any Taxes for which it has been indemnified by Borrowers (or another Loan Party) or with respect to which Borrowers (or another Loan Party) shall have paid additional amounts pursuant to this Section 3.1, it shall promptly notify Borrowers of such refund, and promptly make an appropriate claim to the relevant Governmental Authority for such refund (if it has not previously done so). If Agent or a Lender receives a refund (whether or not pursuant to such claim) of such Taxes, it shall promptly pay over such refund to Loan Parties (but only to the extent of indemnity payments made, or additional amounts paid, by Loan Parties under this Section 3.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Loan Parties, upon the request of Agent or such Lender, agree to repay to Agent or such Lender the amount paid over to Loan Parties in the event Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 3.1(e) shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Loan Parties or any other Person or to alter its internal practices or procedures with respect to the administration of taxes.

(f)          Each Lender shall severally indemnify Loan Parties for any Excluded Taxes attributable to such Lender and any additions to Tax, penalties and interest with respect to such Excluded Taxes that are paid by Loan Parties with respect to a payment hereunder.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2           Increased Cost.

(a)          If, after the Closing Date, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof (provided that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be considered a change in applicable law, regardless of the date enacted, adopted or issued), or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the Closing Date of any such authority, central bank or comparable agency: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender; or (ii) shall impose on any Lender any other condition affecting its ability to make loans; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) such Lender of making or maintaining any loan, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note with respect thereto, then upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), and without duplication of other payment obligations of Borrowers hereunder (including pursuant to Section 3.1), Borrowers shall pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided, that if the event giving rise to such costs or reductions has retroactive effect, such 180 day period shall be extended to include the period of retroactive effect. For the avoidance of doubt, this Section 3.2(a) will not apply to any such increased costs or reductions resulting from Taxes, as to which Section 3.1 shall govern.

(b)          If any Lender shall reasonably determine that any change after the Closing Date in, or the adoption or phase-in after the Closing Date of, any applicable law, rule or regulation regarding capital adequacy, or any change after the Closing Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling such Lender with any request or directive issued after the Closing Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, within five Business Days of demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrower shall pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided, that if the event giving rise to such costs or reductions has retroactive effect, such 180 day period shall be extended to include the period of retroactive effect.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3           Reserved.

3.4           Manner of Funding; Alternate Funding Offices.

Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Term Loan in any manner it may determine at its sole discretion. Each Lender may, if it so elects, fulfill its commitment to make any Term Loan by causing any branch or Affiliate of such Lender to make such Term Loan; provided that in such event for the purposes of this Agreement (other than Section 3.1) such Term Loan shall be deemed to have been made by such Lender and the obligation of Borrowers to repay such Term Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Term Loan, for the account of such branch or Affiliate.

3.5           Conclusiveness of Statements; Survival.

Determinations and statements of any Lender pursuant to Section 3.1, 3.2 or 3.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 3.1 or 3.2, and the provisions of such Sections shall survive repayment of the Loan, cancellation of the Notes and termination of this Agreement.

3.6           Goods and Services Tax - Australia.

(a)          In this Section 3.6:

(i)          terms defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) of Australia apply;

(ii)         reference to a person includes the representative member of any GST group of which the relevant person is a member;

(iii)        a “Finance Supply” means a supply made or to be made by a Lender or the Agent under or in connection with a Loan Document where the consideration for the supply is not stated to include an amount in respect of GST on the supply;

(iv)        “GST Amount” means the amount of any GST payable on a Finance Supply; and

(v)         “Loss” means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine or outgoing suffered, paid or incurred.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          All Finance Supply amounts have been calculated without regard to GST. If GST is or will be imposed on any Finance Supply, the payment to the supplier for that supply shall be increased by the GST Amount. Each recipient of a Finance Supply indemnifies the supplier against, and must pay to the supplier on demand amounts equal to, any Loss arising as a result of or in connection with the supplier failing to receive the increased payment amount.

(c)          If a party is liable under a Loan Document to reimburse or indemnify a Lender or the Agent for any Loss, the reimbursement or indemnity amount will be for the full GST inclusive amount of that Loss less any input tax credit to which the Lender or the Agent (as applicable) determines it is entitled with respect to that Loss, plus any increased amount for GST payable under Section 3.6(b). To the extent that a Lender or the Agent is not entitled to an input tax credit for the GST payable on any supply acquired by or expenditure incurred by the Lender or the Agent (as applicable) directly or indirectly in connection with a Loan or a Loan Document, the Borrowers must reimburse the Lender or the Agent (as applicable) for the amount of that unrecoverable GST.

(d)          The supplier of a Finance Supply that is a taxable supply must issue a tax invoice to the recipient no later than 14 days following payment of the GST Amount pursuant to this Section 3.6.

(e)          If it is determined on reasonable grounds that the amount of GST paid or payable to the Commissioner of Taxation of Australia by the supplier in connection with a Finance Supply differs for any reason from the GST amount paid or payable to the supplier by the recipient pursuant to Section 3.6(b), the amount of the difference must be paid by, refunded to or credited to (as applicable), the recipient promptly, and the supplier must issue an adjustment note to the recipient.

(f)          If the GST payable in relation to a Finance Supply is less than the amount that the recipient has paid the supplier under Section 3.6(b), the supplier is only obligated to pay a refund of GST to the recipient to the extent the supplier receives a refund of that GST from the Commissioner of Taxation of Australia. This Section 3.6(f) does not apply in relation to adjustment events.

SECTION 4               GUARANTY AND INDEMNITY

4.1           Consideration.

Each Guarantor acknowledges entering this document in return for the Lenders agreeing to make the Term Loan at the Guarantors’ request and for other valuable consideration, and that Agent and the Lenders are relying on the terms of this Section 4.

4.2           Guarantee.

Each Guarantor irrevocably and unconditionally guarantees to Agent and Lenders:

(a)          The payment of the Obligations in accordance with the Loan Documents; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          The performance by each Loan Party of all its other obligations under the Loan Documents.

4.3           Non-Payment or Non-Performance.

If any Loan Party does not:

(a)          Pay any Obligations (or money which would be Obligations if its payment was enforceable, valid and not illegal) in accordance with the Loan Documents, each Guarantor must pay that money on demand as if it was the principal obligor; or

(b)          Perform any of its other obligations under a Loan Document, each Guarantor must perform, or procure the performance of, those obligations (without the need for demand by Agent or Lenders) in accordance with the Loan Documents.

4.4           Indemnity.

Each Guarantor indemnifies Agent and Lenders against, and must pay to Agent and Lenders on demand amounts equal to, any loss of Agent or such Lender as a result of or in connection with:

(a)          Any obligation or liability of, or obligation or liability guaranteed by, a Guarantor under this Section 4 (or which would be such an obligation or liability if enforceable, valid and not illegal) being or becoming unenforceable, invalid or illegal;

(b)          A Loan Party failing, or being unable, to pay any Obligation or to perform any of its other obligations in accordance with the Loan Documents;

(c)          Any Obligation (or money which would be an Obligation if it were recoverable) not being recoverable from a Loan Party; or

(d)          A proceeding under any Debtor Relief Law in respect of any Loan Party (but only to the extent that loss relates to the Obligations) or an Insolvency Event occurring with respect to an Australian Loan Party, in each case, for any reason and whether or not Agent or any Lender knew or ought to have known anything about those matters.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.5           Immediate Recourse.

Each Guarantor waives any right it may have to require Agent or any Lender to proceed against, or enforce any other rights or Collateral or claim payment from, any other Person before claiming from that Guarantor under this Section 4. This waiver applies irrespective of any law or any provision of a Loan Document to the contrary.

4.6           Continuing Obligations.

The guarantee and indemnity set forth in this Section 4:

(a)          Extends to the present and the future balance of all the Obligations (including in respect of any contingent liability of a Loan Party in connection with the Loan Documents) as varied from time to time, including as a result of:

(i)          The creation or designation of any new Loan Document after the date of this Agreement;

(ii)         Any amendment to, or waiver under, any Loan Document; or

(iii)        The provision of new or further accommodation to any Borrower,

and whether or not with the consent of or notice to the Guarantors;

(b)          Is not wholly or partially discharged by the payment of any Obligations, the waiver by Agent or Lenders of a condition precedent to the provision of financial accommodation, the settlement of any account or anything else; and

(c)          Continues until, subject to Section 11.6, all Obligations have been Paid in Full and the Loan Parties have completely performed their obligations under the relevant Loan Documents.

4.7           Liability Not Affected.

Each Guarantor’s liability under the Loan Documents is not adversely affected by anything which would otherwise reduce or discharge that liability (whether or not any Loan Party or Agent or any Lender is aware of it or consents to it and despite any legal rule to the contrary), including:

(a)          Any time, waiver, concession, forbearance or consent granted to, or composition with, any Loan Party or other Person;

(b)          any opening of further accounts in connection with, or any increase in, change or replacement of the type, amount or terms of, financial accommodation provided to any Person;

(c)          any transaction or agreement, or variation, novation or assignment of a transaction or agreement (including any Loan Document), between Agent or any Lender and any other Loan Party or another Person;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          a proceeding under any Debtor Relief Law in respect of a Loan Party or another Person or an Insolvency Event occurring with respect to an Australian Loan Party;

(e)          any judgment or order being obtained or made against, or the conduct of any proceedings by, a Loan Party or another Person;

(f)          a Loan Party’s obligation or a Loan Document (or any provision of a Loan Document), being void, voidable, unenforceable, defective, released, waiver, impaired, novated, enforced or impossible or illegal to perform;

(g)          the whole or partial discharge or release of, or the granting of, Collateral (including the guarantee and indemnity set forth in this Section 4);

(h)          the Obligations not being recoverable or the liability of a Loan Party or any other Person to Agent or any Lender ceasing or reducing (including due to a release or discharge by Agent or any Lender or by law);

(i)          any Loan Document not being executed by, or binding or enforceable against, any Loan Party;

(j)          the exercise or non-exercise of any power or right or remedy (including any right to terminate a contract);

(k)          any set-off, combination of accounts or counterclaim;

(l)          any Collateral being destroyed, forfeited, extinguished, surrendered or resumed;

(m)          any waiver of or failure to satisfy a condition or condition precedent under a Loan Document (and any such waiver or failure will be disregarded in determining a Guarantor’s liability under the guarantee and indemnity set forth in this Section 4 or whether an amount is part of the Obligations;

(n)          any default, misrepresentation, negligence or breach by any Loan Party or of any contract or any misconduct by any Person;

(o)          any acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to the Loan Party) by Agent or any Lender or any other Person; or

(p)          any incapacity or lack of power, authority or legal personality of or dissolution or change in the members, shareholders or status of a Loan Party or any other Person.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.8           Principal and Independent Obligation.

Each guarantee, indemnity and other obligation of a Guarantor in this Section 4 is:

(a)          a principal and independent obligation and is not ancillary, collateral or limited by reference to any other obligation; and

(b)          is in addition to, and not prejudiced by, any other guarantee or Collateral now or later held by Agent or any Lender.

4.9           Deferral of Certain Rights.

Until the Obligations have been paid and performed in full and Agent and Lenders are satisfied that they will not have to repay any amounts received by them in respect of the Obligations, no Borrower or Guarantor may (either directly or indirectly) without the prior written consent of Agent:

(a)          claim, exercise or attempt to exercise a Lien, right of set-off, counterclaim or any other right or raise any defense:

(i)          against a Loan Party; or

(ii)         which another Loan Party may have against Agent or any Lender, which might reduce or discharge the Borrower’s liability under the Loan Documents or the Guarantor’s liability under this Section 4;

(b)          claim or exercise a right of subrogation or contribution or otherwise claim the benefit of:

(i)          any Collateral or guaranty relating to the Obligations; or

(ii)         any Collateral or guaranty which would rank in priority or preference to any Lien or guaranty relating to the Obligations, and if a Borrower or Guarantor receives any money in breach of this paragraph (b):

(1)         the Borrower or Guarantor must promptly pay that money to Agent and/or Lenders; and

(2)         the Borrower or Guarantor will, until that money is paid in accordance with Section 4.9(b)(ii)(1), hold that money on trust for Agent and Lenders.

(c)          unless Agent has given a direction to do so (in which case the Borrower Guarantor must do so in accordance with the direction as trustee for Agent):

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          prove, claim or exercise voting rights in a Loan Party’s liquidation, or otherwise claim or receive the benefit of any distribution, dividend or payment arising out of a Loan Party’s liquidation on any account;

(ii)         demand, or accept payment of, any money owed to the Borrower or Guarantor by any Loan Party, and any such money it receives:

(1)         must be paid promptly to Agent and Lenders; and

(2)         will, until that money is paid in accordance with Section 4.9(c)(ii)(1), be held on trust for Agent and Lenders.

4.10         Prove in Liquidation.

Each Borrower and Guarantor irrevocably authorizes Agent and each of its authorized representatives to prove in the liquidation of any Loan Party for all money that the Borrower or Guarantor can claim against the Loan Party on any account. Agent need only account to the Borrower or Guarantor for dividends it receives in excess of the Obligations, without interest.

4.11         Suspense Account.

(a)          Agent may credit money received from any Guarantor or on account of any Guarantor’s liability under this Section 4 (including dividends received in any liquidation) to a suspense account, and keep the money in that account for as long as, and at whatever interest rate, Agent thinks fit. Agent may apply the money (including interest) to reduce the Obligations whenever it thinks fit.

(b)          If the Obligations have been fully and finally paid or discharged and Agent is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest will be paid to or for the account of the Borrowers for distribution to the Person entitled to it and Agent will have no further liability in relation to it.

4.12         Variations and Replacements.

Each Guarantor acknowledges that the Loan Documents may be varied or replaced from time to time. Each Guarantor confirms that the Obligations include any amount payable under any Loan Document which is relevant to the Obligations as varied or replaced. Each Guarantor confirms that this applies regardless of:

(a)          how a Loan Document is varied or replaced;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          the reasons for the variation or replacement; and

(c)          whether the Obligations decrease or increase or a Loan Document is otherwise more onerous as a result of the variation or replacement.

SECTION 5      CONDITIONS PRECEDENT.

The obligations of Agent and each Lender to enter into this Agreement and of each Lender to make its Loan hereunder are subject to the following conditions precedent, each of which shall be reasonably satisfactory in all respects to Agent:

5.1           Prior Debt.

The Prior Debt shall have been (or concurrently with the borrowing will be) paid in full and all related Liens shall have been (or concurrently with the borrowing will be) released.

5.2           Delivery of Loan Documents.

The Loan Parties shall have delivered the following documents (which shall be, as applicable, duly executed and dated the Closing Date or an earlier date satisfactory to Agent):

(a)          Loan Documents. The Loan Documents, each duly executed by (i) a Responsible Officer of each Loan Party contemplated to be a party thereto, and (ii) each other Person (except Agent) contemplated to be a party thereto.

(b)          Financing Statements. Properly completed Uniform Commercial Code financing statements and other filings and documents required by law or the Loan Documents to provide Agent, for the benefit of Lenders, perfected first priority Liens in the Collateral.

(c)          Lien Searches. Copies of Uniform Commercial Code, foreign, state and county search reports listing all effective financing statements filed and other Liens of record against any Loan Party, with copies of any such financing statements, and applicable searches of the records of the U.S. Patent and Trademark Office, U.S. Copyright Office, the Australian Personal Property Securities Register and equivalent offices of foreign jurisdictions performed with respect to each Loan Party, all in each jurisdiction reasonably determined by Agent.

(d)          Collateral Access Agreements. Fully executed (except by Agent) Collateral Access Agreements reasonably requested by Agent with respect to the Collateral.

(e)          Payoff; Release. Payoff letters with respect to the repayment in full of all Prior Debt, termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing or authorization to file the same.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)          Authorization Documents. For each Loan Party, such Person’s (i) charter (or similar formation document), certified by the appropriate Governmental Authority and in respect of an Australian Loan Party, a verification certificate in the form set out in Exhibit D properly completed with all required attachments, duly signed by two directors of the relevant Australian Loan Party and dated no earlier than two (2) Business Days before the Closing Date, (ii) except in the case of an Australian Loan Party, good standing certificates in its jurisdiction of incorporation (or formation or organization) and in each other jurisdiction reasonably requested by Agent, (iii) bylaws (or similar governing document), (iv) except in the case of an Australian Loan Party, resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (v) signature and incumbency certificates of its officers or other authorized signatories executing any of the Loan Documents, all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification, in form and substance reasonably satisfactory to Agent.

(g)          Closing Certificate. A certificate executed by a Responsible Officer of each Loan Party, which shall constitute a representation and warranty by each Loan Party as of the Closing Date that the conditions contained in this Section 5 have been satisfied.

(h)          Opinions of Counsel. Opinions of counsel for each Loan Party regarding certain closing matters, and each Loan Party hereby requests such counsel to deliver such opinions and authorizes Agent and Lenders to rely thereon.

(i)          Insurance. Certificates or other evidence of insurance in effect as required by Section 7.3(c), with endorsements naming Agent as lenders’ loss payee and/or additional insured, as applicable.

(j)          Solvency Certificate. Agent shall have received a certificate of the chief financial officer (or, in the absence of a chief financial officer, the chief executive officer or manager) of each Loan Party, in his or her capacity as such and not in his or her individual capacity, in form and substance reasonably satisfactory to Agent, certifying (i) the solvency of such Loan Party, after giving effect to the transactions and the indebtedness contemplated by the Loan Documents, and (ii) as to such Loan Party’s financial resources and anticipated ability to meet its obligations and liabilities as they become due, to the effect that as of the Closing Date, and after giving effect to such transaction and indebtedness: (A) the assets of such Loan Party individually, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Loan Party, and the assets of all Loan Parties on a consolidated basis, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of all of the Loan Parties, and (B) no unreasonably small capital base with which to engage in its anticipated business exists with respect to such Loan Party.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)          Financials. The financial statements, projections and pro forma balance sheet described in Section 6.4.

(l)          Reserved.

(m)          Reserved.

(n)          Consents. Evidence that all necessary consents, permits and approvals (governmental or otherwise) required for the execution, delivery and performance by each Loan Party of the Loan Documents have been duly obtained and are in full force and effect.

(o)          Reserved.

(p)          Share certificates. (i) Share certificates for all the issued share capital of an Australian Loan Party, together with executed undated blank transfer forms for all shares in such entity (being blank as to date, transferee and number of shares), and (ii) the original stock or other equity certificates representing any Equity Interests in U.S. Loan Parties pledged under the Collateral Documents, together with undated transfer powers in blank.

(q)          Share register. A certified copy of the share register maintained by each Australian Loan Party in respect of all shares issued by it.

(r)          Other Documents. Such other certificates, documents and agreements as Agent or any Lender may reasonably request.

5.3           Fees.

The Lenders and Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), required to be paid under the Loan Documents on or before the Closing Date. All such amounts will be paid with proceeds of the initial advance of the Term Loan and any previous expense deposits made with Agent on or before the Closing Date and will be reflected in the funding instructions given by each Loan Party to Agent on or before the Closing Date.

5.4           Representations, Warranties, Defaults.

As of the Closing Date, after giving effect to the making of the Loan, (a) all representations and warranties of each Borrower and each other Loan Party set forth in any Loan Document shall be true and correct in all material respects (except for any representation or warranty that is by its terms already qualified by materiality, Material Adverse Effect or similar qualification, which shall be true and correct in all respects) as if made on and as of the Closing Date (except for representations and warranties that specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default shall exist. The acceptance of the Loan by Borrowers shall be deemed to be a certification by Borrowers that the conditions set forth in this Section 5.4 have been satisfied.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5           Diligence.

Agent and Lenders shall have completed their due diligence review of the Loan Parties, their assets, business, obligations and the transactions contemplated herein, the results of which shall be satisfactory in form and substance to Agent and Lenders, including, without limitation, (i) an examination (whether by Agent or a third party engaged by Agent) of (A) each Borrower’s and each other Loan Party’s projected Net Sales, Royalties and Aggregate Revenue for such periods as required by Lenders, (B) such valuations of Borrower and each other Loan Party and their respective assets as Lenders shall require, (C) the terms and conditions of all agreements of and obligations owed by any Borrower or any other Loan Party deemed material by Lenders (including license agreements, matters relating to Intellectual Property and insurance matters), the results of which shall be satisfactory in form and substance to Lenders and (D) background checks with respect to the managers, officers and owners of each Borrower and each other Loan Party; (ii) an examination of the Collateral, the financial statements and the books, records, business, obligations, financial condition and operational state of each Borrower and each other Loan Party, and each Borrower or each other Loan Party shall have demonstrated to Lenders’ satisfaction, in their sole discretion, that (x) no operations of any Borrower or any other Loan Party are the subject of any governmental investigation, evaluation or any remedial action which could result in any expenditure or liability deemed material by Lenders, in their sole discretion, and (y) neither any Borrower nor any other Loan Party has liabilities or obligations (whether contingent or otherwise) that are deemed material by Lenders, in their reasonable discretion.

5.6           Organizational Matters.

All organizational and other proceedings, documents, instruments and other legal matters in connection with the transactions contemplated by the Loan Documents (including, but not limited to, those relating to organizational and capital structures of each Borrower and each other Loan Party) shall be satisfactory to Lenders in their sole discretion.

5.7           No Felonies.

No Loan Party nor any of their respective Affiliates nor any of their officers or key management personnel shall have been indicted or be under active investigation for a felony crime.

5.8           No Material Adverse Effect.

There shall not be any Obligations of any nature with respect to any Loan Party which could reasonably be likely to have a Material Adverse Effect.

SECTION 6               REPRESENTATIONS AND WARRANTIES.

To induce Agent and Lenders to enter into this Agreement and to induce Lenders to make a Loan hereunder, each Loan Party represents and warrants to Agent and Lenders that:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1           Organization.

Each Loan Party is (a)(i) in the case of each Australian Loan Party, properly registered and incorporated as a proprietary company limited by shares and validly exists under the laws of its jurisdiction of incorporation as set forth in Schedule 6.1 and, except as specified otherwise in this Agreement, acts on its own behalf in entering into the Loan Documents, and not as trustee or on another person’s behalf; and (ii) in each other case, an organization validly existing and in good standing under the laws of its jurisdiction of organization as set forth in Schedule 6.1; and (b) duly qualified to do business in each jurisdiction set forth on Schedule 6.1, which are all of the jurisdictions in which failure to so qualify could reasonably be likely to have or result in a Material Adverse Effect.

6.2           Authorization; No Conflict.

Each Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, to borrow monies hereunder (in the case of Borrowers), and to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Borrower and each other Loan Party of this Agreement and of each Loan Document to which it is a party, and the borrowings by Borrowers hereunder, do not and will not (a) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of applicable law (including any Health Care Law), (ii) the charter, by-laws, constitution or other organizational documents of any Borrower or any other Loan Party or (iii) any material agreement (including, without limitation, the Shareholders Deed), indenture, instrument or other material document, or any judgment, order or decree, which is binding upon any Borrower or any other Loan Party or any of its properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Borrower or any other Loan Party (other than Liens in favor of Agent created pursuant to the Collateral Documents).

6.3           Validity; Binding Nature.

Each of this Agreement and each other Loan Document to which any Borrower or any other Loan Party is a party is the legal, valid and binding obligation of such Borrower or such other Loan Party, enforceable against such Borrower or such other Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

6.4           Financial Condition.

(a)          The (i) audited consolidated and consolidating financial statements of Australian Borrower and its Subsidiaries for the Fiscal Year ended June 30, 2012, (ii) audited consolidated and consolidating financial statements of Australian Borrower and its Subsidiaries for the Fiscal Year ended June 30, 2013, in draft form, and (iii) unaudited interim consolidated and consolidating financial statements of Australian Borrower and its Subsidiaries for each calendar month in the eleven month period ended as of November 30, 2013, copies of each of which have been delivered to Agent and Lenders pursuant hereto, were prepared in accordance with GAAP (subject, in the case of interim financial statements, to the absence of footnotes and to normal year-end adjustments) and present fairly in all material respects the consolidated financial condition of Australian Borrower and its Subsidiaries as at such dates and the results of its operations for the periods then ended.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          The consolidated financial projections (including an operating budget and a cash flow budget) of Australian Borrower and its Subsidiaries for the twelve calendar month period ending December 31, 2014, prepared on a quarterly basis, and for each of the twelve calendar month periods ending December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, prepared on an annual basis, copies of each of which have been delivered to Agent and Lenders prior to the Closing Date (i) were prepared by Australian Borrower in good faith and (ii) were prepared in accordance with assumptions for which Australian Borrower believes it has a reasonable basis, and the accompanying consolidated and consolidating pro forma balance sheet of Australian Borrower and its Subsidiaries as at the Closing Date, adjusted to give effect to the financings contemplated hereby as if such transactions had occurred on such date, is consistent in all material respects with such projections (it being understood that the projections are not a guaranty of future performance and that actual results during the period covered by the projections may materially differ from the projected results therein).

6.5           No Material Adverse Change.

Since June 30, 2012, there has been no material adverse change in the financial condition, operations, assets, business or properties of Australian Borrower and its Subsidiaries taken as a whole.

6.6           Litigation.

No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to any Loan Party’s knowledge, threatened against any Borrower or any other Loan Party which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. As of the Closing Date, neither any Borrower nor any other Loan Party has any material Contingent Obligations not listed on Schedule 8.1 or disclosed in the financial statements specified in Section 6.4(a).

6.7           Ownership of Properties; Liens.

Each Borrower and each other Loan Party owns legal and beneficial to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever that it purports to own (including Intellectual Property), free and clear of all Liens and charges and claims (including infringement claims with respect to Intellectual Property), except Permitted Liens.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.8           Capitalization.

All issued and outstanding Equity Interests of Australian Borrower and each Subsidiary are duly authorized, validly issued, fully paid (other than shares of Australian Borrower held by employees shown as partly paid on Schedule 6.8), non-assessable, and such securities were issued in compliance in all material respects with all applicable United States, Australian, United Kingdom and New Zealand state and federal laws concerning the issuance of securities. Schedule 6.8 sets forth the authorized Equity Interests of each Borrower and each other Loan Party as of the Closing Date, all Persons owning the outstanding Equity Interests in each Borrower and each other Loan Party.

6.9           Pension Plans.

During the twelve-consecutive-month period prior to the Closing Date, (i) no steps have been taken to terminate any Pension Plan which could reasonably be expected to result in the incurrence by any Borrower or any other Loan Party of any liability, fine or penalty in an amount that exceeds $500,000 and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA securing obligations in excess of $500,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by any Borrower or any other Loan Party of any material liability, fine or penalty in an amount that exceeds $500,000. All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Borrower and each other Loan Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither any Borrower nor any other Loan Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and neither any Loan Party nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the IRC, that any such plan is or may be terminated, or that any such plan is or may become insolvent, in each case where such event could reasonably be expected to result in liabilities that exceed $500,000.

6.10         Investment Company Act.

No Borrower nor any Loan Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company”, within the meaning of the Investment Company Act of 1940.

6.11         No Default.

No Event of Default or Default exists or would result from the incurrence by any Borrower or any other Loan Party of any Debt hereunder or under any other Loan Document.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.12         Margin Stock.

No Borrower nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, no portion of the Obligations is secured directly or indirectly by Margin Stock.

6.13         Taxes.

Each Borrower and each other Loan Party has filed all foreign, federal and other tax returns and reports required by law to have been filed by it and has paid all foreign, federal and other taxes and governmental charges thereby shown to be owing, except any such taxes or charges (a) that are not delinquent or (b) that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

6.14         Solvency.

On the Closing Date, and immediately prior to and after giving effect to the borrowing hereunder and the use of the proceeds thereof, (a) the fair value of each Loan Party’s assets is greater than the amount of such Loan Party’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated, (b) the present Fair Valuation of each Loan Party’s assets are not less than the amount that will be required to pay the probable liability on Loan Party’s debts as they become absolute and matured, (c) each Loan Party is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) no Loan Party intends to, or believes that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (e) no Loan Party is engaged in any business or transaction, or is about to engage in any business or transaction, for which such Loan Party’s property would constitute unreasonably small capital and (f) in relation to each Australian Loan Party, it is not subject to an Insolvency Event.

6.15         Environmental Matters.

The on-going operations of each Loan Party comply in all respects with all Environmental Laws, except for non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result in a Material Adverse Effect. Each of Australian Borrower and each Subsidiary has obtained, and maintained in good standing, all licenses, permits, authorizations and registrations required under any Environmental Law and necessary for its respective ordinary course operations, and Australian Borrower and each Subsidiary is in compliance with all material terms and conditions thereof, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Australian Borrower nor any Subsidiary nor any of its respective properties or operations is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance, except for any such order, agreement or proceeding that could not reasonably be expected to result in liability in excess of $500,000. There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, or arising from operations prior to the Closing Date, of Australian Borrower or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect. Neither Australian Borrower nor any Subsidiary has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that are leaking or disposing of Hazardous Substances, except as would not reasonably be expected to result in liability in excess of $500,000.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.16         Insurance.

Each of Australian Borrower and each Subsidiary and their respective properties are insured with financially sound and reputable insurance companies which are not Affiliates of any Loan Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Australian Borrower or such Subsidiary operates. A true and complete listing of such insurance as of the Closing Date, including issuers, policy numbers and coverages, is set forth on Schedule 6.16.

6.17         Information.

All written information heretofore or contemporaneously herewith furnished in writing by any Borrower or any other Loan Party to Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby, taken as a whole, is, and all written information hereafter furnished by or on behalf of any Borrower or any other Loan Party to Agent or any Lender pursuant hereto or in connection herewith, taken as a whole, will be, true and accurate in every material respect on the date as of which such information, taken as a whole, is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect in light of the circumstances under which made (it being recognized by Agent and Lenders that any projections and forecasts provided by any Borrower are based on good faith estimates and assumptions believed by such Borrower to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

6.18         Intellectual Property and Products

(a)          Schedule 6.18(a) (as updated from time to time in accordance with Section 7.1.2 hereof) accurately and completely lists all of Australian Borrower’s and each Subsidiary’s Registered Intellectual Property. Each of Australian Borrower and each Subsidiary owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the business of each Borrower and the other Loan Parties, without any infringement upon the intellectual property rights of others.

(b)          Schedule 6.18(b) (as updated from time to time in accordance with Section 7.1.2 hereof) accurately and completely lists all Products and all Required Permits, and each Borrower and each other Loan Party has delivered to Agent a copy of all Required Permits as of the date hereof and to the extent requested by Agent from time to time in its discretion.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          With respect to any Product being tested, manufactured, marketed and/or sold by any Borrower or any other Loan Party, such Borrower or such Loan Party has received (or the applicable, authorized third parties have received), and such Product is the subject of, all Required Permits needed in connection with the testing, manufacture, marketing and/or sale of such Product by or on behalf of such Borrower or such Loan Party. No Borrower or any other Loan Party has received any notice from any applicable Governmental Authority, specifically including the FDA, that such Governmental Authority is conducting an investigation or review (other than a normal routine scheduled inspection) of such Borrower’s or such other Loan Party’s manufacturing facilities, the processes for such Product or any related sales or marketing activities and/or the Required Permits related to such Product. There are no material deficiencies or violations of applicable laws in relation to the manufacturing, processes, sales or marketing of such Product and/or the Required Permits related to such Product, no Required Permit has been revoked or withdrawn, nor, to the best of each Borrower’s and each other Loan Party’s knowledge, has any such Governmental Authority issued any order or recommendation stating that the development, testing, manufacturing, sales and/or marketing of such Product by or on behalf of such Borrower or such other Loan Party should cease or be withdrawn from the marketplace, as applicable.

(ii)         Except as set forth on Schedule 6.18(b), (A) there have been no adverse clinical test results in respect of any Product since the date on which such Borrower or such other Loan Party acquired rights to such Product, and (B) there have been no product recalls or voluntary product withdrawals from any market in respect of any Product since the date on which such Borrower or such other Loan Party acquired rights to such Product.

(iii)        No Borrower or any other Loan Party has experienced any significant failures in its manufacturing of any Product which caused any reduction in Products sold.

6.19         Restrictive Provisions.

No Borrower or any other Loan Party is a party to any agreement or contract or subject to any restriction contained in its operative documents which would reasonably be expected to have a Material Adverse Effect.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.20         Labor Matters.

Except as set forth on Schedule 6.20, as of the Closing Date, no Borrower or any other Loan Party is subject to any labor or collective bargaining agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any Borrower or any other Loan Party that singly or in the aggregate would reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of any Borrower or any other Loan Party are not in violation in any material respect of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters.

6.21         Material Contracts.

Except for the agreements set forth on Schedule 6.21 (collectively, the “Material Contracts”), as of the Closing Date there are no (i) employment agreements covering the management of any Borrower or any other Loan Party, (ii) collective bargaining agreements or other labor agreements covering any employees of any Borrower or any other Loan Party, (iii) agreements for managerial, consulting or similar services to which any Borrower or any other Loan Party is a party or by which it is bound, (iv) agreements regarding any Borrower or any other Loan Party, its assets or operations or any investment therein to which any of its equity holders is a party, (v) patent licenses, trademark licenses, copyright licenses or other lease or license agreements to which any Borrower or any other Loan Party is a party, either as lessor or lessee, or as licensor or licensee (other than widely-available software subject to “shrink-wrap” or “click-through” software licenses), (vi) distribution, marketing or supply agreements to which any Borrower or any other Loan Party is a party, (vii) customer agreements to which any Borrower or any other Loan Party is a party (in each case with respect to any agreement of the type described in the preceding clauses (i), (iii), (iv), (v), (vi) and (vii) requiring payment of more than $250,000 in any year), (viii) partnership agreements pursuant to which any Borrower or any other Loan Party is a partner, limited liability company agreements pursuant to which any Borrower or any other Loan Party is a member or manager, or joint venture agreements to which any Borrower or any other Loan Party is a party, (ix) real estate leases, or (x) any other agreements or instruments to which any Borrower or any other Loan Party is a party, in each case the breach, nonperformance or cancellation of which, would reasonably be expected to have a Material Adverse Effect. Schedule 6.21 sets forth, with respect to each real estate lease agreement to which any Borrower or any other Loan Party is a party as of the Closing Date, the address of the subject property. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than a Loan Party) which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

6.22         Compliance with Laws; Health Care Laws.

(a)          Laws Generally. Each Borrower and each other Loan Party is in compliance with, and is conducting and has conducted its business and operations in material compliance with the requirements of all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Health Care Laws. Without limiting the generality of clause (a) above:

(i)          No Borrower or any other Loan Party is in violation of any of the Health Care Laws, except for any such violation which would not reasonably be expected (either individually and taken as a whole with any other violations) to have a Material Adverse Effect.

(ii)         (A) Each Borrower and each other Loan Party has all licenses, consents, certificates, permits, authorizations, approvals, franchises, registrations, qualifications and other rights from, and has made all declarations and filings with, all applicable Governmental Authorities and self regulatory authorities (each, an “Authorization”) necessary to engage in the business conducted by it (including, without limitation, the FDA Authorization), except for such Authorizations with respect to which the failure to obtain would not reasonably be expected to have a Material Adverse Effect, and (B) no Borrower or any other Loan Party has any knowledge that any Governmental Authority is considering limiting, suspending or revoking any such Authorization, except where the limitation, suspension or revocation of such Authorization would not reasonably be expected to have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and each Borrower and each other Loan Party is in material compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except where failure to be in such compliance or for an Authorization to be valid and in full force and effect could not reasonably be expected to have a Material Adverse Effect.

(iii)        Each Borrower and each other Loan Party has received and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent required by applicable law or regulation (including any foreign law or equivalent regulation), except where the failure to be so accredited and in good standing without limitation would not reasonably be expected to have a Material Adverse Effect.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)        Except where any of the following would not reasonably be expected to have a Material Adverse Effect, no Borrower or other Loan Party has been, or has been threatened to be, (i) excluded from U.S. health care programs pursuant to 42 U.S.C. §1320(a)7 or any related regulations, (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (48 C.F.R. Subpart 9.4), or other applicable laws or regulations, or (iii) made a party to any other action by any Governmental Authority that may prohibit it from selling products to any governmental or other purchaser pursuant to any foreign, federal, state or local laws or regulations.

(v)         No Borrower or other Loan Party has received any written notice from the FDA or any other Governmental Authority with respect to, nor to any Borrower’s or other Loan Party’s best knowledge is there, any actual or threatened investigation, inquiry, or administrative or judicial action, hearing, or enforcement proceeding by the FDA or any other Governmental Authority against any Borrower or any other Loan Party regarding any violation of applicable law, except for such investigations, inquiries, or administrative or judicial actions, hearings, or enforcement proceedings which, individually and in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

6.23         Existing Indebtedness; Investments, Guarantees and Certain Contracts.

No Borrower or other Loan Party (a) has any outstanding Debt, except Debt under the Loan Documents, under the 2013 Bonds, under the Revenue Sharing Deed and as set forth on Schedule 8.1, or (b) owns or holds any Equity Interests of, any debt investments in, or has any outstanding advances to or any outstanding guarantees for the obligations of any other Person, except as set forth on Schedule 8.10.

6.24         Affiliated Agreements.

Except as set forth on Schedule 8.7, (i) there are no existing or proposed agreements, arrangements, understandings or transactions between a Borrower or any other Loan Party, on the one hand, and such Borrower’s or such other Loan Party’s members, managers, managing members, investors, officers, directors, stockholders, other equity holders, employees, or Affiliates or any members of their respective families, on the other hand, and (ii) to each Borrower’s and each other Loan Party’s knowledge, none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership or voting interest in, any Affiliate of such Borrower or such other Loan Party or any Person with which such Borrower or such other Loan Party has a business relationship or which competes with such Borrower or such other Loan Party (except that any such Persons may own equity interests in (but not exceeding two percent (2%) of the outstanding equity interests of) any publicly traded company that may compete with such Borrower or such other Loan Party).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.25         Names; Locations of Offices, Records and Collateral; Deposit Accounts.

Neither any Borrower nor any other Loan Party has conducted business under or used any name (whether corporate, partnership or assumed) other than as shown on Schedule 6.25A. Each Borrower and each other Loan Party is the sole owner(s) of all of its names listed on Schedule 6.25A, and any and all business done and invoices issued in such names are such Borrower’s or such other Loan Party’s sales, business and invoices. No Loan Party is an Affiliate of or has any debt or equity investment in or any business relationship with Parnell Pharmaceuticals, Inc., a California corporation, and the businesses and properties of each Loan Party are entirely separate from and unrelated to the businesses and properties of Parnell Pharmaceuticals, Inc., a California corporation, and its affiliates. No Loan Party is an Affiliate of or has any debt or equity investment in, or any business relationship (other than the transaction contemplated by the 2013 Security Trust) with, Parnell 2013 Bonds Pty Ltd, and the businesses and properties of each Loan Party are entirely separate from and unrelated to the businesses and properties of Parnell 2013 Bonds Pty Ltd and its affiliates (other than transaction contemplated by the 2013 Security Trust). Each Borrower and each other Loan Party maintains, and since its formation has maintained, respective places of business and chief executive offices only at the locations set forth on Schedule 6.25B or, after the Closing Date, as additionally disclosed to Agent and Lenders in writing, and all Collateral is located and shall be located, and all books and records of each Borrower and each other Loan Party relating to or evidencing the Collateral are located and shall be located, only in and at such locations (other than (i) Deposit Accounts, and (ii) Collateral in the possession of Agent, for the benefit of Lenders). Schedule 8.14 lists all of each Loan Party’s Deposit Accounts as of the Closing Date.

6.26         Non-Subordination.

The Obligations are not subordinated in any way to any other obligations of any Borrower or any other Loan Party or to the rights of any other Person.

6.27         Broker’s or Finder’s Commissions.

Except as set forth in Schedule 6.27, no broker’s, finder’s or placement fee or commission will be payable to any broker or agent engaged by any Loan Party or any of its officers, directors or agents with respect to the Loan or the transactions contemplated by this Agreement except for fees payable to Agent and Lenders. Each Borrower and each other Loan Party agrees to indemnify Agent and each Lender and hold each harmless from and against any claim, demand or liability for broker’s, finder’s or placement fees or similar commissions, whether or not payable by such Borrower or such other Loan Party, alleged to have been incurred in connection with such transactions, other than any broker’s or finder’s fees payable to Persons engaged by Agent and/or Lenders without the knowledge of the Loan Parties.

6.28         Anti-Terrorism; OFAC.

(a)          No Loan Party nor any Person controlling or controlled by a Loan Party, nor any Person having a beneficial interest in a Loan Party, nor any Person for whom a Loan Party is acting as agent or nominee in connection with this transaction (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (2) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2 of such executive order, or (3) is a Person on the list of Specially Designated Nationals and Blocked Persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          No part of the proceeds of the Loan will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

6.29        Security Interest.

Each of each Borrower and each Loan Party has full right and power to grant to Agent, for the benefit of itself and the other Lenders, a perfected, first priority security interest and Lien on the Collateral pursuant to this Agreement and the other Loan Documents, subject to the following sentence. Upon the execution and delivery of this Agreement and the other Loan Documents, and upon the filing of the necessary financing statements and/or appropriate filings and/or delivery of the necessary certificates evidencing an equity interest, control and/or possession, as applicable, without any further action, Agent will have a good, valid and first priority perfected Lien and security interest in the Collateral, for the benefit of Lenders. No Borrower or other Loan Party is a party to any agreement, document or instrument that conflicts with this Section 6.29.

6.30        Australian Loan Party representations.

Each Australian Loan Party represents and warrants to the Agent and the Lenders:

(a)          (Tax Consolidated Group) it is a member of a “consolidated group” as defined in Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) of Australia (as applicable);

(b)          (GST Group) it is a member of a “GST Group” as defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) of Australia; and

(c)          (native title) it is not aware of any actual or potential native title claim in relation to any of its real property located in Australia.

6.31        Immaterial Loan Parties and Terminating Loan Parties.

Each Terminating Entity and Immaterial Loan Party is a dormant entity that does not hold any assets or property (except, in the case of Parnell Laboratories (Aust) Pty Ltd, the Equity Interests of Parnell Group Pty Ltd, and in the case of Australian Pharma Services Pty Ltd, the Equity Interests of Veterinary Investigative Services, Inc.), does not conduct any business and does not have any obligations or liabilities. Parnell Laboratories (Aust) Pty Ltd is subject to administration under the Corporations Act.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.32        Survival.

Each Borrower and each other Loan Party hereby make the representations and warranties contained herein with the knowledge and intention that Agent and Lenders are relying and will rely thereon. All such representations and warranties will survive the execution and delivery of this Agreement, the closing of the transactions contemplated hereby and the making of the Loan, and each representation and warranty in this Section 6 shall be deemed to be remade by the Loan Parties (with respect to the facts and circumstances existing at such time) on each date on which any of the Obligations are paid to Agent or any Lender and on each date on which any information is supplied to Agent or any Lender pursuant to Section 7.1.

SECTION 7                AFFIRMATIVE COVENANTS.

Until all Obligations have been Paid in Full, each Loan Party agrees that, unless Agent and Lenders have expressly agreed otherwise in accordance with Section 11.1, such Loan Party shall:

7.1           Information.

Furnish to Agent (which shall furnish to each Lender):

7.1.1        Annual Reports.

(a)          Promptly when available and in any event within 120 days after the close of each Fiscal Year: (i) audited financial statements of Australian Borrower and its Subsidiaries for such Fiscal Year, including therein a consolidated and consolidating balance sheet and consolidated and consolidating statements of earnings and cash flows of Australian Borrower and its Subsidiaries, as at the end of and for such Fiscal Year, which such financial statements shall be prepared, without any material qualifications (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP and required or approved by Australian Borrower’s independent certified public accountants), by an independent certified public accounting firm acceptable to Agent in its reasonable discretion and accompanied by related management side letters, if any, and otherwise in form and substance reasonably acceptable to Agent, and which shall be prepared in accordance with GAAP and shall present fairly in all material respects the consolidated financial condition of Australian Borrower and its Subsidiaries as at such dates and the results of its operations for the periods then ended; and (ii) a comparison of actual results for such Fiscal Year with the budget for such Fiscal Year, in the case of each of the items in clauses (i) and (ii), certified by the chief financial officer or another executive officer of Australian Borrower.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.1.2        Interim Reports.

(a)          Promptly when available and in any event within 60 days after the end of each Fiscal Quarter, (i) unaudited financial statements of Australian Borrower and its Subsidiaries for such Fiscal Quarter, including therein consolidated and consolidating balance sheets of Australian Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, which financial statements shall be prepared in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments) and shall present fairly in all material respects the consolidated financial condition of Australian Borrower and its Subsidiaries as at such dates and the results of its operations for the periods then ended; and (ii) a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, in the case of each of the items in clauses (i) and (ii), certified by the chief financial officer or another executive officer of Australian Borrower;

(b)          Promptly when available and in any event within 30 days after the end of each month that is not the end of a Fiscal Quarter, (i) unaudited financial statements of Australian Borrower and its Subsidiaries for such Fiscal Quarter, including therein consolidated and consolidating balance sheets of Australian Borrower and its Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings and cash flows for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, which financial statements shall be prepared in accordance with GAAP (subject to the absence of footnotes and to normal year-end adjustments) and shall present fairly in all material respects the consolidated financial condition of Australian Borrower and its Subsidiaries as at such dates and the results of its operations for the periods then ended; and (ii) a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, in the case of each of the items in clauses (i) and (ii), certified by the chief financial officer or other executive officer of Australian Borrower; and

(c)          Together with the delivery of financial statements provided for in Sections 7.1.2(a) and (b), (i) a written statement of Australian Borrower’s management setting forth a discussion of Australian Borrower’s and its Subsidiaries’ financial condition, changes in financial condition and results of operations and (ii) updates to Schedules 6.18(a) and (b) setting forth any changes to the disclosures set forth in such schedules as most recently provided to Agent, or, as applicable, a written statement of Australian Borrower’s management stating that there have been no changes to such disclosures as most recently provided to Agent.

7.1.3        Royalty Reconciliation. Together with the quarterly (or, in the case of the last Fiscal Quarter of Australian Borrower’s and its Subsidiaries’ Fiscal Year, annual) financial statements made available to Agent and Lenders pursuant to Section 7.1.1 and Section 7.1.2, as applicable, a report, in form acceptable to Agent in its sole discretion, reconciling the Aggregate Revenue reported by the Loan Parties to Agent pursuant to Section 2.9.1(c) for the most recently ended Fiscal Quarter to Aggregate Revenue actually received by Australian Borrower and its Subsidiaries for such Fiscal Quarter.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.1.4        Compliance Certificate.

(a)          Contemporaneously with the furnishing of a copy of each annual financial statement pursuant to Section 7.1.1 and each set of quarterly statements pursuant to Section 7.1.2(a), a duly completed Compliance Certificate, with appropriate insertions, dated the date of delivery and corresponding to such annual financial statements or such quarterly statements, and signed by the chief financial officer (or other executive officer) of each Borrower, containing (a) a computation showing compliance with Section 8.13 (including, without limitation, a computation of the Employee Priority Liabilities as of the last day of each calendar month in the period covered by such Compliance Certificate) and (b) statement to the effect that such officer has not become aware of any Event of Default or Default that exists or, if there is any such event, describing it and the steps, if any, being taken to cure it.

(b)          Contemporaneously with the furnishing of a copy of each monthly financial statement pursuant to Section 7.1.2(b), a Compliance Certificate, with appropriate insertions, dated the date of delivery and corresponding to such monthly financial statements, and signed by the chief financial officer (or other executive officer) of each Borrower, containing a computation showing compliance with Section 8.13.3 as of the last day of such calendar month.

7.1.5        Reports to Governmental Authorities and Shareholders. (a) Promptly upon the filing or sending thereof, copies of all regular, periodic or special inspection reports relating to any Loan Party’s manufacturing facilities (including, without limitation, any FDA Form 483 reports), and (b) promptly following Agent’s request, copies of (i) all other regular, periodic or special reports of each Loan Party filed with any Governmental Authority, (ii) all registration statements (or such equivalent documents of each Loan Party filed with any Governmental Authority) and (iii) all proxy statements or other communications made to the holders of any Loan Party’s Equity Interests generally.

7.1.6        Notice of Default; Litigation; ERISA Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Loan Parties with respect thereto:

(a)          the occurrence of an Event of Default or a Default;

(b)          any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Loan Parties to Agent which has been instituted or, to the knowledge of any Loan Party, is threatened in writing against any Borrower or any other Loan Party or to which any of the properties of any thereof is subject, which in any case would reasonably be expected to have a Material Adverse Effect;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Borrower or any other Loan Party furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of any Borrower or any other Loan Party with respect to any post-retirement welfare plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the IRC, that any such plan is or may be terminated, or that any such plan is or may become insolvent, in each case where such event would reasonably be expected to result in liabilities that exceed $500,000;

(d)          any cancellation or material adverse change in any insurance maintained by any Borrower or any other Loan Party;

(e)          any other event (including (i) any violation of any law, including any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which could reasonably be expected to have a Material Adverse Effect;

(f)          to the extent that it would reasonably be expected to result in a Material Adverse Effect (i) any suspension, revocation, cancellation or withdrawal of an Authorization required for any Borrower or any other Loan Party, is threatened or there is any basis for believing that such Authorization will not be renewable upon expiration or will be suspended, revoked, cancelled or withdrawn, (ii) any Borrower or any other Loan Party enters into any consent decree or order pursuant to any FDA Law and Regulation, or becomes a party to any judgment, decree or judicial or administrative order pursuant to any FDA Law and Regulation, (iii) receipt of any written notice or other written communication from the FDA alleging non-compliance with any applicable FDA Law and Regulation, (iv) the occurrence of any violation of any FDA Law and Regulation by any Borrower or any of the other Loan Parties in the product development efforts, submissions, production, record keeping and reports to FDA that could reasonably be expected to require or lead to an investigation, corrective action or enforcement, regulatory or administrative action, (v) the occurrence of any civil or criminal proceedings relating to any Borrower or any of the other Loan Parties or any of their respective employees, which involve a matter within or related to the FDA’s jurisdiction, (vi) any officer, employee or agent of any Borrower or any of the other Loan Parties is convicted of any crime or has engaged in any conduct for which debarment is mandated or permitted by 21 U.S.C. § 335a, or (vii) any officer, employee or agent of any Borrower or any of the other Loan Parties is been convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act or any similar law or regulation;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)          any proposal by a Governmental Authority to compulsorily acquire or resume any of its assets;

(h)          the creation or existence of any purchase money security interests (as defined in the PPSA) or any security interest perfected by control for the purposes of the PPS Law in any of its assets.

7.1.7        Management Report. Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to any Borrower or any other Loan Party by independent auditors in connection with each annual or interim audit made by such auditors of the books of such Borrower or other Loan Party.

7.1.8        Projections. As soon as practicable, and in any event not later than the date that is 30 days following the commencement of each Fiscal Year, financial projections on a monthly basis of revenues and EBITDA for Australian Borrower and its Subsidiaries for such Fiscal Year prepared in a manner consistent with the projections delivered by the Loan Parties to Agent prior to the Closing Date or otherwise in a manner reasonably satisfactory to Agent, accompanied by a certificate of a chief financial officer (or other executive officer) of Australian Borrower on behalf of the Loan Parties to the effect that (a) such projections were prepared by them in good faith, (b) Australian Borrower believes that it has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.

7.1.9        Updated Schedules to Collateral Agreement. Contemporaneously with the furnishing of each annual audit report pursuant to Section 7.1.1, updated versions of the Schedules to the Collateral Agreement showing information as of the date of such audit report (it being agreed and understood that this requirement shall be in addition to the notice and delivery requirements set forth in the Collateral Agreement).

7.1.10      Other Information.

(a)          Promptly, upon receipt by any Loan party, copies of any reports, statements or prepared, written materials (other than routine communications (electronic or otherwise) between such Loan Party or its Affiliates and such entities that are not material in nature) in relation to any Material Contract shall be delivered to Agent. Without limiting the foregoing, the Loan Parties shall notify Agent upon the express assignment by Parnell Laboratories (Aust) Pty Ltd of its rights under the New Zealand Warehouse Agreement to a Loan Party, or upon a Loan Party otherwise formally becoming a party to or acquiring rights under the New Zealand Warehouse Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Promptly from time to time, such other information concerning any Borrower and any other Loan Party as Agent may reasonably request.

7.2           Books; Records; Inspections.

Keep, and cause each other Loan Party to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each other Loan Party to permit, Agent (accompanied by any Lender) or any representative thereof to inspect the properties and operations of any Borrower or any other Loan Party; and permit, and cause each other Loan Party to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default has occurred and is continuing), Agent (accompanied by any Lender) or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Loan Party hereby authorizes such independent auditors to discuss such financial matters with any Lender or Agent or any representative thereof), and to examine (and, at the expense of the Loan Parties, photocopy extracts from) any of its books or other records; and permit, and cause each other Loan Party to permit, Agent and its representatives to inspect the Collateral and other tangible assets of each Borrower and each other Loan Party, to perform appraisals of the equipment of each Borrower and each other Loan Party, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to any Collateral.

7.3           Conduct of Business; Maintenance of Property; Insurance.

(a)          (i) Conduct its business in accordance with its current business practices, (ii) engage principally in the same or similar lines of business substantially as heretofore conducted, (iii) collect the Royalties in the ordinary course of business, (iv) maintain all of its Collateral used or useful in its business in good repair, working order and condition (normal wear and tear excepted and except as may be disposed of in the ordinary course of business and in accordance with the terms of the Loan Documents), (v) from time to time to make all necessary repairs, renewals and replacements to in relation to the Collateral; (vi) maintain and keep in full force and effect its existence and all material Permits and qualifications to do business and good standing in its jurisdiction of formation and each other jurisdiction in which the ownership or lease of property or the nature of its business makes such Permits or qualification necessary and in which failure to maintain such Permits or qualification could reasonably be expected to be, have or result in a Material Adverse Effect; (vii) remain in good standing and maintain operations in all jurisdictions in which it is currently located, except where the failure to remain in good standing or maintain operations would not reasonably be expected to be, have or result in a Material Adverse Effect, and (viii) maintain, comply with and keep in full force and effect its existence and all Intellectual Property and Permits necessary to conduct its business, except in each case where the failure to maintain, comply with or keep in full force and effect could not reasonably be expected to be, have or result in a Material Adverse Effect. For the avoidance of doubt, the Loan Parties are permitted to wind- up, liquidate and terminate the Terminating Entities in accordance with Section 7.13.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Keep, and cause each other Loan Party to keep, all property necessary in the business of any Borrower or any other Loan Party in good working order and condition, ordinary wear and tear excepted, except as may be disposed of in accordance with the terms of the Loan Documents.

(c)          Maintain, and cause each other Loan Party to maintain, with responsible insurance companies, such insurance coverage as shall be required by all laws, governmental regulations and court decrees and orders applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; provided that in any event, such insurance shall, unless the Agent otherwise agrees, insure against all risks and liabilities of the type insured against as of the Closing Date and shall have insured amounts no less than, those amounts provided for as of the Closing Date. Upon request of Agent or any Lender, the Loan Parties shall furnish to Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by each Borrower and each other Loan Party. Each Loan Party shall cause each issuer of an insurance policy to provide Agent with an endorsement (i) showing Agent as a loss payee with respect to each policy of property or casualty insurance and naming Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that the insurance carrier will endeavor to give at least 30 days’ prior written notice to such Loan Party and Agent (or 10 days’ prior written notice in the event of nonpayment of premiums) before the termination or cancellation of the policy prior to the expiration thereof and (iii) reasonably acceptable in all other respects to Agent. Each Loan Party shall execute and deliver, and cause each other applicable Loan Party to execute and deliver, to Agent a collateral assignment, in form and substance reasonably satisfactory to Agent, of each business interruption insurance policy maintained by any Loan Party.

(d)          Unless the Loan Parties provide Agent with evidence of the continuing insurance coverage required by this Agreement, Agent may purchase insurance at the Loan Parties’ expense to protect Agent’s and Lenders’ interests in the Collateral. This insurance may, but need not, protect each Borrower’s and each other Loan Party’s interests. The coverage that Agent purchases may, but need not, pay any claim that is made against any Borrower or any other Loan Party in connection with the Collateral. The Loan Parties may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that the Loan Parties have obtained the insurance coverage required by this Agreement. If Agent purchases insurance for the Collateral, as set forth above, each Loan Party will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance and the costs of the insurance may be added to the principal amount of the Loan owing hereunder.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4           Compliance with Laws; Payment of Taxes and Liabilities.

(a)          Comply, and cause each other Loan Party to comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and Permits, except where failure to comply would not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each other Loan Party to ensure, that no person who Controls a Loan Party is (i) listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a Person designated under Section 1(b), (c) or (d) or Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders; (c) without limiting clause (a) above, comply and cause each other Loan Party to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations and (d) pay, and cause each other Loan Party to pay, prior to delinquency, all federal and other taxes and other material governmental charges against it or any of its property, as well as material claims of any kind which, if unpaid, could become a Lien (other than a Permitted Lien) on any of its property; provided that the foregoing shall not require any Borrower or any other Loan Party to pay any such tax, charge or claim so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP. For purposes of this Section 7.4, “Control” shall mean, when used with respect to any Person, (x) the direct or indirect beneficial ownership of fifty-one percent (51%) or more of the outstanding Equity Interests of such Person or (y) the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

7.5           Maintenance of Existence.

Maintain and preserve, and (subject to Section 8.4) cause each other Loan Party to maintain and preserve, (a) its existence, registration and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary, other than, in the case of clause (b), any such jurisdiction where the failure to be qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. For the avoidance of doubt, the Loan Parties are permitted to wind-up, liquidate and terminate the Terminating Entities in accordance with Section 7.13.

7.6           Employee Benefit Plans.

Except to the extent that failure to do so would not be reasonably expected to result in (a) a Material Adverse Effect or (b) liability in excess of $500,000 of any Loan Party, maintain, and cause each other Loan Party to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.7           Environmental Matters.

Maintain procedures to monitor its compliance with Environmental Laws and, except to the extent the failure to do so would not be reasonably expected to result in a Material Adverse Effect, if any release or disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Borrower or any other Loan Party, cause, or direct the applicable Loan Party to cause, the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as is necessary to comply in all material respects with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, except to the extent the failure to do so would not be reasonably expected to result in a Material Adverse Effect, each Loan Party shall, and shall cause each other Loan Party to, comply with each valid foreign, Federal or state judicial or administrative order requiring the performance at any real property by any Borrower or any other Loan Party of activities in response to the release or threatened release of a Hazardous Substance.

7.8           Collateral Access Agreements; Further Assurances.

(a)          Upon Agent’s request, deliver or cause to be delivered to Agent a Collateral Access Agreement with respect to (i) any location leased or owned by any Loan Party or any of their Subsidiaries or at which any Collateral or books or records relating to Collateral are located, in each case, within the Commonwealth of Australia or the United States of America, and (ii) if the fair market value of the Collateral located at such location equals or exceeds $500,000, or if a Default or Event of Default has occurred and is continuing, any location leased or owned by any Loan Party or any of their Subsidiaries or at which any Collateral or books or records relating to Collateral are located, in each case, outside of the Commonwealth of Australia and the United States of America.

(b)          Take, and cause each other Loan Party to take, such actions as are necessary or as Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of each Borrower and each other Loan Party under the Loan Documents are secured by a first priority, perfected Lien in favor of Agent on all of the assets of each Borrower and each other Loan Party (including, without limitation, on all Equity Interests owned by each Loan Party, and, promptly upon the acquisition or creation thereof, on all assets of any Subsidiary of any Loan Party acquired or created after the Closing Date) and guaranteed by all of the Subsidiaries of each Loan Party, other than the Terminating Entities (including, promptly upon the acquisition or creation thereof, any Subsidiary of any Loan Party acquired or created after the Closing Date), in each case including (i) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing (including any of the foregoing necessary to create or perfect a lien under the laws of any jurisdiction in which any Loan Party is organized or formed or any Collateral is located), and (ii) the delivery of certificated securities (if any) and other Collateral with respect to which perfection is obtained by possession.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.9           Compliance with Health Care Laws.

(a)          Without limiting or qualifying Section 7.4 or any other provision of this Agreement, each Loan Party will comply, and will cause each other Loan Party to comply, in all material respects with all applicable Health Care Laws relating to the operation of such Person’s business, except where failure to comply would not reasonably be expected to have a Material Adverse Effect.

(b)          Each Loan Party will maintain, and will cause each other Loan Party to maintain, all records required to be maintained by any Governmental Authority or otherwise under the Health Care Law.

(c)          Each Loan Party will, and will cause each other Loan Party to:

(i)          Keep in full force and effect all Authorizations required to operate such Person’s business under applicable Health Care Laws (including, without limitation, the FDA Authorization) and maintain any other qualifications necessary to conduct, arrange for, administer, provide services in connection with or receive payment for, any clinical research services, except to the extent such failure to keep in full force and effect or maintain would not reasonably be expected to have a Material Adverse Effect.

(ii)         Promptly furnish or cause to be furnished to the Agent, with respect to matters that could reasonably be expected to have a Material Adverse Effect, (i) copies of all (ii) material reports of investigational/inspectional observations issued to and received by the Loan Parties or any of their Subsidiaries, and issued by any Governmental Authority relating to such Person’s business, (iii) copies of all material establishment investigation/inspection reports (including, but not limited to, FDA Form 483’s) issued to and received by Loan Parties or any of their Subsidiaries and issued by any Governmental Authority, and (iv) copies of all material warning and material untitled letters as well as other material documents received by Loan Parties or any of their Subsidiaries from the FDA, DEA or other Governmental Authority relating to or arising out of the conduct applicable to the business of the Loan Parties or any of their Subsidiaries that asserts past or ongoing lack of compliance with the FDCA or any other applicable foreign, federal, state or local law or regulation of similar import and (iv) notice of any material investigation or material audit or similar proceeding by the FDA, the DEA or any other Governmental Authority.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)        Promptly furnish or cause to be furnished to the Agent, with respect to matters that would reasonably be expected to have a Material Adverse Effect, (in such form as may be reasonably required by Agent) copies of all non-privileged, reports, correspondence, pleadings and other communications relating to any matter that could lead to the loss, revocation or suspension (or threatened loss, revocation or suspension) of any material Authorization or of any material qualification of any Loan Party or Subsidiary, provided, that any internal reports to a Person’s compliance “hot line” which are promptly investigated and determined to be without merit need not be reported.

(iv)        Promptly furnish or cause to be furnished to the Agent notice of all material fines or penalties imposed by any Governmental Authority under any Health Care Law against any Loan Party or any of its Subsidiaries.

(v)         Promptly furnish or cause to be furnished to the Agent notice of all material allegations by any Governmental Authority (or any agent thereof) of fraudulent activities of any Loan Party or any of its Subsidiaries in relation to the provision of clinical research or related services.

Notwithstanding anything to the contrary in any Loan Document, no Loan Party or any of its Subsidiaries shall be required to furnish to Agent or any Lender patient-related or other information, the disclosure of which to Agent or such Lender is prohibited by any applicable law.

7.10         Cure of Violations. If there shall occur any breach of Section 7.9, each Loan Party shall take such commercially reasonable action as is necessary to validly challenge or otherwise appropriately respond to such fact, event or circumstance within any timeframe required by applicable Health Care Laws, and shall thereafter diligently pursue the same.

7.11         Tax Sharing Agreements. At Agent’s request, (a) the Loan Parties that are members of a “consolidated group” (as defined in Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) of Australia (as applicable)) shall enter into a valid and binding tax sharing agreement and/or tax funding agreement, and (b) the Loan Parties that are members of a “GST Group” (as defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) of Australia) shall enter into a valid and binding indirect tax sharing agreement, in each case, in form and substance reasonably satisfactory to Agent and copies of which shall be provided to Agent upon request.

7.12         Payment of Debt.

Except as otherwise prescribed in the Loan Documents, each Loan Party shall pay, discharge or otherwise satisfy when due and payable (subject to applicable grace periods and, in the case of trade payables, to ordinary course of payment practices) all of its obligations and liabilities, except when the amount or validity thereof is being contested in good faith by appropriate proceedings and appropriate reserves shall have been made in accordance with GAAP consistently applied.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.13         Covenants Relating to Immaterial Loan Parties and Terminating Entities.

(a)          Agent, the Lenders and the Loan Parties acknowledge and agree that each Specified Loan Party shall be deemed to be an “Immaterial Loan Party” hereunder until such time as (i) such Specified Loan Party acquires assets or other property (other than, in the case of Australian Pharma Services Pty Ltd, the Equity Interests of Veterinary Investigative Services, Inc.) or engages in any active business or activity, or (ii) the Loan Party Agent provides written notice to Agent that the Loan Parties intend to operate such Specified Loan Party as an active entity (an “Activation Notice”), and upon such acquisition by a Specified Loan Party of assets or property or engagement in active business or activity, or receipt by Agent of an Activation Notice with respect to such Specified Loan Party, as applicable, such Specified Loan Party shall automatically and without further notice to or action by any Person, cease to be an Immaterial Loan Party and be deemed to be a Material Loan Party for all purposes hereunder and under the Loan Documents.

(b)          In addition to, and without limitation of, the other provisions of this Agreement and the other Loan Documents, each Loan Party agrees that such Loan Party shall comply with the following covenants with respect to each Terminating Entity at all times during the term of this Agreement, and with respect to each Specified Loan Party until, such time, if ever, that such Specified Loan Party becomes a Material Loan Party pursuant to Section 7.13(a) above, as applicable:

(i)          such Loan Party shall not permit such Terminating Entity or Immaterial Loan Party to, and shall cause such Terminating Entity and Immaterial Loan Party not to, at any time (A) own any assets or property (except, in the case of Parnell Laboratories (Aust) Pty Ltd, the Equity Interests of Parnell Group Pty Ltd, and in the case of Australian Pharma Services Pty Ltd, the Equity Interests of Veterinary Investigative Services, Inc.); (B) engage in any business or activity; or (C) create or acquire any subsidiary or make or own any loan or investment in any Person (except, in the case of Parnell Laboratories (Aust) Pty Ltd, the Equity Interests of Parnell Group Pty Ltd, and in the case of Australian Pharma Services Pty Ltd, the Equity Interests of Veterinary Investigative Services, Inc.);

(ii)         such Loan Party shall not, and not permit any Loan Party or its Subsidiaries to (A) make any loan or advance to, or investment in, such Terminating Entity or Immaterial Loan Party (other than those in existence on the Closing Date); or (B) have any direct or indirect obligation to maintain or preserve the financial condition of such Terminating Entity or Immaterial Loan Party or to cause such Terminating Entity or Immaterial Loan Party to achieve any specified level of operating results;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)        such Loan Party shall cause such Terminating Entity or Immaterial Loan Party to (A) maintain its books and records and its accounts separate from those of each Material Loan Party and to maintain its financial and other books and records showing its assets and liabilities separate and apart from those of the Material Loan Parties; (B) observe all corporate and other formalities required by its organizational documents and applicable law; (C) conduct its businesses in its own name and (D) generally hold itself as an entity separate from the Material Loan Parties;

(iv)        such Loan Party shall not permit Parnell Laboratories (Aust) Pty Ltd to, and shall cause Parnell Laboratories (Aust) Pty Ltd not to, come out of administration under the Corporations Act for any reason other than for the liquidation of Parnell Laboratories (Aust) Pty Ltd; and

(v)         such Loan Party shall not permit Parnell Laboratories (Aust) Pty Ltd or Parnell Group Pty Ltd to, and shall cause Parnell Laboratories (Aust) Pty Ltd and Parnell Group Pty Ltd not to, engage in activities that would result in income tax liability under the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) of Australia (as applicable), or GST liability under A New Tax System (Goods and Services Tax) Act 1999 (Cth) of Australia; and

(vi)        such Loan Party may cause or permit the winding-up, liquidation and termination of the Terminating Entities only so long as the assets of the Terminating Entities, if any, are transferred to Material Loan Parties upon such liquidation and termination.

7.14         Post-Closing Obligations.

The Loan Parties shall comply with each requirement set forth on Schedule 7.14 on or before the date referred to therein (or within such longer period as Agent may agree at its sole option) with respect to such requirement.

7.15         Elanco Contract.

The Loan Parties shall comply with the requirements set forth in Section 2.3 of the Elanco Contract.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 8	NEGATIVE COVENANTS.

Until all Obligations have been Paid in Full, each Loan Party agrees that, unless Agent and Lenders have expressly agreed otherwise in accordance with Section 11.1, such Loan Party shall:

8.1         Debt.

Not, and not permit any other Loan Party to, create, incur, assume or suffer to exist any Debt, except:

(a)          Obligations under this Agreement and the other Loan Documents;

(b)          Debt secured by Liens permitted by Section 8.2(b) or Section 8.2(e);

(c)          (i) Debt arising under Capital Leases of equipment, (ii) purchase money Debt incurred for the purpose of financing all or any part of the cost of acquiring or improving equipment; provided that such Debt does not exceed the fair market value of the equipment so acquired or of the improvements so financed, (iii) obligations to pay all or part of the purchase price of property purchased in the ordinary course of business, provided that the purchase price is paid within 90 days of supply (or such longer period for payment without interest accruing agreed between the supplier and the purchaser) and (iv) extensions, renewals and refinancings of Debt described in clauses (i), (ii) and (iii), provided that the aggregate amount of all such Debt permitted under this Section 8.1(c) at any time outstanding shall not exceed $2,000,000. As of the Closing Date, all Debt of the Loan Parties of the type permitted by this Section 8.1(c) is set forth in item 1 of Schedule 8.1;

(d)          Debt with respect to any Hedging Obligation consisting of a currency swap arrangement incurred in the ordinary course of business consistent with past practice;

(e)          Debt (i) arising from customary agreements for indemnification related to sales of goods, licensing of intellectual property or adjustment of purchase price or similar obligations in any case incurred in connection with the acquisition or disposition of any business or assets permitted by this Agreement, (ii) representing deferred compensation to employees of any Loan Party incurred in the ordinary course of business and (iii) representing customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business;

(f)          Debt with respect to cash management obligations and other Debt in respect of automatic clearing house arrangements, netting services, overdraft protection and similar arrangements, in each case incurred in the ordinary course of business;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)          (A) Debt arising under the 2013 Bonds, so long as such Debt is (1) in an aggregate principal amount not to exceed $4,300,000 at any time and (2) subject to the provisions of the Deed of Priority and (B) subject to the restrictions set forth in Section 8.12, obligations under the Revenue Sharing Deed; and

(h)          Debt existing as of the Closing Date and described on Schedule 8.1, and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased, neither the final maturity nor the weighted average life to maturity of such Debt is decreased, if such Debt is subordinated to the Obligations, such Debt remains so subordinated to the Obligations on terms no less favorable to Agent and Lenders, and the original obligors in respect of such Debt remain the only obligors thereon.

8.2         Liens.

Not, and not permit any other Loan Party to, create or permit or suffer to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired) or attempt or agree to do so, except:

(a)          Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and with respect to which no execution or other enforcement has occurred;

(b)          Liens (i) of carriers, warehousemen, mechanics, landlords and materialmen and other similar Liens imposed by law, and (ii) incurred in connection with worker’s compensation, unemployment compensation and other types of social security or in connection with surety bonds, bids, tenders, performance bonds, trade contracts, licenses, statutory obligations and similar obligations, in the case of each of clauses (i) and (ii), solely to the extent (x) arising in the ordinary course of business, (y) not securing Debt for borrowed money or the deferred purchase price of property or services, and (z) securing sums that are not overdue or that are being diligently contested in good faith by appropriate proceedings and for which the Loan Parties maintain adequate reserves in accordance with GAAP and with respect to which no execution or other enforcement has occurred;

(c)          Reserved;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          (i) Liens securing Capital Leases of equipment, to the extent the Debt arising under such Capital Lease is permitted by Section 8.1(c) and such Lien attaches only to the property being leased, (ii) Liens securing purchase money Debt permitted by Section 8.1(c), provided that any such Lien attaches to the property acquired or improved within 90 days of such acquisition or improvement and attaches solely to the property so acquired or improved, (iii) a security interest in personal property in favor of a seller of such personal property to a Loan Party, to the extent that it secures the obligation to pay all or part of the purchase price of that property, so long as such property is purchased in the ordinary course of the Loan Party’s business, the purchase price is paid within 90 days of supply (or such longer period for payment without interest accruing agreed between the supplier and the purchaser) and the security interest attaches solely to the property so acquired and (iv) the replacement, extension or renewal of a Lien permitted by one of the foregoing clauses (i), (ii) or (iii) in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby to the extent permitted by Section 8.1(c). As of the Closing Date, any Lien of the type permitted by this Section 8.2(d) that encumbers any of the Loan Parties’ assets is set forth on Schedule 8.2;

(e)          Liens relating to litigation bonds and attachments, appeal bonds, judgments and other similar Liens arising in connection with any judgment or award that is not an Event of Default hereunder;

(f)          With respect to real property interests, easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any Loan Party;

(g)          Liens arising under the Loan Documents;

(h)          any interest or title of a licensor, sublicensor, lessor or sublessor under any license, lease, sublicense or sublease agreement permitted by this Agreement, to the extent limited to the item licensed or leased;

(i)          (i) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) customary set off rights of deposit banks with respect to deposit accounts maintained at such deposit banks or which are contained in standard agreements for the opening of an account with a bank;

(j)          Liens arising from precautionary filings of financing statements under the Uniform Commercial Code or similar legislation of any applicable jurisdiction in respect of operating leases permitted hereunder and entered into by a Loan Party in the ordinary course of business;

(k)          in respect of an Australian Loan Party, a deemed security interest under section 12(3) of the PPSA which does not secure payment or performance of an obligation;

(l)          Liens incurred with respect to any Hedging Obligation consisting of a currency swap arrangement incurred in the ordinary course of business consistent with past practice;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(m)          Liens securing the 2013 Bonds, so long as such Debt is (i) in an aggregate principal amount not to exceed $4,300,000 at any time and (ii) subject to the provisions of the Deed of Priority; and

(n)          Liens to secure obligations of a Loan Party to another Loan Party.

8.3         Dividends; Redemption of Equity Interests.

Not (a) declare, pay or make any dividend or distribution or other amount of money or assets (whether as fees, profits or interest or by way of a redemption repayment or return of capital) in respect of any Equity Interests or other securities or ownership interests, (b) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any Equity Interests or other securities or interests or of any options to purchase or acquire any of the foregoing, (c) otherwise make any payments, dividends or distributions to any member, manager, managing member, stockholder, director or other equity owner in such Person’s capacity as such, or (d) make any payment of any management, service or related or similar fee to any Affiliate or holder of Equity Interests of any Loan Party, other than (i) in accordance with Section 8.7 hereof and (ii) on or after January 1, 2017, dividends or distributions to the holders of the Equity Interests of the Loan Parties, if all of the following conditions are met: (A) no Event of Default exists at the time of such dividend or distribution or would result from the making of such dividend or distribution, and (B) the Borrowers shall have delivered to Agent a Compliance Certificate evidencing that (1) the Current Ratio, determined as of the last day of the most recent period for which financial statements have been delivered to Agent, is (x) prior to the making of such proposed dividend or distribution, not less than 2.50 to 1.00, and (y) on a pro forma basis after giving effect to such proposed dividend or distribution, as if such dividend or distribution had been made on the last day of such period, not less than 2.00 to 1.00, and (2) the Aggregate Revenue, determined for the most recently ended twelve consecutive month period for which financial statements have been delivered to the Agent, on a pro forma basis as if such proposed dividend or distribution had been made on the last day of such period, is not less than $***

8.4         Mergers; Consolidations; Asset Sales.

(a)          Not, and not permit any other Loan Party to, be a party to any merger or consolidation, unless agreed to by Agent in its sole discretion.

(b)          Not, and not permit any other Loan Party to, sell, transfer, dispose of, convey or lease any of its assets, or sell or assign with or without recourse any receivables except for (i) sales, transfers, destruction or other disposition of inventory or obsolete or worn-out assets in the ordinary course of business and sales and dispositions of assets (excluding any Equity Interests owned by any Loan Party, the Property, the Hormone Program and the Zydax Product) for at least fair market value so long as the net book value of all assets sold or otherwise disposed of does not exceed $*** in any Fiscal Year and $*** in any period of three consecutive Fiscal Years, (ii) sales and dispositions to Loan Parties, (iii) leases, licenses, subleases and sublicenses entered into in the ordinary course of business, (iv) sales and exchanges of Cash Equivalent Investments to the extent otherwise permitted hereunder, (v) Liens expressly permitted under Section 8.2 and transactions expressly permitted by Section 8.4(a) or 8.10, (vi) dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of the Loan Parties, are not material to the conduct of the business of the Loan Parties, (vii) a cancellation of any intercompany Debt among the Loan Parties, (viii) a disposition which constitutes an insured event or pursuant to a condemnation, “eminent domain” or similar proceeding, (ix) sales and dispositions among Loan Parties, and (x) exchanges of existing equipment for new equipment that is substantially similar to the equipment being exchanged and that has a value equal to or greater than the equipment being exchanged.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          Not, and not permit any other Loan Party to (a) issue any Equity Interests if a Change of Control (other than a Permitted Transfer or an Initial Public Offering) would result from such issuance, or (b) issue any Disqualified Equity Interests.

8.5         Modification of Organizational Documents.

Not permit the charter, constitution, by-laws or other organizational documents of any Borrower or any other Loan Party to be amended or modified in a manner that is adverse to the interests of Agent or any Lender; provided that, in any event, the Loan Parties shall provide notice to Agent of any amendment or modification to the charter, constitution, by-laws or other organizational documents of any Loan Party.

8.6         Use of Proceeds.

Use the proceeds of the Loan solely for paying Prior Debt, for fees and expenses related to the negotiation, execution, delivery and closing of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby and for other general business purposes of U.S. Borrower, Australian Borrower and their respective Subsidiaries, and not use any proceeds of any Loan or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

8.7         Transactions with Affiliates.

Not, and not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates, which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates, other than (i) payments and other transactions expressly permitted pursuant to Section 8.3, (ii) reasonable compensation and indemnities to, benefits for, reimbursement of expenses of, and employment arrangements with, officers, employees and directors in the ordinary course of business, (iii) transactions among Loan Parties and (iv) transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 8.7.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.8         Inconsistent Agreements.

Not, and not permit any other Loan Party to, enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by any Borrower hereunder or by the performance by any Borrower or any other Loan Party of any of its Obligations hereunder or under any other Loan Document, (b) prohibit any Borrower or any other Loan Party from granting to Agent and Lenders a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Loan Party to (i) pay dividends or make other distributions to Australian Borrower or any other Loan Party, or pay any Debt owed to any other Loan Party, (ii) make loans or advances to any other Loan Party or (iii) transfer any of its assets or properties to any other Loan Party, other than, in the cases of clauses (b) and (c), (A) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and leases and licenses, in each case, permitted by this Agreement, if such restrictions or conditions apply only to the property or assets securing such Debt or the property leased or licensed, (B) customary provisions in leases and other contracts restricting the assignment thereof, (C) restrictions and conditions imposed by law, (D) those arising under any Loan Document and (E) customary provisions in contracts for the disposition of any assets, but only to the extent that the restrictions in such contract apply to the assets or Subsidiary that is to be disposed of and such disposition is permitted by this Agreement.

8.9         Business Activities.

Not, and not permit any other Loan Party to, engage in any line of business other than the businesses engaged in on the Closing Date and businesses reasonably related thereto. Not, and not permit any other Loan Party to, issue any Equity Interest other than (a) any issuance of any Loan Party’s equity securities pursuant to any employee or director option or stock purchase program, benefit plan or compensation program, but excluding the issuance of any equity securities that require any cash dividends or other cash distributions to be made prior to the Obligations being Paid in Full, (b) any issuance by a Subsidiary to any Loan Party in accordance with Section 8.3 or Section 8.10, (c) any issuance permitted by Section 8.4(c) or (d) any issuance of directors’ qualifying shares as required by applicable law.

8.10       Investments.

Not, and not permit any other Loan Party to, make or permit to exist any Investment in any other Person, except the following:

(a)          contributions by any Loan Party to the capital of any Wholly-Owned Subsidiary of such Loan Party, so long as the recipient of any such contribution has become a Loan Party hereunder and, without limitation, guaranteed the Obligations and such guaranty is secured by a pledge of all of its Equity Interests and substantially all of its real and personal property, in each case in accordance with Section 7.8;

(b)          Cash Equivalent Investments;

(c)          bank deposits in the ordinary course of business;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          Investments existing as of the Closing Date and listed on Schedule 8.10;

(e)          any purchase or other acquisition by any Loan Party of the assets or Equity Interests of any other Loan Party;

(f)          transactions among Loan Parties permitted by Section 8.4;

(g)          Hedging Obligations permitted under Section 8.1(d); and

(h)          advances given to employees and directors in the ordinary course of business not to exceed $*** in the aggregate outstanding at any time;

(i)          lease, utility and other similar deposits made in the ordinary course of business and trade credit extended in the ordinary course of business; and

(j)          Investments consisting of the non-cash portion of the consideration received in respect of Dispositions permitted hereunder.

8.11      Certain Restrictions relating to Certain Documents.

(a)          Not amend or otherwise modify, or waive any rights under any provisions of (i) any Subordinated Debt (except that the terms of any Subordinated Debt may be amended, modified or otherwise waived to the extent permitted under any subordination agreements entered into by Agent in relation thereto), (ii) without limitation of clause (i), the terms or provisions of the 2013 Bonds or any documentation related thereto (except that the terms of such 2013 Bonds or related documentation may be amended, modified or otherwise waived to the extent permitted under the Deed of Priority), or (iii) any of the Material Contracts (or any replacements thereof) set forth on Schedule 8.11 hereto (as such schedule may be updated by Agent from time to time to include any material contracts, licenses, agreements or similar arrangements in addition to those described on such Schedule as of the Closing Date that are entered into by a Loan Party from time to time after the Closing Date).

(b)          Not make any payment or prepayment with respect to, or any redemption of or acquisition for value (including, without limitation, by way of depositing money or securities for the purpose of paying when due) of,

(i)          the 2013 Bonds, provided that:

(A)         the Loan Parties may pay accrued interest due but unpaid in accordance with clause 3 (Interest) of the 2013 Bond Conditions so long as all of the following conditions are met: (1) no Default or Event of Default exists at the time of such payment or would result from the making of such payment and (2) such payment is permitted by the Deed of Priority; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B)         the Loan Parties may pay a portion of the outstanding Debt under the 2013 Bonds (up to the full amount thereof) at or after the maturity thereof so long as all of the following conditions are met: (1) no Default or Event of Default exists at the time of such payment or would result from the making of such payment, (2) the Borrowers shall have delivered to Agent a Compliance Certificate evidencing that the Current Ratio (calculated for this purpose by including the 2013 Bonds in the denominator thereof as current liabilities) is (x) as of December 31, 2014 and each subsequent day occurring prior to such proposed payment, not less than 1.25 to 1.00, and (y) on a pro forma basis after giving effect to such proposed payment, not less than 1.25 to1.00, and (3) such payment is permitted by the Deed of Priority; or

(ii)         any Subordinated Debt, except as permitted by any subordination agreement entered into by Agent in relation thereto.

8.12      Restrictions relating to Revenue Sharing Deed.

Not, and not permit any other Loan Party to:

(a)          create or permit or suffer to exist any Lien to secure any obligation or liability under the Revenue Sharing Deed or any related documentation on any real or personal properties of any Loan Party, or any assets or rights of whatsoever nature of any Loan Party (whether now owned or hereafter acquired), or attempt or agree to do so;

(b)          amend or otherwise modify, or waive any rights under any provisions of, the Revenue Sharing Deed or any documentation related thereto;

(c)          make any payment under or with respect to the Revenue Sharing Deed or any related documents, or any redemption of or acquisition for value (including, without limitation, by way of depositing money or securities for the purpose of paying when due) of the obligations and liabilities under the Revenue Sharing Deed or any related documents, provided that:

(i)          the Loan Parties may make regularly scheduled payments of the Revenue Share (as defined in the Revenue Sharing Deed) pursuant to Section 5.2 of the Revenue Sharing Deed, so long as no Default or Event of Default exists at the time of such payment or would result from the making of such payment;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)         The Loan Parties may exercise the option under Section 6 of the Revenue Sharing Deed to redeem the Revenue Share by payment of the Early Redemption Fee (as defined under the Revenue Sharing Deed) on or after January 1, 2017, if all of the following conditions are met: (A) no Default or Event of Default exists at the time of such exercise or the payment of the Early Redemption Fee or would result from such exercise or the making of such payment, and (B) the Borrowers shall have delivered to Agent a Compliance Certificate evidencing that (1) the Current Ratio, determined as of the last day of the most recent period for which financial statements have been delivered to Agent, is (x) prior to the making of such proposed payment, not less than *** and (y) on a pro forma basis after giving effect to such proposed payment, as if such payment had been made on the last day of such period, not less than *** and (2) the Aggregate Revenue, determined for the most recently ended twelve consecutive month period for which financial statements have been delivered to the Agent, on a pro forma basis as if such proposed payment had been made on the last day of such period, is not less than ***; and

(iii)        If PFG (or its successor under the Revenue Sharing Deed) exercises the Control Put Right (as defined in the Revenue Sharing Deed) in connection with a transaction that does not require prepayment under Section 2.8.1(c) hereof, the Loan Parties may pay the Put Amount (as defined in the Revenue Sharing Deed) pursuant to Section 8.3 of the Revenue Sharing Deed, so long as all of the following conditions are met: (A) no Default or Event of Default exists at the time of such payment or would result from the making of such payment, and (B) the Borrowers shall have delivered to Agent a Compliance Certificate evidencing that the Current Ratio and Aggregate Revenue are, on a pro forma basis after giving effect to such proposed payment, in compliance with Section 8.13.

8.13       Financial Covenants.

8.13.1         Current Ratio. Not permit the Current Ratio at any time to be less than 1.25 to 1.00.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.13.2         Minimum Net Sales. Not permit the Aggregate Revenue for the twelve consecutive month period ending on the last Business Day of any Fiscal Quarter to be less than the applicable amount set forth below for such period:

Period	Minimum LTM Aggregate Revenue (in millions of Dollars)

Q1 2014	$8,000,000

Q2 2014	$7,000,000

Q3 2014	$9,000,000

Q4 2014	$11,500,000

Q1 2015	$12,500,000

Q2 2015	$13,000,000

Q3 2015	$13,500,000

Q4 2015	$14,000,000

Q1 2016	$14,500,000

Q2 2016	$15,000,000

Q3 2016	$15,300,000

Q4 2016	$15,500,000

Q1 2017	$15,700,000

Q2 2017	$15,800,000

Q3 2017	$15,900,000

Q4 2017 and each subsequent Fiscal Quarter	$16,000,000

8.13.3         Employee Priority Liabilities. Not permit the Employee Priority Liabilities at any time to exceed seventy percent (70%) of the fair market value of the Loan Parties’ Inventory at that time.

8.14       Deposit Accounts.

(a)          On or prior to March 23, 2014 (or within such longer period as Agent may agree at its sole option), (i) U.S. Borrower shall (A) open a checking account in U.S. Borrower’s name at a bank or depository institution acceptable to Agent at its sole option (the “Collection Account”) and (B) deliver to Agent an Account Control Agreement with respect to the Collection Account, in form and substance satisfactory to Agent and duly executed by the applicable bank or depository institution and U.S. Borrower, and (ii) each U.S. Loan Party shall establish a standing instruction (which shall not be modified without Agent’s prior written consent) to each bank or depository institution at which such U.S. Loan Party maintains any Deposit Account in the United States, that the amount of the available balance in excess of $*** in each Deposit Account maintained by such U.S. Loan Party in the United States (other than an Exempt Account or the Collection Account) shall be swept on a daily basis to the Collection Account.

90

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          After the occurrence and during the continuation of an Event of Default, (i) at Agent’s request, each U.S. Loan Party shall cause each Deposit Account (other than Exempt Accounts) held by such U.S. Loan Party in the United States to become subject to an Account Control Agreement in form and substance satisfactory to Agent and duly executed by the applicable bank or depository institution and the applicable U.S. Loan Party, and (ii) Agent may exercise full dominion over any Deposit Account held by any U.S. Loan Party (including, without limitation, the Collection Account) and cause all amounts on deposit in any such Deposit Account to be swept to an account designated by Agent.

(c)          Each Loan Party shall not, and shall not permit any other Loan Party to, without the prior written consent of Agent, maintain or establish any Deposit Accounts other than (i) the Collection Account in accordance with Section 8.14(a), (ii) Exempt Accounts and (iii) the Deposit Accounts set forth on Schedule 8.14 (which Deposit Accounts constitute all of the Deposit Accounts, securities accounts or other similar accounts maintained by the Loan Parties as of the Closing Date).

8.15       Subsidiaries, partnerships and joint ventures.

Not, and not permit any other Loan Party to, establish or acquire any Subsidiary, other than the Subsidiaries existing on the Closing Date and described in items 1 and 2 of Schedule 8.10, or enter into any partnership or joint venture.

8.16       Food and Drug Matters.

To the extent that any of the following would reasonably be expected to result in a Material Adverse Effect, not, and not permit any other Loan Party to, (i) conduct any clinical studies in the United States or sponsor the conduct of any clinical research in the United States, (ii) introduce into commercial distribution any FDA Products which are, upon their shipment, adulterated or misbranded in violation of 21 U.S.C. § 331, (iii) make, and use commercially reasonable efforts to not permit any officer, employee or agent of any Loan Party to make, any untrue statement of material fact or fraudulent statement to the FDA or any other Governmental Authority; fail to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority; or commit a material act, make a material statement, or fail to make a statement that could reasonably be expected to provide the basis for the FDA or any other Governmental Authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” as set forth in 56 Fed. Reg. 46191 (September 10, 1991), or (iv) incur any material liability (whether actual or contingent) for failure to comply with any FDA Law and Regulation.

91

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.17       Name; Permits; Dissolution; Insurance Policies; Disposition of Collateral; Taxes; Trade Names.

Not, and not permit any other Loan Party to (a) change its jurisdiction of organization or change its corporate name without thirty (30) calendar days prior written notice to Agent, (b) amend, alter, suspend, terminate or make provisional in any material way, any Permit, the suspension, amendment, alteration or termination of which could reasonably be expected to be, have or result in a Material Adverse Effect without the prior written consent of Required Lenders, (c) wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking or that would result in any of the foregoing; provided that, for the avoidance of doubt, the Loan Parties are permitted to wind-up, liquidate and terminate the Terminating Entities in accordance with Section 7.13, (d) amend, modify, restate or change any insurance policy in a manner adverse to Agent or Lenders, (e) engage, directly or indirectly, in any business other than as set forth herein, (f) change its federal tax employer identification number or similar tax identification number under the relevant jurisdiction or establish new or additional trade names without providing not less than thirty (30) days advance written notice to Agent, (g) revoke, alter or amend any Tax Information Authorization (on IRS Form 8821 or otherwise) or other similar authorization mandated by the relevant Government Authority given to any Lender or (h) certificate, or cause to have certificated, any equity ownership interest that is not evidenced by a certificate as of the Closing Date that is Collateral subject to this Agreement, without Required Lenders’ prior written consent.

8.18       Truth of Statements.

Not, and not permit any other Loan Party to, furnish to Agent or any Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

SECTION 9	EVENTS OF DEFAULT; REMEDIES.

9.1         Events of Default.

Each of the following shall constitute an Event of Default under this Agreement:

9.1.1           Non-Payment of Credit. Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five (5) Business Days, in the payment when due of any interest, fee, or other amount (including, without limitation, any amount of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium or any other fees, costs, indemnifications or reimbursements, or the payment of any Revenue-Based Payment (including the application thereof to the Revenue-Based Premium)) payable by any Loan Party hereunder or under any other Loan Document.

92

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.1.2           Default Under Other Debt. Any breach or default shall occur under (a) the Esanda Lease, (b) the 2013 Bonds or any related documentation or (c) the terms applicable to any Debt of any Loan Party (excluding the Obligations) in an aggregate principal amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $250,000 and such default shall (i) consist of the failure to pay such Debt when due (after giving effect to applicable grace periods), whether by acceleration or otherwise, or (ii) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Borrower or any other Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

9.1.3           Bankruptcy; Insolvency.

(a)          Any Material Loan Party shall (i) be unable to pay its debts generally as they become due, (ii) file an assignment or have filed against it a petition under any insolvency statute, (iii) make a general assignment for the benefit of its creditors, (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property or shall otherwise be dissolved or liquidated, or (v) make an application or commence a proceeding seeking reorganization or liquidation or similar relief under any Debtor Relief Law or any other applicable law or an Insolvency Event occurs with respect to an Australian Loan Party; or

(b)          (i) a court of competent jurisdiction shall (A) enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Material Loan Party or the whole or any substantial part of any Material Loan Party’s properties, which shall continue unstayed and in effect for a period of thirty (30) calendar days, (B) approve a petition or claim filed against any Material Loan Party seeking reorganization, liquidation or similar relief under the any Debtor Relief Law or any other applicable law, which is not dismissed within thirty (30) calendar days or, (C) under the provisions of any Debtor Relief Law or other applicable law or statute, assume custody or control of any Material Loan Party or of the whole or any substantial part of any Material Loan Party’s properties, which is not irrevocably relinquished within thirty (30) calendar days, or (ii) there is commenced against any Material Loan Party any proceeding or petition seeking reorganization, liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute, which (A) is not unconditionally dismissed within thirty (30) calendar days after the date of commencement, or (B) with respect to which any Material Loan Party takes any action to indicate its approval of or consent.

9.1.4           Non-Compliance with Loan Documents.

(a)          Failure by any Loan Party to comply with or to perform any covenant set forth in Section 8; or (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document applicable to it (and not constituting an Event of Default under any other provision of this Section 9) and continuance of such failure described in this clause (b) for 20 Business Days after the earlier of the date any Loan Party becomes (or should after diligent inquiry become) aware of such failure or notice thereof to any Loan Party from Agent or any Lender.

93

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.1.5           Representations; Warranties. Any representation or warranty made or re-made by any Loan Party herein or any other Loan Document is false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

9.1.6           Pension Plans.

(a)          Institution of any steps by any Person to terminate a Pension Plan if as a result of such termination any Loan Party or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $500,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA securing obligations in excess of $500,000; or (c) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Borrower or any other Loan Party or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $500,000.

9.1.7           Judgments. Final judgments which exceed an aggregate of $250,000 (to the extent not adequately covered by insurance as to which the insurance company has not disclaimed liability) shall be rendered against any Loan Party and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within thirty (30) days after entry or filing of such judgments.

9.1.8           Invalidity of Loan Documents or Liens.

(a)          All or a provision of any Loan Document shall cease to be in full force and effect other than in accordance with its express terms; (b) any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Loan Document; (c) any Lien created pursuant to any Loan Document ceases to constitute a valid first priority perfected Lien on any material portion of the Collateral in accordance with the terms thereof, or Agent ceases to have a valid perfected first priority security interest in any material portion of the Collateral pledged to Agent, for the benefit of Lenders, pursuant to the Collateral Documents or (d) it becomes impossible or unlawful for a Loan Party to perform a material obligation under a Loan Document.

94

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.1.9           Invalidity of Subordination Provisions. (i) Any provision of the Deed of Priority, or any subordination provision in any other subordination agreement that relates to any Subordinated Debt, or (ii) any subordination provision in any document or instrument governing the 2013 Bonds, or in any document or instrument governing any Subordinated Debt, or (iii) any subordination provision in any guaranty by any Loan Party of the 2013 Bonds or any other Subordinated Debt, shall cease to be in full force and effect other than as a result of any payment of the 2013 Bonds or such other Subordinated Debt permitted hereunder, or any Loan Party shall contest in any manner the validity, binding nature or enforceability of any such provision.

9.1.10         Revenue Sharing Deed. (a) Any breach or default shall occur under the Revenue Sharing Deed or any related documentation, (b) any event giving PFG (or any successor thereto under the Revenue Sharing Deed) the right to terminate the Revenue Sharing Deed shall occur or (c) any Value Event (as defined in the Revenue Sharing Deed) shall occur;

9.1.11         Material Adverse Effect. Any Material Adverse Effect shall occur or otherwise be in existence, and the underlying event constituting such Material Adverse Effect is not rectified or does not cease within 20 Business Days after the earlier of the date any Loan Party becomes (or should after diligent inquiry become) aware of such reason or notice thereof to any Loan Party from Agent or any Lender, as applicable.

9.1.12         Revenue-Based Payments. If, at maturity of the Loans, the sum of (x) the aggregate payments actually made in cash to all Lenders on or prior to such date in respect of the principal amount of the Loans, plus (y) without duplication of clause (x), all Revenue-Based Payments actually made in cash to all Lenders on or prior to such date (excluding, for the avoidance of doubt, in the case of clauses (x) and (y), any amounts paid in respect of the Origination Fee, the Change of Control Prepayment Fee, the Prepayment Fee, the Exit Fee, the Default Premium and any other fees, costs, indemnifications or reimbursements), shall be less than the Maximum Total Revenue-Based Payment.

9.2         Remedies.

(a)          If any Event of Default shall occur and be continuing, Agent may, and upon the written request of Required Lenders shall, declare:

(i)          the Revenue-Based Premium (calculated as of the date of such Event of Default) to be immediately due and payable; and

(ii)         all or any part of the principal amount of the Loan and all other Obligations to be due and payable;

whereupon the Revenue-Based Premium, the principal amount of the Loan and all other Obligations shall become immediately due and payable (in whole or in part, as applicable), all without presentment, demand, protest or notice of any kind. Agent shall use commercially reasonable efforts to promptly advise Australian Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, if any Event of Default described in Section 9.1.3 shall occur, the Revenue-Based Premium (calculated as of the date of such Event of Default), the principal amount of the Loan and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind.

95

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          In addition to the acceleration provisions set forth in Section 9.2(a) above, upon the occurrence and continuation of an Event of Default, Agent may (or shall at the request of Required Lenders) exercise any and all rights, options and remedies provided for in any Loan Document, under the Uniform Commercial Code, any other applicable foreign or domestic laws or otherwise at law or in equity, including, without limitation, the right to (i) apply any property of any Loan Party held by Agent and/or any Reserve to reduce the Obligations, (ii) foreclose the Liens created under the Loan Documents, (iii) realize upon, take possession of and/or sell any Collateral or securities pledged, with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as any Loan Party might exercise, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral and/or pledged securities are located, or render any of the foregoing unusable or dispose of the Collateral and/or pledged securities on such premises without any liability for rent, storage, utilities, or other sums, and no Loan Party shall resist or interfere with such action, (vii) at the Loan Parties’ expense, require that all or any part of the Collateral be assembled and made available to Agent, for the benefit of Lenders, or Required Lenders at any place designated by Required Lenders in their sole discretion and/or relinquish or abandon any Collateral or securities pledged or any Lien thereon.

(c)          The enumeration of any rights and remedies in any Loan Document is not intended to be exhaustive, and all rights and remedies of Agent and Lenders described in any Loan Document are cumulative and are not alternative to or exclusive of any other rights or remedies which Agent and Lenders otherwise may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

SECTION 10	AGENT.

10.1       Appointment; Authorization.

Each Lender hereby irrevocably appoints, designates and authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.

96

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.2       Delegation of Duties.

Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

10.3       Limited Liability.

None of Agent or any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct as determined by a final order of a court of competent jurisdiction), or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Loan Party or Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of any Loan Party or any other party to any Loan Document to perform its Obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or Affiliate of any Loan Party.

10.4       Reliance.

Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Required Lenders (or all Lenders if expressly required hereunder) as it deems appropriate and, if it so requests, confirmation from Lenders of their obligation to indemnify Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of Required Lenders (or all Lenders if expressly required hereunder) and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender.

97

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.5       Notice of Default.

Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Default and stating that such notice is a “notice of default”. Agent will notify Lenders of its receipt of any such notice or any such default in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders. Agent shall take such action with respect to such Event of Default or Default as may be requested by Required Lenders in accordance with Section 9.2; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Default as it shall deem advisable or in the best interest of Lenders.

10.6       Credit Decision.

Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any review of the affairs of any Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and each other Loan Party, and made its own decision to enter into this Agreement and to extend credit to Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Loan Party which may come into the possession of Agent.

10.7       Indemnification.

Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify upon demand Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Loan Parties and without limiting the obligation of any Loan Party to do so), based on such Lender’s Pro Rata Term Loan Share, from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs, except to the extent any thereof result from the applicable Person’s own gross negligence or willful misconduct, as determined by a final order of a court of competent jurisdiction. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Legal Costs) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section 10.7 shall survive repayment of the Loan, cancellation of the Notes, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of Agent.

98

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.8       Agent Individually.

SWK and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Loan Party and any Affiliate of any Loan Party as though SWK were not Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, SWK or its Affiliates may receive information regarding Loan Parties or their Affiliates (including information that may be subject to confidentiality obligations in favor of any such Loan Party or such Affiliate) and acknowledges that Agent shall be under no obligation to provide such information to any Lender. With respect to their Loan (if any), SWK and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though SWK were not Agent, and the terms “Lender” and “Lenders” include SWK and its Affiliates, to the extent applicable, in their individual capacities.

10.9       Successor Agent.

Agent may resign as Agent at any time upon 30 days’ prior notice to Lenders and Australian Borrower (unless during the existence of an Event of Default such notice is waived by Required Lenders). If Agent resigns under this Agreement, Required Lenders shall, with (so long as no Event of Default exists) the consent of Australian Borrower (which shall not be unreasonably withheld, conditioned or delayed), appoint a commercial bank or other financial institution in the business of making or syndicating commercial loans as successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, on behalf of Lenders after consulting with Required Lenders and (so long as no Event of Default exists) Borrower, a commercial bank or other financial institution in the business of making or syndicating commercial loans successor agent. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent becomes effective, the provisions of this Section 10 and Sections 11.4 and 11.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above; provided that in the case of any collateral security held by Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue so to hold such collateral security until such time as a successor Agent is appointed and the provisions of this Section 10 and Sections 11.4 and 11.5 shall continue to inure to its benefit so long as retiring Agent shall continue to so hold such collateral security. Upon the acceptance of a successor’s appointment as Agent hereunder, the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents in respect of the Collateral.

99

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.10     Collateral and Guarantee Matters.

Lenders irrevocably authorize Agent, at its option and in its discretion, (a) to release any Lien granted to or held by Agent under any Collateral Document (i) when all Obligations have been Paid in Full; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted hereunder (including by consent, waiver or amendment and it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of Australian Borrower as to the sale or other disposition of property being made in compliance with this Agreement); or (iii) subject to Section 11.1, if approved, authorized or ratified in writing by Required Lenders; (b) notwithstanding Section 11.1(a)(ii) hereof, to release any party from its guaranty under the Collateral Agreement (i) when all Obligations have been Paid in Full or (ii) if such party was sold or is to be sold or disposed of as part of or in connection with any disposition permitted hereunder (including by consent, waiver or amendment and it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of Australian Borrower as to the sale or other disposition being made in compliance with this Agreement); or (c) to subordinate its interest in any Collateral to any holder of a Lien on such Collateral which is permitted by Section 8.2(d) (it being understood that Agent may conclusively rely on a certificate from Australian Borrower in determining whether the Debt secured by any such Lien is permitted by Section 8.1(c)). Upon request by Agent at any time, Lenders will confirm in writing Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral, or Guarantors, pursuant to this Section 10.10.

Agent shall release any Lien granted to or held by Agent under any Collateral Document (i) when all Obligations have been Paid in Full, (ii) in respect of property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted hereunder (it being agreed and understood that (x) to the extent that the terms “sold” or “disposed of” or terms correlative thereto include or are deemed to include any lease, license or other transfer pursuant to which any right, title or interest in the applicable asset is retained by any Loan Party (including any transfer of any asset from a Loan Party to another Loan Party), such Lien on such retained right, title or interest is not required to be released in connection with such permitted sale or disposition unless approved in accordance with this Section 10.10 and Section 11.1 and (y) Agent may conclusively rely without further inquiry on a certificate of an officer of any Loan Party as to the sale or other disposition of property being made in compliance with this Agreement) or (iii) subject to Section 11.1, if directed to do so in writing by Required Lenders.

In furtherance of the foregoing, Agent agrees to execute and deliver to Australian Borrower, at the Loan Parties’ expense, such termination and release documentation as the Loan Parties may reasonably request (which shall in any event provide that any transfer by Agent shall be without recourse and without representation or warranty of any kind, express or implied) to evidence a Lien release that occurs pursuant to terms of this Section 10.10.

100

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.11     Subordinated Debt.

Each Lender hereby irrevocably appoints, designates and authorizes Agent to enter into any subordination or intercreditor agreement pertaining to the 2013 Bonds or any other Subordinated Debt (including, without limitation, the Deed of Priority), on its behalf and to take such action on its behalf under the provisions of any such agreement (subject to the last sentence of this Section 10.11). Each Lender further agrees to be bound by the terms and conditions of any subordination or intercreditor agreement pertaining to the 2013 Bonds or any other Subordinated Debt (including, without limitation, the Deed of Priority). Each Lender hereby authorizes Agent to issue blockages notices (if any are provided for under the applicable intercreditor or subordination agreement) in connection with the 2013 Bonds or any other Subordinated Debt at the direction of Required Lenders (it being agreed and understood that Agent will not act unilaterally to issue such blockage notices).

10.12     Actions in Concert.

For the sake of clarity, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Notes or any other Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement, the Notes and the other Loan Documents shall be taken in concert and at the direction or with the consent of Agent or Required Lenders.

SECTION 11                MISCELLANEOUS.

11.1       Waiver; Amendments.

(a)          Except as otherwise expressly provided in this Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any of the other Loan Documents (or any subordination and intercreditor agreement or other subordination provisions relating to the 2013 Bonds or any other Subordinated Debt) shall in any event be effective unless the same shall be in writing and signed by the Loan Parties that are party to the Loan Document that is the subject of such amendment, modification, waiver or consent, by Lenders having aggregate Pro Rata Term Loan Shares of not less than the aggregate Pro Rata Term Loan Shares expressly designated herein with respect thereto or, in the absence of such express designation herein, by Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

101

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders directly affected thereby, in addition to Required Lenders and the Loan Parties that are party to the Loan Document that is the subject of such amendment, modification, waiver or consent, do any of the following: (1) increase any of the Commitments (provided, that only the Lenders participating in any such increase of the Commitments shall be considered directly affected by such increase), (2) extend the date scheduled for payment of any principal of or interest on the Loan or any fees or other amounts payable hereunder or under the other Loan Documents, or (3) reduce the principal amount of any Loan, the amount or rate of interest thereon, or any fees or other amounts payable hereunder or under the other Loan Documents;

(ii)         no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders in addition to the Loan Parties that are party to the Loan Document that is the subject of such amendment, modification, waiver or consent, do any of the following: (1) release any material guaranty hereunder or release all or substantially all of the Collateral granted under the Collateral Documents, except as otherwise specifically provided in this Agreement or the other Loan Documents, (2) change the definition of Required Lenders, (3) change any provision of this Section 11.1, (4) amend the provisions of Section 2.10.2, or (5) reduce the aggregate Pro Rata Term Loan Shares required to effect any amendment, modification, waiver or consent under the Loan Documents; and

(iii)        No amendment, modification, waiver or consent shall, unless in writing and signed by Agent, in addition to the Loan Parties that are party to the Loan Document that is the subject of such amendment, modification, waiver or consent and Required Lenders (or all Lenders directly affected thereby or all of the Lenders, as the case may be, in accordance with the provisions above), affect the rights, privileges, duties or obligations of Agent (including without limitation under the provisions of Section 10), under this Agreement or any other Loan Document.

(b)          No delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

102

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.2       Notices.

All notices hereunder shall be in writing (including via electronic transmission) and shall be sent to the applicable party at its address shown on Annex II or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by electronic transmission shall be deemed to have been given when sent if sent during regular business hours on a Business Day in the place of receipt, otherwise, such deemed delivery will be effective as of the next Business Day in that place; notices sent by mail shall be deemed to have been given five (5) Business Days (or, if being sent internationally, ten (10) Business Days) after the date when sent by registered or certified mail, U.S. first class postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. Agent, Lenders and each Loan Party each hereby acknowledge that, from time to time, Agent, Lenders and Loan Parties may deliver information and notices using electronic mail.

11.3       Computations.

Unless otherwise specifically provided herein, any accounting term used in this Agreement (including in Section 8.13 or any related definition) shall have the meaning customarily given such term in accordance with GAAP, and all financial computations (including pursuant to Section 8.13 and the related definitions, and with respect to the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation) hereunder shall be computed in accordance with GAAP consistently applied; provided that if Australian Borrower notifies Agent that the Loan Parties wish to amend any covenant in Section 8.13 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if Agent notifies any Borrower that Required Lenders wish to amend Section 8.13 (or any related definition) for such purpose), then the Loan Parties’ compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to the Loan Parties and Required Lenders. The explicit qualification of terms or computations by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (Codification of Accounting Standards 825-10) to value any Debt or other liabilities of any Loan Party or any Subsidiary at “fair value”, as defined therein.

11.4       Costs; Expenses.

Each Loan Party agrees to pay on demand the reasonable out-of-pocket costs and expenses of (a) Agent (including Legal Costs) in connection with (i) the preparation, execution, syndication and delivery (including perfection and protection of Collateral) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith, (ii) the administration of the Loan and the Loan Documents and (iii) any proposed or actual amendment, supplement or waiver to any Loan Document, and (b) Agent and Lenders (including Legal Costs) in connection with the collection of the Obligations and enforcement of this Agreement, the other Loan Documents or any such other documents. In addition, each Loan Party agrees to pay and to save Agent and Lenders harmless from all liability for, any fees of any Loan Party’s auditors in connection with any reasonable exercise by Agent and Lenders of their rights pursuant to and to the extent provided in Section 7.2. All Obligations provided for in this Section 11.4 shall survive repayment of the Obligations, cancellation of the Notes, and termination of this Agreement.

103

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.5       Indemnification by Loan Parties.

In consideration of the execution and delivery of this Agreement by Agent and Lenders and the agreement to extend the Commitments provided hereunder, each Loan Party hereby agrees to indemnify, exonerate and hold Agent, each Lender and each of the officers, directors, employees, Affiliates and agents of Agent and each Lender (each a “Lender Party”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs (collectively, the “Indemnified Liabilities”), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to (a) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loan, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Substance at any property owned or leased by any Borrower or any other Loan Party, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Loan Party or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Loan Party or their respective predecessors are alleged to have directly or indirectly disposed of Hazardous Substances or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party, except to the extent any such Indemnified Liabilities result solely from the applicable Lender Party’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction in a non-appealable judgment. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Loan Party hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All Obligations provided for in this Section 11.5 shall survive repayment of the Obligations, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

11.6       Marshaling; Payments Set Aside.

Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to Agent or any Lender, or Agent or any Lender enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (a) to the fullest extent permitted by applicable law, to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (b) each Lender severally agrees to pay to Agent upon demand its ratable share of the total amount so recovered from or repaid by Agent to the extent paid to such Lender.

104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.7       Nonliability of Lenders.

The relationship between the Borrowers on the one hand and Lenders and Agent on the other hand shall be solely that of borrower and lender. Neither Agent nor any Lender shall have any fiduciary responsibility to any Loan Party. Neither Agent nor any Lender undertakes any responsibility to any Loan Party to review or inform such Loan Party of any matter in connection with any phase of any Loan Party’s business or operations. To the fullest extent permitted under applicable law, execution of this Agreement by a Loan Party constitutes a full, complete and irrevocable release of any and all claims which such Loan Party may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. Neither Agent nor any Lender shall have any liability with respect to, and each Loan Party hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue for, any special, indirect, punitive or consequential damages or liabilities.

11.8       Assignments; Participations.

11.8.1    Assignments.

(a)          Any Lender may at any time assign to one or more Persons (other than a Loan Party or any Affiliate of a Loan Party) (any such Person, an “Assignee”) all or any portion of such Lender’s Loan and Commitments, with the prior written consent of Agent (which consent shall not be unreasonably withheld or delayed and shall not be required for an assignment by a Lender to another Lender or by a Lender to an Affiliate of such Lender or an Approved Fund of such Lender). Except as Agent may otherwise agree, any such assignment (other than any assignment by a Lender to a Lender or by a Lender to an Affiliate or Approved Fund of such Lender) shall be in a minimum aggregate amount equal to $1,000,000 or, if less, the Commitment or the principal amount of the Loan being assigned. Each Loan Party and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500 to be paid by the Lender to whom such interest is assigned; provided, that no such fee shall be payable in connection with any assignment by a Lender to a Lender or by a Lender to an Affiliate or Approved Fund of such Lender. Notwithstanding anything to the contrary in Section 11.1, Agent may, without notice to or consent of any other Person, amend Annex I to reflect an assignment effectuated in accordance with this Section 11.8.

105

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder. Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, Borrowers shall execute and deliver to Agent for delivery to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee’s Pro Rata Term Loan Share of the Assignee’s Term Loan (and, as applicable, a Note in the principal amount of the Pro Rata Term Loan Share of the Term Loan retained by the assigning Lender). Each such Note shall be dated the effective date of such assignment. Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Australian Borrower any prior Note held by it.

(c)          Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at one of its offices in the United States a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the Commitments of, and principal amount of the Loan owing to, such Lender pursuant to the terms hereof. The entries in such register shall be, in the absence of manifest error, conclusive, and each Loan Party, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such register shall be available for inspection by any Borrower and any Lender, at any reasonable time upon reasonable prior notice to Agent.

(d)          Notwithstanding the foregoing provisions of this Section 11.8.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loan and its Note (i) as collateral security to a Federal Reserve Bank or, as applicable, to such Lender’s trustee for the benefit of its investors (but no such assignment shall release any Lender from any of its obligations hereunder) and (ii) unless such assignment results in the Borrowers as a whole being obligated to pay a greater amount under Section 3 to the Assignee than the Borrowers as a whole are then obligated to pay to the assigning Lender under such Section (in which case the provisions of Section 11.8.1(a) shall govern), to (w) an Affiliate of such Lender which is at least 50% owned (directly or indirectly) by such Lender or by its direct or indirect parent company, (x) its direct or indirect parent company, (y) to one or more other Lenders or (z) to an Approved Fund of such Lender.

106

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.8.2    Participations.

Any Lender may at any time sell to one or more Persons participating interests in its Loan, Commitments or other interests hereunder (any such Person, a “Participant”). In the event of a sale by a Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder shall remain unchanged for all purposes, (b) each Loan Party and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder and (c) all amounts payable by any Loan Party shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 11.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. Each Loan Party agrees, to the fullest extent permitted by applicable law, that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 2.10.4. Each Loan Party also agrees that each Participant shall be entitled to the benefits of Section 3 as if it were a Lender (provided that a Participant shall not be entitled to such benefits unless such Participant agrees, for the benefit of Borrowers, to comply with the documentation requirements of Section 3.1(c) as if it were a Lender and complies with such requirements, and provided, further, that no Participant shall receive any greater compensation pursuant to Section 3 than would have been paid to the participating Lender if no participation had been sold). Any such Lender transferring a participation shall, as an agent for Borrowers, maintain in the United States a register to record the names, address, and interest, principal and other amounts owing to, each Participant. The entries in such register shall be, in the absence of manifest error, conclusive, and each Loan Party, Agent and the Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Participant hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such Participation register shall be available for inspection by the Agent or any Borrower, at any reasonable time upon reasonable prior written notice from Agent or such Borrower.

107

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.9       Confidentiality.

Each Loan Party, Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts such Loan Party, Agent or such Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any other party hereto, except that Agent and each Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender or any of their Affiliates (including collateral managers of Lenders) in evaluating, approving, structuring or administering the Loan and the Commitments provided that such Persons have been informed of the covenant contained in this Section 11.9; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any foreign, federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, is required by law (except that this paragraph does not require Agent or any Lender to disclose any information of the kind referred to in section 275(1) of the PPSA); (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Agent or such Lender is a party; (f) to any internationally recognized rating agency or investor of a Lender that requires access to information about a Lender’s investment portfolio in connection with ratings issued or investment decisions with respect to such Lender; (g) that ceases to be confidential through no fault of Agent or such Lender, as applicable; (h) to a Person that is an investor or prospective investor in a Securitization that agrees that its access to information regarding Borrowers and the Loan and Commitments is solely for purposes of evaluating an investment in such Securitization and who agrees to treat such information as confidential; or (i) to a Person that is a trustee, collateral manager, servicer, noteholder or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization. For purposes of this Section, “Securitization” means a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loan or the Commitments. In each case described in clauses (c), (d) and (e) (as such disclosure in clause (e) pertains to litigation only), where the Agent or Lender, as applicable, is compelled to disclose a Loan Party’s confidential information, promptly after such disclosure the Agent or such Lender, as applicable, shall notify Australian Borrower of such disclosure provided, however, that neither the Agent nor any Lender shall be required to notify Australian Borrower of any such disclosure (i) to any foreign, federal or state banking regulatory authority conducting an examination of the Agent or such Lender, or (ii) to the extent that it is legally prohibited from so notifying Australian Borrower. Notwithstanding the foregoing, Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

11.10     Captions.

Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

11.11     Nature of Remedies.

All Obligations of each Loan Party and rights of Agent and Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

11.12     Counterparts.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by facsimile machine or in “.pdf” format through electronic mail of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page. This Agreement and the other Loan Documents to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “.pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

108

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.13     Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

11.14     Entire Agreement.

This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

11.15     Successors; Assigns.

This Agreement shall be binding upon each Loan Party, Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of each Loan Party, Lenders and Agent and the successors and assigns of Lenders and Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or Obligations under this Agreement or any other Loan Document without the prior written consent of Agent and each Lender.

11.16     Governing Law.

THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

109

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.17     Forum Selection; Consent to Jurisdiction.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, U.S. FIRST CLASS POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11.18     Waiver of Jury Trial.

EACH OF AGENT, EACH LENDER AND EACH LOAN PARTY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.19     Patriot Act.

Each Lender that is subject to the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), and Agent (for itself and not on behalf of any Lender), hereby notifies each Loan Party that, pursuant to the requirements of the Patriot Act, such Lender and Agent are required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act.

11.20     Anti-money laundering sanctions.

(a)          Each Loan Party agrees that a Lender and Agent may delay, block or refuse to process any transaction without incurring any liability if the they suspect that:

(i)          the transaction may breach any law or regulation in Australia or any other country;

110

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)         the transaction involves any person (natural, corporate or governmental) that is itself sanctioned or is connected, directly or indirectly, to any person that is sanctioned under economic and trade sanctions imposed by the United States of America, the European Union or any country; or

(iii)        the transaction may directly or indirectly involve the proceeds of, or be applied for the purposes of, conduct which is unlawful in Australia or any other country.

(b)          Notwithstanding any other provision of a Loan Document to the contrary, each Loan Party agrees to provide any information and documents that are within its possession, custody or control as reasonably required by a Lender or the Agent in order for the Lender or the Agent to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) and any other anti- money laundering or counter-terrorism financing laws or regulations including without limitation, any laws or regulations imposing “know your customer” or other identification checks or procedures, that apply to the Lender, in any jurisdiction in connection with the Loan Documents (“AML/CTF Laws”).

(c)          If a Lender or the Agent forms the view that, in its reasonable opinion, it is required to disclose information obtained in connection with the Loan Documents to any person in order to comply with any AML/CTF Laws, the parties agree that, to the extent permitted by law, such disclosure will not breach any duty of confidentiality owed by the Lender or the Agent to any other party to this document.

(d)          Each Loan Party represents and warrants in favour of each Lender and the Agent that it is not acting as trustee, agent or on behalf of another person in entering into the Loan Documents, except to the extent expressly provided in the Loan Documents or disclosed in writing to the Lender and the Agent before the date of this document.

(e)          Each Loan Party agrees to exercise its rights and perform its obligations under the Loan Documents in accordance with all applicable laws or regulations relating to anti-money laundering, counter-terrorism financing or economic and trade sanctions.

11.21     Loan Party Agent.

Each Loan Party hereby designates Australian Borrower (“Loan Party Agent”) as its representative and agent for all purposes under the Loan Documents, including delivery or receipt of communications, preparation and delivery of information and materials, receipt and payment of Obligations, requests for waivers, amendments and other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Agent or any Lender. Loan Party Agent hereby accepts such appointment. Agent and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication delivered by Loan Party Agent on behalf of any Loan Party. Agent and Lenders may give any notice or communication with a Loan Party hereunder to Loan Party Agent on behalf of such Loan Party. Each of Agent and each Lender shall have the right, in its discretion, to deal exclusively with Loan Party Agent for any or all purposes under the Loan Documents. Each Loan Party agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Loan Party Agent shall be binding upon and enforceable against it.

[signature pages follow]

111

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers or other authorized signatories as of the date first set forth above.

AUSTRALIAN BORROWER:

Executed by Parnell Pharmaceuticals
Holdings Pty Ltd in accordance with
Section 127 of the Corporations Act 2001

/s/ Robert Joseph	/s/ Brad McCarthy
Signature of director	Signature of director

Robert Joseph	Brad McCarthy
Name of director (print)	Name of director (print)

AUSTRALIAN GUARANTORS:

Executed by each of Parnell Manufacturing Pty Ltd; Parnell Technologies Pty Ltd; Parnell Pharmaceuticals Pty Ltd; Parnell Technologies NZ Pty Ltd; Australian Pharma Services Pty Ltd; Parnell Corporate Services Pty Ltd; Parnell Australia Pty Ltd; Parnell North America Pty Ltd and Parnell Europe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Robert Joseph	/s/ Brad McCarthy
Signature of director	Signature of director

Robert Joseph	Brad McCarthy
Name of director (print)	Name of director (print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NEW ZEALAND GUARANTOR:

PARNELL NZ CO LIMITED

/s/ Robert Joseph	/s/ Brad McCarthy
Signature of director	Signature of director

Robert Joseph	Brad McCarthy
Name of director (print)	Name of director (print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNITED KINGDOM GUARANTOR:

PARNELL TECHNOLOGIES (UK) LIMITED

/s/ Robert Joseph	/s/ Brad McCarthy
Signature of director	Signature of director

Robert Joseph	Brad McCarthy
Name of director (print)	Name of director (print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

U.S. BORROWER:

PARNELL, INC.

By:	/s/ Robert Joseph
Name: Robert Joseph
Title: CEO

U.S. GUARANTORS:

PARNELL CORPORATION SERVICES U.S., INC.
(ALSO KNOWN AS PARNELL CORPORATE SERVICES U.S., INC.)

By:	/s/ Robert Joseph
Name: Robert Joseph
Title: CEO

PARNELL U.S. 1, INC.

By:	/s/ Robert Joseph
Name: Robert Joseph
Title: CEO

VETERINARY INVESTIGATIVE SERVICES, INC.

By:	/s/ Robert Joseph
Name: Robert Joseph
Title: CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AGENT:

SWK FUNDING LLC,
as Agent

By:
Name:
Title:

LENDERS:

SWK FUNDING LLC,
As a Lander

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MARIC CAPITAL FUND, L.P.,
as a Lender

By: Maric LS, LLC
Its: General Partner

By:	/s/ Michael Margolis
Name: Michael Margolis
Title: Member

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex I

COMMITMENTS AND PRO RATA TERM LOAN SHARES

Lender	Commitment	Pro Rata Term Loan Share
SWK Funding LLC	$24,000,000.00	96%
Maric Capital Fund, L.P.	$1,000,000.00	4%
TOTAL	$25,000,000.00	100%

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex II

ADDRESSES FOR NOTICES

1.	Address for all Loan Parties:

Brad McCarthy
c/o Parnell Pharmaceuticals Holdings Pty Ltd
Unit 4, Century Estate, 475 Gardeners Road
Alexandria, New South Wales 2015, Australia
Fax: +612 9667 4139
Electronic Mail: brad,mccarthy@parnell.com

With a copy to:

Jeremy Kriewaldt
ATANASKOVIC HARTNELL
Atanaskovic Hartnell House,
75-85 Elizabeth Street, Sydney
NSW 2000 Australia
T +61 2 9224 7089
F +61 2 9777 8777
Email: jmk@ah.com.au

2.	Address for Agent:

Winston Black
SWK Funding LLC
15770 Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: (972) 687-7255
Electronic Mail: wblack@swkhold.com

With a copy to:

Ken Vesledahl
Holland & Knight LLP
300 Crescent Court, Suite 1100
Dallas TX 75201
Fax: (214) 964-9501
Email: kenneth.vesledahl@hklaw.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Addresses for Lenders:

(a) SWK Funding LLC:

Winston Black
SWK Funding LLC
15770 Dallas Parkway, Suite 1290
Dallas, TX 75248
Fax: (972) 687-7255
Electronic Mail: wblack@swkhold.com

With a copy to:

Ken Vesledahl
Holland & Knight LLP
300 Crescent Court, Suite 1100
Dallas TX 75201
Fax: (214) 964-9501
Email: kenneth.vesledahl@hklaw.com

(b) Maric Capital Fund, L.P.:

Maric Capital Fund, L.P.
121 North Post Oak Lane, 6th Floor
Houston, TX 77024
Attention: Michael Margolis
Facsimile: 713-893-4443

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex III

AGENT’S ACCOUNT

***

***

***

ABA: ***
Account #: ***

Account Name: ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

Form of Assignment Agreement

This Assignment Agreement (the “Assignment Agreement”) is entered into as of __________ by and between the Assignor named on the signature page hereto (“Assignor”) and the Assignee named on the signature page hereto (“Assignee”). Reference is made to the Credit Agreement dated as of January 23, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PARNELL PHARMACEUTICALS HOLDINGS PTY LTD, a proprietary company limited by shares incorporated under the laws of Australia (“Australian Borrower”), PARNELL, INC., a corporation incorporated under the laws of the state of Delaware, United States of America (“U.S. Borrower”, and together with Australian Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), the Guarantors (as defined therein), the financial institutions party thereto from time to time as Lenders (“Lenders”) and SWK Funding LLC, as Agent for all Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Assignor and Assignee agree as follows:

1.          For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Credit Agreement, as of the Effective Date (as defined below) (i) all of Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest, as identified on the schedule attached hereto, of all of such outstanding rights and obligations of Assignor under or in relation to the Credit Agreement, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by Assignor to Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by Assignor.

2.          Assignor (i) represents that as of the Effective Date, that it is the legal and beneficial owner of the Assigned Interest free and clear of any adverse claim, (ii) represents that, as of the date hereof, the balance of the Loan is [$_____], (iii) makes no other representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any other Person or the performance or observance by any Loan Party of its Obligations under the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.          Assignee (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) represents and warrants that it has, independently and without reliance upon Agent or Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest (iv) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) hereby represents and warrants that upon the effectiveness of this Assignment Agreement, Assignee will be a Lender under the Credit Agreement and further agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vii) represents that on the date of this Assignment Agreement it is not presently aware of any facts that would cause it to make a claim under the Credit Agreement; (viii) if organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, which have been duly executed, certifying as to Assignee’s exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty and (ix) represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type.

4.          The effective date for this Assignment Agreement shall be as set forth on the schedule attached hereto (the “Effective Date”). Following the execution of this Assignment Agreement, it will be delivered to Agent for acceptance and recording by Agent pursuant to the Credit Agreement.

5.          Upon such acceptance and recording, from and after the Effective Date, (i) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and (ii) Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights (other than indemnification rights) and be released from its obligations under the Credit Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.          From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued to but excluding the Effective Date and to Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to Assignee.

7.          THIS ASSIGNMENT AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.          This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Assignment Agreement. Receipt by electronic transmission of any executed signature page to this Assignment Agreement shall constitute effective delivery of such signature page.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first written above.

ASSIGNOR:
[______________________]

By:
Name:
Title:

ASSIGNEE:
[______________________]

By:
Name:
Title:

Consented to:

SWK FUNDING LLC,
as Agent

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule to Assignment Agreement

Assignor:
Assignee:
Effective Date:

Credit Agreement:	Credit Agreement dated as of January 23, 2014 among PARNELL PHARMACEUTICALS HOLDINGS PTY LTD, a proprietary company limited by shares incorporated under the laws of Australia (“Australian Borrower”), PARNELL, INC., a corporation incorporated under the laws of the state of Delaware, United States of America (“U.S. Borrower”, and together with Australian Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), the Guarantors (as defined therein), the financial institutions party thereto from time to time as Lenders (“Lenders”) and SWK Funding LLC, as Agent for all Lenders

Assigned Interest:

	Term Loan	Pro Rata Term Loan Share
Assignor Amounts (pre-assignment)	$		%
Assignor Amounts (post-assignment)	$		%
Amounts Assigned	$		%
Assignee Amounts (pre-assignment)	$		%
Assignee Amounts (post-assignment)	$		%

Assignee Information:

Address for Notices:	Address for Payments:

Bank:
Attention:	ABA #:
Telephone:	Account #:
Telecopy:	Reference:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Form of Compliance Certificate

Please refer to the Credit Agreement dated as of January 23, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PARNELL PHARMACEUTICALS HOLDINGS PTY LTD, a proprietary company limited by shares incorporated under the laws of Australia (“Australian Borrower”), PARNELL, INC., a corporation incorporated under the laws of the state of Delaware, United States of America (“U.S. Borrower”, and together with Australian Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), the Guarantors (as defined therein), the financial institutions party thereto from time to time as Lenders (“Lenders”) and SWK Funding LLC, as Agent for all Lenders (“Agent”). This certificate (this “Certificate”), together with supporting calculations attached hereto, is delivered to Agent pursuant to the terms of the Credit Agreement. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

Enclosed herewith is a copy of the [annual audited/quarterly/monthly] financial statements required under the Credit Agreement as at and for the period ending [__________] (the “Computation Date”), which financial statements fairly present in all material respects the financial condition and results of operations of Australian Borrower and its Subsidiaries as of the Computation Date and for the period then ended and have been prepared in accordance with GAAP consistently applied (subject, in the case of quarterly and monthly financial statements, to the absence of footnotes and to normal year-end adjustments).

Each of the undersigned, in his representative capacity a Director of Australian Borrower and the Chief Financial Officer of U.S. Borrower, as applicable (and not in the undersigned’s individual capacity), hereby certifies and warrants that:

1.	the schedule attached hereto sets forth the computations required by [Section 8.13][Section 8.13.3][1] of the Credit Agreement and such computations are true and correct as at the Computation Date; and

2.	no Event of Default or Default has occurred and is continuing [except as set forth on Annex I hereto, which Annex describes such Event of Default or Default and the steps, if any, being taken to cure it (it being understood that if no Annex I is attached hereto, such Annex I shall be deemed to state “none”].

[Remainder of Page Intentionally Blank; Signatures Follow]

1 Compliance certificates delivered with annual and quarterly financial statements shall include computations of each covenant of Section 8.13. Compliance certificates delivered with monthly financial statements shall only include a computation of the covenant set forth in Section 8.13.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The undersigned has caused this Certificate to be executed and delivered on

Directors of Parnell Pharmaceuticals Holdings Pty Ltd:
Signed:

Director	Director

Name in full (please print)	Name in full (please print)

Chief Financial Officer of Parnell, Inc.

By:
Name: Brad Richard McCarthy

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule to Compliance Certificate

Dated as of _____________2

A.	Section 8.13.1 - Current Ratio

	1. the current assets of Australian Borrower and its Subsidiaries as of such date (***).	$ ____

	2. the current liabilities of the Australian Borrower and its Subsidiaries as of such date (including, for the avoidance of doubt, any liabilities of Australian Borrower and/or its Subsidiaries under the Revenue Sharing Deed and any liabilities of Australian Borrower and/or its Subsidiaries that mature or are required to be paid within twelve months after such date but, unless expressly indicated in the Credit Agreement otherwise[3], excluding the 2013 Bonds).	$ ____

	2. Ratio determined as (1) divided by (2):	____

	3. Minimum Required	____

B.	Section 8.13.2 - Minimum Net Sales

1. Aggregate Revenue:

	a. Net Sales for twelve consecutive month period ending on the Computation Date	$ ____

	b. Royalties for twelve consecutive month period ending on the Computation Date	$ ____

	c. Any other income or revenue actually received by (or otherwise recognized by in accordance with GAAP) Australian Borrower and its Subsidiaries	$ ____

	2. Sum of items (a) through (c) above	$ ____

	3. Minimum Required	$ ____

C.	Section 8.13.3 - Employee Priority Liabilities

2 The descriptions of the calculations set forth in this certificate are sometimes abbreviated for simplicity, but are qualified in their entirety by reference to the full text of the calculations provided in the Credit Agreement.

3 2013 Bonds to be included for quarter ending December 31, 2014 and for purposes of determining permitted payments under 2013 Bonds in accordance with Section 8.11 of the Credit Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The attached computation demonstrates the Loan Parties’ compliance with the covenant set forth in Section 8.13.3 of the Credit Agreement as of the last day of each calendar month in the period covered by the financial statements delivered with this Compliance Certificate (including, without limitation, an itemization of the Employee Priority Liabilities, and a calculation of the fair market value of the Loan Parties’ Inventory, in each case, as of the last day of each such calendar month).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

Form of Note

PROMISSORY NOTE

[$__________]	__________, 20_____

FOR VALUE RECEIVED and pursuant to the terms of this Promissory Note (this “Note”), the undersigned, PARNELL PHARMACEUTICALS HOLDINGS PTY LTD, a proprietary company limited by shares incorporated under the laws of Australia, having an address at Unit 4, 476-492 Gardeners Road, Alexandria NSW 2015, Australia (“Australian Borrower”), and PARNELL, INC., a corporation incorporated under the laws of the state of Delaware, United States of America, having an address at 9401 Indian Creek Parkway, Suite 1170, Overland Park KS 66210, USA (“U.S. Borrower”, and together with Australian Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), hereby jointly, severally, unconditionally and irrevocably promise to pay to the order of [__________] (together with all subsequent holders of this Note being hereinafter referred to collectively as “Holder”), the principal sum of [____________________] ([$__________]), together with all Revenue-Based Payments and all fees, costs, indemnities, reimbursements and other Obligations, in each case, as set forth in that certain Credit Agreement, dated as of January 23, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrowers, the Guarantors (as defined therein), the financial institutions party thereto from time to time as Lenders (each, a “Lender” and collectively, the “Lenders”), and SWK FUNDING LLC, as Agent for the Lenders (“Agent”). This Note evidences the obligation of each Borrower to repay the Loans and all other Obligations.

DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

PRINCIPAL AND OTHER OBLIGATIONS

Principal and Other Obligations. Each Borrower shall make payments on the principal balance of this Note, all Revenue-Based Payments and all fees, costs, indemnities, reimbursements and other Obligations in accordance with the provisions of the Credit Agreement. If not sooner paid, the entire unpaid principal balance of this Note and all other Obligations shall be paid on the Term Loan Maturity Date.

Prepayments. Each Borrower may prepay the principal sum outstanding from time to time hereunder as provided in the Credit Agreement, subject to any prepayment premium set forth in the Credit Agreement.

INCORPORATION OF CREDIT AGREEMENT

This Note has been issued pursuant to the Credit Agreement, and all of the terms, covenants and conditions of the Credit Agreement (including all Exhibits and Schedules thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EVENTS OF DEFAULT

Upon the occurrence and during the continuance of an Event of Default, in accordance with the terms of the Credit Agreement and the other Loan Documents, as applicable, in addition to any other remedies to which the holder of this Note may be entitled, the total unpaid principal balance of the indebtedness evidenced hereby, together with all other accrued but unpaid Obligations, and all other sums owing hereunder, under the Credit Agreement or under any other Loan Document, may be declared to be immediately due and payable.

LAWFUL LIMITS

All agreements between Borrowers and Agent and/or Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof, of the Credit Agreement or of any other Loan Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and, if from any circumstance Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between Borrowers and Agent and/or Holder.

MISCELLANEOUS

WAIVERS. PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT OR DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF DEMAND, NOTICE OF ACCELERATION OR INTENT TO ACCELERATE AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE ARE HEREBY IRREVOCABLY WAIVED BY EACH BORROWER.

Exercise of Remedies. No delay on the part of Agent or Holder in the exercise of any right, power or remedy hereunder, under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by Agent or Holder of any right, power or remedy hereunder, under the Credit Agreement or under any other Loan Document preclude other or further exercise thereof, or the exercise of any other right, power or remedy. Upon the occurrence and continuance of an Event of Default, Agent shall at all times have the right to proceed against any portion of the Collateral in such order and in such manner as Agent may deem fit, without waiving any rights with respect to any other security.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Invalid Provisions. The illegality or unenforceability of any provision of this Note shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note.

Governing Law. THIS NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Definition of Note. All references to “Note” or “Notes” in the Loan Documents shall also include this Note, to the extent not returned to Borrowers for cancellation, as the same may be amended, supplemented, modified, divided and/or restated and in effect from time to time.

New Notes. Upon Agent’s written request each Borrower shall execute and deliver to Agent new promissory notes in exchange for this Note and/or split or divide this Note (or, in each case, any new or split promissory notes received in exchange for this Note), in such smaller amounts or denominations as Agent shall specify; provided, that the aggregate principal amount of such new, split or divided promissory notes shall not exceed the aggregate principal amount of this Note outstanding at the time such request is made; and provided, further, that such promissory notes that are replaced shall then be deemed no longer outstanding under the Credit Agreement and replaced by such new promissory notes and returned to Borrowers within a reasonable period of time after Agent’s receipt of the replacement promissory notes.

Replacement Notes. Upon receipt of evidence reasonably satisfactory to Borrowers of the mutilation, destruction, loss or theft of this Note and the ownership thereof, each Borrower shall, upon the written request of the holder of such Note, execute and deliver in replacement thereof one or more new promissory notes in the same form, in the same original principal amount and dated the same date as the promissory note so mutilated, destroyed, lost or stolen; and such promissory note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding under the Credit Agreement. If the promissory notes being replaced have been mutilated, they shall be surrendered to Borrowers; and if such replaced promissory notes have been destroyed, lost or stolen, such holder shall furnish Borrowers with an indemnity in writing to indemnify, defend and save them harmless in respect of such replaced promissory notes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each Borrower has caused this Note to be duly executed and delivered by its duly authorized officers or other authorized signatories as of the date first set forth above.

AUSTRALIAN BORROWER:

Executed by Parnell Pharmaceuticals Holdings Pty Ltd in accordance with Section 127 of the Corporations Act 2001

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

U.S. BORROWER:

PARNELL, INC.

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D

VERIFICATION CERTIFICATE

[COMPANY LETTERHEAD]

[Date]

To:	SWK Funding LLC, as Agent [address]	Each Lender under the Credit Agreement (as defined below)

Verification Certificate - Credit Agreement with SWK Funding LLC and others dated [date] (Credit Agreement)

We are officers of [#] ACN [#] (Company) and are authorized to give this verification certificate. Expressions defined in the Credit Agreement apply in this verification certificate. We certify that:

1.	Attachments

Attached are true, complete and up-to-date copies of the following, which as at the time the meeting referred to in paragraph 4 was held and as at today, are in full force and effect, and which have not been revoked, suspended or amended:

a.	(constituent documents) the certificate of registration and constitution of the Company (marked A);

b.	[if applicable] (power of attorney) a power of attorney granted by the Company for the execution of the Loan Documents to which it is intended to be a party (marked B);

i.	duly executed under common seal or by two directors or a director and secretary; and

ii.	showing evidence of stamping, if applicable, and evidence of registration in each applicable jurisdiction;

c.	[if applicable. If none to be attached, instead include a statement: ‘The Company has no material authorisations and approvals which have not been disclosed to you.’] (material authorisations and approvals) each of its current material authorisations and approvals referred to in Section [6.2] of the Credit Agreement (marked C) [optional~; and

d.	[Insert other attachments to be verified]]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Corporate documents

There are no other documents which evidence any other necessary corporate or other action of the Company in connection with the Loan Documents to which it is intended to be a party.

3.	Corporations Act

The Company is not prevented by Chapter 2E or Chapter 2J or any other provision of the Corporations Act from entering into and performing any Loan Document to which it is expressed to be a party.

4.	Directors’ meeting

At a properly convened and properly held meeting of duly appointed directors of the Company, at which a quorum of directors entitled to vote was present and acting, resolutions were duly passed:

a.	approving the terms of each Loan Document to which the Company is expressed to be a party;

b.	resolving that the Company’s entry into each Loan Document to which it is named as a party is for the commercial benefit of, and in the best interests of, the Company because the facilities are necessary for the day-to-day operation of the Parnell Pharmaceuticals Group’s business and the Company will derive benefit from the conduct of that business and the availability of funds under the facilities;

c.	authorising the Company to enter into, sign, deliver and perform each Loan Document (and any related ancillary document) to which it is named as a party; and

d.	[if applicable] authorising and directing execution by the Company of the power of attorney referred to in paragraph (1.b).

All provisions in the Corporations Act and the constitution of the Company relating to the declaration of directors’ interests and the powers of interested directors to vote were duly observed at or before the meeting.

Minutes recording the resolutions referred to above were prepared and recorded in accordance with section 251A of the Corporations Act.

5.	Solvency

The Company is able to pay all of its debts as and when they become due and payable. There are no grounds for suspecting that it will not continue to be able to do so after entering into the Loan Documents (and after incurring any other liability which it proposes to incur around the time it enters into them).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	No Material Adverse Effect

Nothing has occurred since the date of the last financial statements of the Company which might reasonably be expected to have a Material Adverse Effect.

7.	Responsible Officers

We attest to the authenticity of the specimen signatures of the following Persons4 who may execute Loan Documents on behalf of the Company:

Name	Position/title	Date of birth	Specimen signature
Robert Thomas Joseph	C.E.O/Director	12/08/1976
Brad Richard McCarthy	C.F.O/Director	08/09/1975
Alan Richard Bell	Chairman/Director	20/03/1956

Signed:
	Director	Director

	Name in full (please print)	Name in full (please print)

4 A person signing this verification certificate cannot be named here (as they should not be verifying their own signature) unless that person is the sole director and sole secretary of the Company, or unless another person signing this verification certificates is verifying their signature.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5. 1

PRIOR DEBT

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.1

JURISDICTIONS OF ORGANIZATION AND QUALIFICATION

LOAN PARTY’S EXACT LEGAL NAME	JURISDICTION OF ORGANIZATION/ INCORPORATION	OTHER JURISDICTIONS IN WHICH LOAN PARTY IS REGISTERED OR QUALIFIED
Parnell Australia Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Corporate Services Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Europe Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Manufacturing Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell North America Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Pharmaceuticals Holdings Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Pharmaceuticals Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Technologies Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell NZ Co Limited	New Zealand	N/A
Parnell Technologies NZ Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell Technologies (UK) Limited	United Kingdom	N/A
Australian Pharma Services Pty Ltd	Commonwealth of Australia	Registered in State of Queensland (Commonwealth of Australia)
Parnell, Inc	State of Delaware (United States of America)	States of Kansas and Missouri (United States of America)
Parnell Corporation Services U.S., Inc. (also known as Parnell Corporate Services U.S., Inc.)	State of Delaware (United States of America)	States of Kansas and Missouri (United States of America)
Parnell U.S. 1, Inc.	State of Delaware (United States of America)	States of Kansas and Missouri (United States of America)
Veterinary Investigative Services, Inc.	State of Delaware (United States of America)	States of Kansas and Missouri (United States of America)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.8

CAPITALIZATION

Entity	Shareholder	Shares
Parnell Technologies Pty Ltd	Parnell Pharmaceuticals Holdings Pty Ltd	100
Parnell Pharmaceuticals Pty Ltd	Parnell Pharmaceuticals Holdings Pty Ltd	100
Parnell, Inc	Parnell Pharmaceuticals Holdings Pty Ltd	1000
Parnell Technologies NZ Pty Ltd	Parnell Technologies Pty Ltd	100
Parnell Technologies (UK) Limited	Parnell Technologies Pty Ltd	2
Australian Pharma Services Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell Manufacturing Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell Corporate Services Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell Australia Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell North America Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell Europe Pty Ltd	Parnell Pharmaceuticals Pty Ltd	100
Parnell NZ Co Limited	Parnell Pharmaceuticals Pty Ltd	100
Parnell Corporation Services U.S., Inc. (also known as Parnell Corporate Services U.S., Inc.)	Parnell, Inc.	1000
Parnell U.S. 1, Inc.	Parnell, Inc.	1000
Veterinary Investigative Services, Inc.	Australian Pharma Services Pty Ltd	1000
Parnell Pharmaceuticals Holdings Pty Ltd	As set forth on the attached table.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.16

INSURANCE

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.18(a)

EACH LOAN PARTY’S REGISTERED INTELLECTUAL PROPERTY

Parnell Patents:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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***Schedule 6.18(b)

EACH LOAN PARTY’S PRODUCTS AND REQUIRED PERMITS

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Schedule 6.20

LABOR MATTERS

None

***Schedule 6.21

Material Contracts

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.25A

NAMES

Reference is hereby made to the name of each Loan Party set forth on Schedule 6.1. The United Kingdom Guarantor has also used the trade name “Parnell Laboratories (UK) Limited”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.25B

OFFICES

Chief Executive Office of each Australian Loan Party, the New Zealand Guarantor and the United Kingdom Guarantor:

•	Unit 4, 476-492 Gardeners Road, Alexandria NSW 2015, Australia

Chief Executive Office of each U.S. Loan Party:

•	9401 Indian Creek Parkway, Suite 1170, Overland Park KS 66210, USA

Other locations of the Loan Parties:

•	Warehouse locations:

o	6920 Executive Drive, Kansas City, MO 64120, USA

o	11 Timberly Road, Mangere, New Zealand

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6.27

BROKER’S COMMISSIONS

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7.14

Post-Closing Obligations

The following are the post-closing matters referenced in Section 7.14. The Loan Parties shall cause each requirement set forth below to be satisfied in full, on or before the date specified for such requirement (or within such longer period as Agent may agree at its sole option), time being of the essence, and to be satisfactory, in form and substance, as applicable, to Agent. The failure to satisfy any such requirement on or before the date when due (or within such longer period as Agent may agree at its sole option) shall be an Event of Default, except as otherwise agreed to by Agent at its sole option.

1.	On or before January 31, 2014, the Loan Parties shall deliver (or cause to be delivered) to Agent or its counsel :

a.	original executed transfer forms for the share certificates for the issued share capital of each Australian Loan Party (other than Australian Borrower);

b.	original certified copies of share registers for each Australian Loan Party (other than Australian Borrower);

c.	original copies of the resolutions of the directors of each Australian Loan Party authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

2.	On or before ***, the *** to ***, as ***, an amount equal to *** or such amount as agreed to by all parties upon review of the invoices, representing legal costs and expenses and associated GST incurred in connection with the execution and delivery of this Agreement and related transactions. Such payment shall be made *** to ***in *** to that ***On or before February 23, 2014, the Loan Parties shall deliver (or cause to be delivered) to Agent or its counsel the original certificates representing all of the issued and outstanding Equity Interests in each U.S. Loan Party, in the United Kingdom Guarantor and in the New Zealand Guarantor, in each case, together with an undated original transfer power with respect to such certificate in form and substance satisfactory to Agent and executed by the holder of such Equity Interests;

3.	On or before February 23, 2014, the Loan Parties shall deliver to Agent evidence of the termination and release of each Personal Property Securities Register filing by National Australia Bank Limited against the Australian Borrower or any of its Subsidiaries, in each case, in form and substance satisfactory to Agent.

4.	On or before February 23, 2014, the Loan Parties shall deliver (or cause to be delivered) to Agent (a) such loss payee, additional insured and notice of cancellation endorsements with respect to the insurance coverage and policies of the U.S. Loan Parties as Agent shall request, and (b) such certificates of currency with respect to the insurance coverage and policies of the Australian Loan Parties as Agent shall request, in the case of each of clauses (a) and (b), in form and substance satisfactory to Agent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	On or before February 23, 2014, the Loan Parties shall deliver (or cause to be delivered) to Agent a capitalization table showing all of the outstanding Equity Interests of Australian Borrower as of such date (reflecting, for the avoidance of doubt, any issuance of Equity Interests in connection with the termination and repayment in full of the bonds issued pursuant to the Terms for Subscription of Convertible Bonds, dated March 24, 2011).

6.	On or before March 23, 2014, the Loan Parties shall deliver to Agent a Collateral Access Agreement with respect to each of the following locations, in each case, in form and substance satisfactory to Agent and duly executed by the applicable mortgagee, lessor, warehouseman, processor or bailee and the applicable Loan Party:

a.	the premises commonly known as 9401 Indian Creek Parkway, Suite 1170, Overland Park KS 66210, USA; and

b.	the premises commonly known as 6920 Executive Drive, Stilwell Building, Kansas City, MO 64120, USA.

7.	On or before March 23, 2014, the Loan Parties shall deliver to Agent a Notice of Security Interest (Contract) with respect to the Esanda Lease, in form and substance satisfactory to Agent and executed by Australia and New Zealand Banking Group Limited (trading as Esanda), the applicable Loan Parties, Alan Richard Bell and Pinehill Pty Ltd.

8.	The Loan Parties shall deliver, or cause to be delivered, to Agent a Bondholder Consent executed by each Non-Consenting Bondholder within the time period set forth in Section 2.2(a)

9.	The Loan Parties shall deliver, or cause to be delivered, to Agent the Multi-Jurisdictional Mortgage Statement within the time period set forth in Section 2.3(a)

10.	The Loan Parties shall establish the Collection Account and deliver an Account Control Agreement with respect to thereto within the time period set forth in Section 8.14(a)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.1

EXISTING DEBT

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.2

EXISTING LIENS

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.7

TRANSACTIONS WITH AFFILIATES

Transactions under the following:

1.	Intellectual Asset Sale Agreement, dated September 18, 2009, between Parnell Laboratories (Aust) Pty Ltd and Parnell Technologies Pty Ltd;

2.	License Deed, dated September 30, 2009, between Parnell Technologies Pty Ltd and Parnell Manufacturing Pty Ltd;

3.	Asset Sale Agreement, dated January 21, 2010, between Parnell Laboratories New Zealand Limited and Parnell NZ Co Limited;

4.	Intellectual Asset Sale Agreement, dated September 18, 2009, between Parnell Laboratories (Aust) Pty Ltd and Parnell Technologies Pty Ltd;

5.	Intellectual Asset Sale Agreement, dated January 21, 2010, between Parnell Laboratories New Zealand Limited and Parnell Technologies NZ Pty Ltd;

6.	the Landlord Tripartite; and

7.	Lease, dated June 27, 2011, among Helion Properties Pty Ltd, Parnell Manufacturing Pty Ltd and Parnell Pharmaceuticals Holdings Pty Ltd.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.10

EXISTING INVESTMENTS

1.	Certain Loan Parties own Equity Interests in other Loan Parties as set forth on Schedule 6.8.

2.	Australian Borrower owns 100% of the Equity Interests in Parnell Laboratories (Aust) Pty Ltd, which owns 100% of the Equity Interests in Parnell Group Pty Ltd.

3.	Australian Borrower provides a guarantee of the obligations of Parnell Manufacturing Pty Ltd under the Lease, dated June 27, 2011, among Helion Properties Pty Ltd, Parnell Manufacturing Pty Ltd and Australian Borrower.

4.	Each of Australian Borrower, Parnell Technologies Pty Ltd, Parnell Pharmaceuticals Pty Ltd, Parnell Group Pty Ltd, Parnell Australia Pty Ltd, Parnell Corporate Services Pty Ltd and Australian Pharma Services Pty Ltd provides a guarantee of the obligations of Parnell Manufacturing Pty Ltd under the Esanda Lease.

5.	Australian Borrower provides a guarantee of certain of the obligations of Parnell Europe Pty Ltd under the Elanco Contract.

***Schedule 8.11

RESTRICTED MATERIAL CONTRACTS

1.	Agreement, dated February 5, 2013, between Metro Park Warehouses, Inc. and Parnell U.S. 1, Inc.;

2.	Services Agreement, dated March 4, 2010, among Supply Chain Solutions (N.Z.) Limited, Parnell Laboratories New Zealand Limited and Parnell Laboratories (Aust) Pty Ltd;

3.	Standard Office Lease, dated March 6, 2013, between UCM/SREP-Corporate Woods, LLC and U.S. Borrower;

4.	Lease, dated June 27, 2011, among Helion Properties Pty Ltd, Parnell Manufacturing Pty Ltd and Parnell Pharmaceuticals Holdings Pty Ltd; and

5.	the Esanda Lease.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Schedule 8.14

DEPOSIT ACCOUNTS

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